Exhibit 10.1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LOAN AND SECURITY AGREEMENT

Dated as of April 29, 2013

Among

WHITE EAGLE ASSET PORTFOLIO, LLC,

as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders

IMPERIAL FINANCE & TRADING, LLC

as Servicer and as Portfolio Manager

And

CLMG CORP.,

as Administrative Agent

i

SCHEDULES

SCHEDULE 2.1(a)	Lenders’ Commitments
SCHEDULE 7.1(a)(i)	Collateral Assignment Exception Policy
SCHEDULE 7.1(f)	Policy Delivery Exception Policies
SCHEDULE 8.1(i)	Attempted Rescission Exercise Policies
SCHEDULE 8.1(q)	Material Adverse Changes
SCHEDULE 8.1(s)	Account Information
SCHEDULE 8.1(u)	Unmatured Events of Default and Events of Default
SCHEDULE 8.1(w)	Retained Death Benefit Policies
SCHEDULE 8.2(l)	Portfolio Manager Material Adverse Changes
SCHEDULE 13.2	Notice Addresses
ELIGIBILITY CRITERIA CLAUSE (a) SCHEDULE I	Eligibility Criteria Clause (a) Policy Exceptions
ELIGIBILITY CRITERIA CLAUSE (g) SCHEDULE	Eligibility Criteria Clause (g) Policy Exceptions
ELIGIBILITY CRITERIA CLAUSE (h) SCHEDULE	Eligibility Criteria Clause (h) Policy Exceptions
ELIGIBILITY CRITERIA CLAUSE (i) SCHEDULE	Eligibility Criteria Clause (i) Policy Exceptions
ELIGIBILITY CRITERIA CLAUSE (m) SCHEDULE	Eligibility Criteria Clause (m) HIPAA Authorization Exceptions
INITIAL ADVANCE LEXINGTON SCHEDULE	AIG Subrogated Policies

EXHIBITS

EXHIBIT A	Form of Borrowing Request
EXHIBIT B	Form of Lender Note

EXHIBIT C	Form of Assignment and Assumption Agreement
EXHIBIT D	Form of Calculation Date Report
EXHIBIT E	Form of Annual Budget
EXHIBIT F	Form of Borrowing Base Certificate
EXHIBIT G	Form of Section 2.7(b) Notice

ANNEXES

ANNEX I	List of Defined Terms

THIS LOAN AND SECURITY AGREEMENT (this “Loan Agreement”) is made and entered into as of April 29, 2013, among WHITE EAGLE ASSET PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), IMPERIAL FINANCE & TRADING, LLC, a Florida limited liability company, as Servicer (in such capacity, the “Servicer”) and Portfolio Manager (in such capacity, the “Portfolio Manager”), LNV Corporation, a Nevada corporation, as initial lender (the “Initial Lender”), the financial institutions party hereto as Lenders (together with the Initial Lender, the “Lenders”), and CLMG Corp., a Texas corporation, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower desires that the Lenders agree to extend financing to the Borrower on the terms and conditions set forth herein.

WHEREAS, the Lenders are willing to provide such financing on the terms and conditions set forth in this Loan Agreement.

WHEREAS, in consideration for the Lenders providing such financing, the Borrower hereby agrees to pay, among other things, the Aggregate Participation Interest to the Lenders on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Capitalized terms used and not otherwise defined in this Loan Agreement shall have the meanings given to them in the List of Defined Terms attached hereto as Annex I.

Section 1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Loan Agreement have the meanings as so defined herein when used in the Lender Notes or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

(b) Each term defined in the singular form in Section 1.1 or elsewhere in this Loan Agreement shall mean the plural thereof when the plural form of such term is used in this Loan Agreement, the Lender Notes or any other Transaction Document, and each term defined in the plural form in Section 1.1 or elsewhere in this Loan Agreement shall mean the singular thereof when the singular form of such term is used herein or therein.

(c) The words “hereof,” “herein,” “hereunder” and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Loan Agreement unless otherwise specified.

Loan and Security Agreement

Section 1.3 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Delaware, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.4 Computation of Time Periods. Unless otherwise stated in this Loan Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

ARTICLE II

THE LENDERS’ COMMITMENTS, BORROWING PROCEDURES,

SECURITY INTEREST AND LENDER NOTES

Section 2.1 Lenders’ Commitments.

(a) On the terms and subject to the conditions set forth in this Loan Agreement, the Lenders shall make the Initial Advance and Ongoing Maintenance Advances, and may make Additional Policy Advances, to the Borrower from time to time before the Commitment Termination Date in such amounts as may be from time to time requested by the Borrower pursuant to Section 2.2 and agreed to by the Lenders, for the purposes set forth in Section 2.8(a); provided, however that (i) the aggregate principal amount of all Advances from time to time outstanding under this Loan Agreement (excluding any Protective Advances) shall not exceed the Borrowing Base and (ii) no Lender shall be obligated to make any Advance to the Borrower to the extent that the aggregate outstanding amount of such Advances made by such Lender hereunder exceeds such Lender’s Commitment as set forth in Schedule 2.1(a), as the same is amended (or deemed amended) from time to time by Assignment and Assumption Agreements executed pursuant to Section 13.4 of this Loan Agreement, nor shall any Lender be obligated to make any Advance required to be made by any other Lender.

(b) On the Closing Date, so long as the Borrower has requested the same pursuant to a Borrowing Request delivered to the Administrative Agent as set forth below and subject to the conditions set forth in this Loan Agreement, the Lenders shall make the Initial Advance to the Borrower.

(c) After the making of the Initial Advance, so long as the Borrower has requested the same pursuant to a Borrowing Request delivered to the Administrative Agent as set forth below and subject to the conditions set forth in this Loan Agreement, the Lenders shall make Ongoing Maintenance Advances to the Borrower; provided, however, that the aggregate principal amount of all Advances outstanding under this Loan Agreement (excluding any Protective Advances) shall not exceed the Borrowing Base.

(d) After the making of the Initial Advance, so long as the Borrower has requested the same pursuant to a Borrowing Request delivered to the Administrative Agent as set forth below and subject to the conditions set forth in this Loan Agreement, the Lenders may make Additional Policy Advances to the Borrower in amounts determined by the Lenders in their sole discretion; provided, however, that the aggregate principal amount of all Advances outstanding under this Loan Agreement (excluding any Protective Advances) shall not exceed the Borrowing Base.

Loan and Security Agreement

(e) Without regard to the Borrowing Base and without any Borrowing Request, and whether before or after the Partial Repayment Date, the Lenders shall be entitled to make Advances on behalf of the Borrower as the Lenders determine in their reasonable discretion are necessary in order to make premium payments and to pay other costs and expenses to ensure that one or more Pledged Policies selected by the Lenders in their sole discretion, other than Policies that are abandoned or sold as contemplated by Section 2.7 of this Loan Agreement, remain in full force and effect, as determined by the Lenders in their sole discretion (such Advances, together with any Advances made from time to time by the Lenders hereunder to pay any costs and expenses in defending the Collateral against any lawsuits or in any other proceedings (including attorneys’ fees) and any Advances made from time to time by the Lenders hereunder during the occurrence and continuance of an Unmatured Event of Default or an Event of Default shall collectively be referred to herein as “Protective Advances”).

Section 2.2 Borrowing Procedures.

(a) The Borrower shall request Advances hereunder by giving notice to the Administrative Agent of the proposed borrowing. Such notice (herein called a “Borrowing Request”) shall be in the form of Exhibit A. The Borrowing Request for the Initial Advance is permitted to have been prepared and delivered by the Borrower up to five (5) Business Days before the date of execution of this Loan Agreement such that the related Proposed Initial Advance Notice and Initial Advance Acceptance may be executed concurrently with this Loan Agreement. The Borrowing Request for the Initial Advance shall (i) specify the date and aggregate amount of the proposed Initial Advance, (ii) identify the Subject Policies proposed to be pledged hereunder in connection with the Initial Advance and confirm that the related Collateral Packages (taking into account the exceptions noted on Schedules V, VI, VII, VIII, IX, X and XI to the Account Control Agreement) have been uploaded to the FTP Site and (iii) attach a Borrowing Base Certificate, signed by the chief financial officer of the Borrower.

(b) The Borrower may request an Ongoing Maintenance Advance hereunder by delivering a fully executed and completed Borrowing Request to the Administrative Agent. Each Borrowing Request for a proposed Ongoing Maintenance Advance shall (i) specify the date and aggregate amount of the proposed Ongoing Maintenance Advance and (ii) attach a Borrowing Base Certificate, signed by the chief financial officer of the Borrower. The Borrowing Request for the initial Ongoing Maintenance Advance is permitted to have been prepared and delivered by the Borrower up to five (5) Business Days before the date of execution of this Loan Agreement such that the related Subsequent Advance Acceptance may be executed concurrently with this Loan Agreement.

(c) The Borrower shall not deliver any Borrowing Request with respect to a proposed Additional Policy Advance unless and until it has received written notice from the Administrative Agent confirming that the Administrative Agent and the Lenders have completed their due diligence with respect to the Additional Policies proposed to be pledged hereunder in connection with the making of such Additional Policy Advance, and indicating which Additional Policies, if any, will be accepted as Collateral hereunder and the estimated amounts that the

Loan and Security Agreement

Lenders will be willing to fund under this Loan Agreement with respect to such Additional Policies. After the Borrower’s receipt of such written notice from the Administrative Agent, the Borrower may request an Additional Policy Advance hereunder with respect to such Additional Policies by delivering a fully executed and completed Borrowing Request to the Administrative Agent. Each Borrowing Request related to a proposed Additional Policy Advance shall (i) specify the date and aggregate amount of the proposed Additional Policy Advance, (ii) identify the Additional Policies proposed to be pledged hereunder in connection with such Additional Policy Advance, confirm that the related Collateral Packages have been uploaded to the FTP Site, and confirm that the related Expense Deposit shall be wired to the Administrative Agent’s Account promptly following confirmation of the amount thereof and (iii) attach a Borrowing Base Certificate, signed by the chief financial officer of the Borrower. The Administrative Agent agrees that the Expense Deposit shall be used solely by the Administrative Agent and the Lenders for reasonable third-party out-of-pocket expenses incurred in connection with the review and evaluation of the Additional Policies identified in such Borrowing Request, and that any unused portion of the Expense Deposit shall be returned to the Borrower.

Section 2.3 Funding.

(a) No later than five (5) Business Days following the Lenders’ receipt of a Borrowing Request for the Initial Advance, the Lenders shall, in their sole discretion and acting unanimously, determine whether to approve the Subject Policies, and the Administrative Agent shall notify the Borrower of the determination of the amount, if any, the Lenders will fund (a “Proposed Initial Advance”, and such notice of the Proposed Initial Advance, a “Proposed Initial Advance Notice”); provided that such determination shall be in the Lenders’ sole discretion. If the Lenders are willing to make such Proposed Initial Advance and the Borrower determines to accept such Proposed Initial Advance, on or before the third (3rd) Business Day after the delivery of the Proposed Initial Advance Notice by the Administrative Agent, the Borrower shall notify the Administrative Agent that the Borrower accepts the Proposed Initial Advance (an “Initial Advance Acceptance”); for avoidance of doubt, if the Borrower does not deliver an Initial Advance Acceptance by 5:00 pm, New York time on the third (3rd) Business Day following the delivery of the Proposed Initial Advance Notice, then the Borrower shall be deemed to have rejected such Proposed Initial Advance. No later than the third (3rd) Business Day following the Lenders’ receipt of the Initial Advance Acceptance, and subject to the complete satisfaction of the conditions precedent set forth in Article VII with respect to the Initial Advance and the limitations set forth in Section 2.1, the Lenders shall distribute funds in the amount set forth in the Proposed Initial Advance Notice to the Payment Account to be disbursed by the Securities Intermediary in accordance with the terms of the Account Control Agreement.

(b) No later than five (5) Business Days following the Lenders’ receipt of a Borrowing Request for an Ongoing Maintenance Advance, the Administrative Agent shall notify the Borrower of the resulting total Ongoing Maintenance Advance to be funded by the Lenders on the related Subsequent Advance Date (such notice, the related “Subsequent Advance Acceptance”) subject to the immediately following sentence. Subject to the complete satisfaction of the conditions precedent set forth in Article VII with respect to such Ongoing Maintenance Advance and the limitations set forth in Section 2.1, the Lenders shall distribute funds in the amount set forth in such Subsequent Advance Acceptance to the Payment Account to be disbursed by the Securities Intermediary in accordance with the terms of the Account Control Agreement.

Loan and Security Agreement

(c) No later than five (5) Business Days following the Lenders’ receipt of a Borrowing Request for an Additional Policy Advance, the Lenders shall, in their sole discretion and acting unanimously, determine whether to approve the Additional Policies, and the Administrative Agent shall notify the Borrower of the determination of the amount, if any, the Lenders will fund (a “Proposed Additional Policy Advance”, and such notice of the Proposed Additional Policy Advance, a “Proposed Additional Policy Advance Notice”); provided that such determination shall be in the Lenders’ sole discretion. If the Lenders are willing to make such Proposed Additional Policy Advance and the Borrower determines to accept such Proposed Additional Policy Advance, on or before the third (3rd) Business Day after the delivery of the Proposed Additional Policy Advance Notice by the Administrative Agent, the Borrower shall notify the Administrative Agent that the Borrower accepts the Proposed Additional Policy Advance (an “Additional Policy Advance Acceptance”) which notice shall specify the agreed Additional Policy Advance Amount; for avoidance of doubt, if the Borrower does not deliver an Additional Policy Advance Acceptance by 5:00 pm, New York time on the third (3rd) Business Day following the delivery of the Proposed Additional Policy Advance Notice, then the Borrower shall be deemed to have rejected such Proposed Additional Policy Advance. On the third (3rd) Business Day following the Lenders’ receipt of the Additional Policy Advance Acceptance, and subject to the complete satisfaction of the conditions precedent set forth in Article VII with respect to such Additional Policy Advance and the limitations set forth in Section 2.1, the Lenders shall distribute funds in the amount set forth in the Proposed Additional Policy Advance Notice to the Payment Account to be disbursed by the Securities Intermediary in accordance with the terms of the Account Control Agreement.

(d) The Borrower shall not deliver more than three (3) Borrowing Requests in any calendar month. In addition, the Borrower shall not deliver any Borrowing Request so long as with respect to two (2) Borrowing Requests previously delivered to the Administrative Agent, (i) with respect to a Borrowing Request relating to an Additional Policy Advance, the Administrative Agent has not yet delivered the related Proposed Additional Policy Advance Notice, the Borrower has not yet delivered the related Additional Policy Advance Acceptance, the Borrower has not yet rejected the related Proposed Additional Policy Advance or the Borrower has delivered the related Additional Policy Advance Acceptance and the related Subsequent Advance Date has not yet occurred, in each case, in accordance with Section 2.3(c), or (ii) with respect to a Borrowing Request relating to an Ongoing Maintenance Advance, the Borrower has delivered the related Subsequent Advance Acceptance and the related Subsequent Advance Date has not yet occurred.

Section 2.4 Representation and Warranty. Each Borrowing Request pursuant to Section 2.2 and each acceptance of an Advance by the Borrower shall automatically constitute a representation and warranty by the Borrower to the Administrative Agent and each Lender that on the requested date of the requested Advance and on the related Advance Date (a) the representations and warranties set forth in Article VIII will be true and correct in all respects as of such Borrowing Request date and as of such Advance Date as though made on such dates (which may be made by reference to updated schedules for Section 8.1(i), Section 8.1(j), Section 8.1(q), Section 8.1(s), Section 8.1(u) and Section 8.1(w), although the updates to any such

Loan and Security Agreement

schedules shall not be deemed to cure any breach resulting from schedules delivered prior to such date nor shall the updates to any such schedules be deemed to constitute a waiver by the Administrative Agent or any Lender of the satisfaction of any of the conditions precedent set forth in Article VII for the making of an Advance (and, for the avoidance of doubt, any rejection of a proposed Advance by the Required Lenders because of such updates to any such schedules shall not constitute an abandonment by the Required Lenders of any of the Pledged Policies related to such Advance for the purposes of Section 2.7(b)), (b) except as otherwise agreed to in this Section, all of the conditions precedent to the making of an Advance contained in Article VII have been satisfied or will have been satisfied as of such Advance Date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Advance, and (d) the aggregate principal balance of the outstanding Advances hereunder (taking into account the amount of the Advance requested by the Borrower pursuant to such Borrowing Request but excluding any Protective Advances) will not exceed the Borrowing Base.

Section 2.5 Lender Notes. With respect to each Lender, the Advances made by such Lender to the Borrower shall be evidenced by a single promissory grid note executed by the Borrower (as the same may be amended, modified, extended or replaced from time to time, a “Lender Note” and collectively, the “Lender Notes”) substantially in the form of Exhibit B hereto, with appropriate insertions to reflect Advances actually funded by such Lender, the related applicable interest rates thereof and related repayments and appropriate revisions to reflect assignments effected in accordance with Section 13.4 of this Loan Agreement, payable to the order of such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to its Lender Note (or on any continuation of such grid) or at such Lender’s option, in the records of such Lender, which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rates and Interest Periods applicable to the Advances made by such Lender and related repayments and appropriate revisions to reflect assignments effected in accordance with Section 13.4 of this Loan Agreement. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; provided, however, that the failure to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

Section 2.6 Security Interest.

(a) To secure the timely repayment of the principal of, and interest on, the Advances, and all other Obligations of the Borrower to any Secured Party, including, without limitation, the Aggregate Participation Interest, and the prompt performance when due of all covenants of the Borrower hereunder and under any other Transaction Document, whether now or hereafter existing or arising, due or to become due, direct or indirect, the Borrower hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing, first priority security interest in, and assignment of, all of the Borrower’s rights, titles and interests in, to and under all of the following, whether now or hereafter owned, existing or arising: all assets of the Borrower, including but not limited to all right, title and interest of the Borrower in the Pledged Policies (unless and until such Policies are abandoned or sold as provided by Section 2.7 of this Loan Agreement) and proceeds thereof; all accounts receivable, notes receivable, claims receivable and related proceeds including but not limited to, cash, loans, securities, accounts; contract rights; the contracts with the Custodian and/or the Securities Intermediary; the Collection Account, the Payment Account, the Escrow Account, the Policy

Loan and Security Agreement

Account and any other account of the Borrower (excluding only the Borrower Account); reserve accounts; escrow agreements and related books and records; the rights under any purchase agreements relating to such Policies; all data, documents and instruments contained in the Collateral Packages; and such other assets, tangible or intangible, real or personal, as reasonably may be required by the Administrative Agent to fully secure any Advances contemplated herein. All of the rights and assets described in the previous sentence are herein referred to collectively as “Collateral”; provided, however, that this definition of “Collateral” does not limit any other collateral that may be pledged to secure the Advances under any other Transaction Document.

(b) The Borrower shall file such financing statements, and execute and deliver such agreements, certificates and documents, and take such other actions, as the Administrative Agent requests in order to perfect, evidence or protect the security interest granted pursuant to Section 2.6(a), including without limitation delivering a collateral assignment in respect of each Pledged Policy subject to this Loan Agreement, naming the Administrative Agent, on behalf of the Lenders, as the collateral assignee, filed with, and acknowledged to have been filed by, the applicable Issuing Insurance Company; provided, that the foregoing collateral assignment shall not apply to the portion of the face amount that is retained by a third party under any Retained Death Benefit Policy. On or prior to each Advance Date (other than the Advance Date for the Initial Advance), the Borrower shall deliver or cause to be delivered completed but unsigned Change Forms for the Subject Policies to the Securities Intermediary. Within two (2) Business Days of the making of the Initial Advance Date, the Borrower shall deliver or cause to be delivered completed but unsigned Change Forms for the Subject Policies to the Securities Intermediary. The Borrower shall cause the Securities Intermediary to execute all such Change Forms in blank to be held by the Securities Intermediary. If an Issuing Insurance Company updates its Change Forms, at the request of the Administrative Agent, the Borrower shall deliver or cause to be delivered completed but unsigned updated Change Forms for the related Pledged Policies within five (5) Business Days of such request. The Borrower shall cause the Securities Intermediary to execute such Change Forms in blank to be held by the Securities Intermediary. The Borrower grants to the Administrative Agent, as its irrevocable attorney-in-fact and otherwise, the right, in the Administrative Agent’s sole discretion following acceleration or maturity of the Obligations of the Borrower under this Loan Agreement, to complete or direct the Securities Intermediary to complete and send any and all Change Forms previously delivered to it by or on behalf of the Borrower or otherwise obtained by the Administrative Agent, to the applicable Issuing Insurance Companies. The Borrower hereby acknowledges that the foregoing grant has been coupled with an interest. The Borrower hereby authorizes the Administrative Agent to file such financing statements as the Administrative Agent determines are necessary or advisable to perfect such security interest without the signature of the Borrower, provided however, notwithstanding any other provision of any Transaction Document, the Administrative Agent shall have no duty or obligation to file such financing statements, continuation statements or amendments thereto; and provided, further, that if the Administrative Agent notifies the Borrower in writing that it intends to file any financing statements, continuation statements or amendments thereto but fails to do so, and does not in connection therewith timely instruct the Borrower to file such item or items, then the Borrower shall not be and shall not be deemed to be in breach of any representation or warranty concerning the perfection of related or affected security interests if such breach is a direct result of the Administrative Agent’s failure to file such item or items and such filing would have perfected such security interests. The Borrower hereby

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appoints the Administrative Agent as the Borrower’s irrevocable attorney-in-fact, with full power and authority to take any other action to sign or endorse the Borrower’s name on any Collateral, and to enforce or collect any of the Collateral following acceleration of the obligations of the Borrower under this Loan Agreement in relation to an uncured Event of Default. The Borrower hereby acknowledges that the foregoing appointments of the Administrative Agent as the Borrower’s irrevocable attorney-in-fact has been coupled with an interest. The Borrower hereby ratifies and approves all acts of such attorney undertaken or performed consistent with the foregoing and all Applicable Law, and agrees that the Administrative Agent will not be liable for any act or omission with respect thereto, except to the extent that such act or omission constitutes gross negligence, fraud or willful misconduct on the part of the Administrative Agent. Subject to the provisions of the UCC and the rights of any purchaser (including any Lender) of the Collateral in connection with the Lenders’ exercise of remedies, none of the foregoing provisions and undertakings constitute or shall be deemed to constitute waiver by the Borrower of its rights, title and interest in or to any such Collateral or the proceeds thereof that are in excess of its payment obligations hereunder and under the Lender Notes.

(c) Upon the abandonment of a Pledged Policy or upon the receipt by the Lenders of the portion of the related sale proceeds to which the Lenders are entitled in accordance with terms of this Loan Agreement after the sale of a Pledged Policy, in each case, pursuant to Section 2.7, the security interest of the Administrative Agent in such Pledged Policy for the benefit of the Secured Parties shall be released. Upon the repayment of all of the Borrower’s Advances then outstanding and all other Obligations (including, without limitation, the Aggregate Participation Interest) and termination of all Commitments and this Loan Agreement, the security interest of the Administrative Agent in the Collateral for the benefit of the Secured Parties shall be released. The Administrative Agent agrees to file, promptly upon request, such partial releases or assignments, as applicable, request the Securities Intermediary to deliver to the Borrower all related Change Forms delivered to it in blank by the Borrower pursuant to Section 2.6(b), and to take such other actions as the Borrower shall reasonably request in order to evidence any such release.

Section 2.7 Sale or Abandonment of Collateral.

(a) Sale of Collateral.

(i) So long as no Event of Default has occurred and is continuing, (I) if the Portfolio Manager reasonably determines in good faith that the sale of one or more Pledged Policies would (through the application of the proceeds thereof or the removal of a Pledged Policy which solely caused an Unmatured Event of Default) cure any Unmatured Event of Default, (II) if the Portfolio Manager reasonably determines in good faith that it is in the best interests of the Borrower and the Lenders to sell any of the Pledged Policies, (III) if the making of an Ongoing Maintenance Advance by the Lenders hereunder would cause the aggregate principal amount of all Advances outstanding under this Loan Agreement (excluding any Protective Advances but including such Ongoing Maintenance Advance) to exceed the Borrowing Base, and the Portfolio Manager reasonably determines in good faith that the sale of one or more Pledged Policies would (through the application of the proceeds thereof) be sufficient to pay scheduled Premiums

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

previously approved in writing by the Required Lenders or (IV) if a Lender Default has occurred and is continuing and the Portfolio Manager reasonably determines in good faith that the sale of one or more Pledged Policies would (through the application of the proceeds thereof) be sufficient to pay Expenses and scheduled Premiums each as previously approved in writing by the Required Lenders then, in each case, the Borrower may sell such Pledged Policies pursuant to the terms of this Section 2.7(a). Any sale of one or more Pledged Polices pursuant to clause (I) of the immediately preceding sentence or any sale while an Unmatured Event of Default has occurred and is continuing shall be subject to the Required Lenders’ consent in their sole and absolute discretion and any other sale (other than a sale pursuant to clause (IV) of the immediately preceding sentence) shall be subject to the Required Lender’s consent, exercised in a commercially reasonable manner. The Pledged Policies sold pursuant to clause (I) of the first sentence of this Section 2.7(a)(i) shall be limited to the relevant Pledged Policies which caused the related Unmatured Event of Default or Pledged Policies the proceeds of which will be in an amount necessary to generate sufficient proceeds to cure the related Unmatured Event of Default. The number of Pledged Policies sold pursuant to clause (III) of the first sentence of this Section 2.7(a)(i) shall be limited to an amount necessary to generate sufficient proceeds to pay scheduled Premiums previously approved in writing by the Required Lenders. The number of Pledged Policies sold pursuant to clause (IV) of the first sentence of this Section 2.7(a)(i) shall be limited to an amount necessary to generate sufficient proceeds to pay scheduled Premiums previously approved in writing by the Required Lenders and Expenses.

(ii) [*]

(iii) Notwithstanding the foregoing, no sale of Pledged Policies shall be consummated pursuant to sub-clause (I), (II) or (III) of the first sentence of Section 2.7(a)(i), if after the distribution of the related Net Proceeds and the release of the related Pledged Policies sold pursuant to such sale, the LTV immediately after such distribution and release will be higher than the LTV immediately prior to the related sale of Pledged Policies.

(iv) In each instance, the Net Proceeds of a sale of a Pledged Policy pursuant to this Section 2.7(a) shall be (x) prior to the Permitted Sale Cashflow Date, (A) if such sale is pursuant to sub-clause (I) of the first sentence of Section 2.7(a)(i) or if such sale was consummated during the continuance of an Unmatured Event of Default, deposited into the Administrative Agent’s Account to repay Advances and other outstanding Obligations and (B) if such sale is pursuant to sub-clause (II), (III) or (IV) of the first sentence of Section 2.7(a)(i) and so long as such sale was not consummated during the continuance of an Unmatured Event of Default, deposited into the Collection Account and distributed in accordance with the Priority of Payments or as otherwise permitted in writing by the Administrative Agent for the purposes set forth in sub-clause (III) or (IV) of the first sentence of Section 2.7(a)(i), as applicable, (y) on and after the Permitted Sale Cashflow Date but prior to the Partial Repayment Date, deposited into the Administrative Agent’s Account to repay Advances and other outstanding Obligations and otherwise, deposited into the Collection Account and distributed in accordance with the Priority of Payments or as otherwise permitted in writing by the Administrative Agent

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for the purposes set forth in sub-clause (III) or (IV) of the first sentence of Section 2.7(a)(i), as applicable, and (z) on and after the Partial Repayment Date, deposited into the Collection Account and distributed in accordance with Section 5.2(e).

(v) For the avoidance of doubt, any such sale of one or more Pledged Policies that results in the elimination of the relevant condition or circumstance that comprised the Unmatured Event of Default (by removal of relevant Pledged Policies or use of proceeds of such sale to eliminate any default in the performance of any economic, financial or payment covenant hereunder), as determined by the Required Lenders in their discretion (exercised in a commercially reasonable manner), will comprise the cure of such Unmatured Event of Default. Notwithstanding the foregoing, the Borrower shall be permitted to transfer a Pledged Policy to the Parent Pledgor pursuant to Section 6.3 of the Parent Pledgor Contribution Agreement.

(b) Should the Required Lenders determine that Advances should no longer be made in order to pay Premiums on a Pledged Policy or group of Pledged Policies or the Portfolio Manager on behalf of the Borrower determines that Premiums on a Pledged Policy or group of Pledged Policies should no longer be paid (such determining party, the “Determining Party”), whether before or after the Partial Repayment Date, the Determining Party shall deliver written notice of such determination to the other party (the “Non-Determining Party”) in the form attached hereto as Exhibit G (an “Abandonment Notice”) and if the Determining Party is the Required Lenders or if the Determining Party is the Portfolio Manager and the related Abandonment Notice does not indicate that the Borrower or the Portfolio Manager wishes to permit the Required Lenders or their designee the right to assume ownership of the Pledged Policies set forth in such Abandonment Notice pursuant to this Section 2.7(b) without engaging in the Abandonment Sale Process (such Pledged Policies, the “Direct Assumption Policies”), Non-Determining Party in its reasonable discretion shall designate an unrelated third-party experienced in marketing the sale of life insurance policies on the secondary and tertiary market (the “Broker”) to market and sell such Pledged Policies (such marketing and sale process, the “Abandonment Sale Process”). The Non-Determining Party shall request the Broker, based on the Broker’s experience, to propose a minimum sale price in respect of each such Pledged Policy (the “Abandonment Price”). The Determining Party shall then have two (2) Business Days after the Broker proposes such Abandonment Price to rescind the Abandonment Notice in respect of the related Pledged Policy by delivering written notice of such rescission to the Non-Determining Party. Upon the delivery of such written notice to the Non-Determining Party, such Pledged Policy shall no longer be subject to this Section 2.7(b). [*] Proceeds of any sale pursuant to this Section 2.7(b) shall be deposited (i) if the Determining Party was the Borrower or the Portfolio Manager, pursuant to Section 2.7(a)(iv) and (ii) otherwise, into the Collection Account. For the avoidance of doubt, after a Pledged Policy has been set forth in an Abandonment Notice but prior to the consummation of the sale of such Pledged Policy in accordance with this Section 2.7(b), the Lenders in their sole and absolute discretion may make one or more Protective Advances in respect of such Policy and the Borrower may make premium payments in respect of such Pledged Policy so long as such payments by the Borrower are not made using proceeds of any Advances. Each Pledged Policy set forth in an Abandonment Notice shall cease to be a Pledged Policy on the date that is the earlier of (A) the date on which the Non-Determining Party has assumed ownership of such Pledged Policy in accordance with this

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Section 2.7(b), (B) the date on which such Pledged Policy lapses or (C) the date on which such Pledged Policy is sold in accordance with this Section 2.7(b). If any Pledged Policy set forth in an Abandonment Notice is not sold within ninety (90) days after such Abandonment Notice was delivered to the Non-Determining Party or if the Determining Party was the Borrower or the Portfolio Manager and the related Abandonment Notice indicated that the Borrower or the Portfolio Manager wished to permit the Required Lenders or their designee the right to assume ownership of the Pledged Policies set forth in such Abandonment Notice pursuant to this Section 2.7(b) without engaging in the Abandonment Sale Process, (i) if the Non-Determining Party is the Required Lenders, then the Administrative Agent on behalf of the Required Lenders or, at the option of the Required Lenders, another Person designated by the Required Lenders, shall have the right to assume ownership of such Policies, or any subset thereof, prior to their lapse, from the Borrower through the Securities Intermediary at no cost to the Non-Determining Party and (ii) if the Non-Determining Party is the Borrower, then the Borrower shall have the right to designate an Affiliate to assume ownership of such Policies, or any subset thereof, prior to their lapse, from the Borrower through the Securities Intermediary at no cost to the Non-Determining Party. Such assumption of ownership by the Non-Determining Party (or its Affiliate or designee, as applicable) shall be free and clear of (i) any ownership claim to any right, title or interest by or through the Determining Party (arising hereunder or otherwise) or (ii) any Adverse Claims arising under or in relation to the Transaction Documents and transactions contemplated thereby, and all without payment to the Determining Party or any other Person. In connection therewith, the Determining Party agrees to provide reasonable cooperation and assistance to effectuate such transfer, including by providing appropriate instructions to the Administrative Agent, Securities Intermediary, Custodian and Servicer concerning the release of Liens created hereby, appropriate Entitlement Orders (as defined in the Account Control Agreement) removing related Securities Entitlements (as defined in the Account Control Agreement) out of the Policy Account and delivery of related documents and information to or as instructed by the Non-Determining Party (or its Affiliate or designee, as applicable). For the avoidance of doubt, (I) the occurrence of a Lender Default shall not constitute a determination on the part of the Required Lenders that Advances should no longer be made in order to pay Premiums on a Pledged Policy or group of Pledged Policies and that the Required Lenders or the Portfolio Manager on behalf of the Borrower shall only become the Determining Party for the purposes of this Section 2.7(b) upon delivering written notice in the form attached hereto as Exhibit G to the other party, (II) failure by any Lender to make an Advance relating to a Pledged Policy in respect of which any Determining Party has delivered or thereafter delivers an Abandonment Notice shall not constitute a Lender Default, regardless of whether any Lender or the Administrative Agent has received any notice of a Lender Default, and (III) no party shall be obligated to pay Premiums on a Pledged Policy in respect of which any Determining Party has delivered an Abandonment Notice.

(c) At any time during the term of this Loan Agreement, the Administrative Agent acting at the direction of the Required Lenders, may direct the Borrower in writing to sell any or all of the Pledged Policies that are Retained Death Benefit Policies. Upon receipt of such written direction, such Pledged Policies shall be made available by the Borrower and the Portfolio Manager for sale through normal market channels for cash and the Administrative Agent, the Portfolio Manager, any Lender or any of their respective Affiliates may participate as a bidder in any such sale; provided that prior to consummating any sale pursuant to this Section 2.7(c),

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the related sale price shall be subject to the approval of the Required Lenders in their sole and absolute discretion. The Borrower shall consummate any such sale within twelve (12) months after the related written direction was delivered by the Administrative Agent to the Borrower pursuant to the first sentence of this Section 2.7(c).

Section 2.8 Permitted Purposes.

(a) The Borrower hereby agrees that it shall not use the proceeds of any Advance made hereunder except for the following purposes:

(i) with respect to the Initial Advance or an Additional Policy Advance, to acquire Policies to become Pledged Policies on the Closing Date or related Subsequent Advance Date and for any legally permissible payments approved by the Required Lenders in their sole discretion and specified in the Proposed Initial Advance Notice or Proposed Additional Policy Advance Notice and related instructions delivered to the Securities Intermediary under the Account Control Agreement, including distributions to Imperial, payment of the Up-Front Fee, reimbursement to the Parent Pledgor, Imperial or Affiliates thereof of any funds remitted in respect of the Initial Expense Deposit, the reasonable attorneys’ fees of the Borrower and the Lenders incurred in connection with the negotiation and preparation of the Transaction Documents, the payment of certain obligations owed by an Affiliate of the Borrower to Lexington Insurance Company and approved by the Administrative Agent and the related Expense Deposit; and

(ii) with respect to an Ongoing Maintenance Advance, (A) to pay Ongoing Maintenance Costs; (B) to pay Debt Service; (C) to pay the Administrative Agent Fee and/or (D) to make any other payments or distributions, as approved in writing by the Required Lenders in their sole discretion.

(b) For the avoidance of doubt, all proceeds of Advances shall be deposited by the Lenders into the Payment Account. The Borrower shall cause any amounts on deposit in the Payment Account to be distributed by the Securities Intermediary in accordance with the terms of the Account Control Agreement, which amounts shall be used for the purposes set forth in Section 2.8(a) and as specified in the related Borrowing Request.

(c) For the avoidance of doubt, no proceeds of any Advance shall be used for, and no Lender shall be obligated to make any Advance for, the purposes of paying (i) any accrued interest due on any prior Advances that directly reflect the Rate Floor or [*].

ARTICLE III

INTEREST; INTEREST PERIODS; FEES, ETC.

Section 3.1 Interest Rates. The Borrower hereby promises to pay interest on the unpaid principal amount of each Advance for the period commencing on the date such Advance is made until such Advance is paid in full. Interest will accrue on each outstanding Advance during each Interest Period at a rate per annum equal to the sum of (i) the greater of (A) (1) LIBOR or, if LIBOR is unavailable, (2) the Base Rate and (B) one and a half percent (1.5%) (the

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portion of interest related to clause (i), the “Rate Floor”) plus (ii) the Applicable Margin; provided however that in the event that an Event of Default has occurred and is continuing and unwaived in writing by the Required Lenders, then for each day during any Interest Period on which such Event of Default remains uncured and unwaived in writing by the Required Lenders, each Advance shall bear interest at the Default Rate.

After the second (2nd) Business Day following the date on which any other monetary Obligation of the Borrower arising under this Loan Agreement shall become due and payable, the Borrower shall pay (to the extent permitted by law, if in respect of any unpaid amounts representing interest) interest (after as well as before judgment) on such amounts at a rate per annum equal to the Default Rate. No provision of this Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law.

Section 3.2 Interest Payment Dates. Interest accrued on all outstanding Advances shall be due and payable, without duplication:

(a) on each Interest Payment Date;

(b) on the date of any prepayment, in whole or in part, of principal of outstanding Advances, either from funds available for distribution to the Borrower pursuant to clause “Thirteenth” of Section 5.2(b) and/or from funds available to the Borrower from any capital contribution or other source of funding obtained by the Borrower that is not expressly prohibited by this Loan Agreement;

(c) on Advances accelerated pursuant to Section 10.2, immediately upon such acceleration; and

(d) on the Maturity Date.

Section 3.3 Computation of Interest and Fees. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days.

Section 3.4 Participation Interest. With respect to each Pledged Policy, the Borrower shall pay the related Participation Interest to the Lenders pursuant to the terms of this Loan Agreement.

Section 3.5 Administrative Agent Fee. On each Distribution Date, the Borrower shall pay the related Administrative Agent Fee to the Administrative Agent, regardless of whether the then Available Amount is sufficient to pay such amount.

ARTICLE IV

PAYMENTS; PREPAYMENTS

Section 4.1 Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of all Advances on the Maturity Date. Prior thereto, the Borrower:

(a) may voluntarily prepay all or any portion of the aggregate outstanding Advances, either in whole or in part, from funds available for distribution to the Borrower pursuant to clause “Thirteenth” of Section 5.2(b) and/or from funds available to the Borrower from any capital contribution or other source of funding obtained by the Borrower that is not expressly prohibited by this Loan Agreement;

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(b) shall repay principal of outstanding Advances, in the amounts set forth in, and pursuant to, the Priority of Payments on each Distribution Date;

(c) shall, upon any acceleration of the Maturity Date pursuant to Section 10.2, repay all such Advances within one (1) Business Day of the Administrative Agent’s delivery of notice of such acceleration to the Borrower.

Section 4.2 Making of the Expense Deposit. Each Expense Deposit shall be deposited by the Borrower no later than 3:00 p.m. (New York City time), on the day when due in lawful money of the United States of America in same day funds to the account designated in writing by the Administrative Agent to the Borrower (the “Administrative Agent’s Account”). Funds received by any Person after 3:00 p.m. (New York City time), on the date when due will be deemed to have been received by such Person on the next following Business Day.

Section 4.3 Due Date Extension. If any payment of principal or interest with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue at the applicable interest rate and be payable for the period of such extension.

ARTICLE V

ACCOUNTS; DISTRIBUTION OF COLLECTIONS

Section 5.1 Accounts.

(a) Collection Account. The Borrower has established and shall maintain, in the name of the Borrower, an Eligible Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties (the “Collection Account”), that at all times shall be subject to the Account Control Agreement.

(b) Payment Account. The Borrower has established and shall maintain, in the name of the Borrower, an Eligible Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties (the “Payment Account”), that at all times shall be subject to the Account Control Agreement. All proceeds of Advances shall be deposited by the Lenders into the Payment Account. The Borrower shall cause any amounts on deposit in the Payment Account to be distributed by the Securities Intermediary in accordance with the terms of the Account Control Agreement, which amounts shall be used for the purposes set forth in Section 2.8(a) and as specified in the related Borrowing Request.

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(c) Borrower Account. On or prior to the date hereof, the Borrower shall establish and maintain a segregated Eligible Account with an Eligible Institution in the name of the Borrower (the “Borrower Account”). The Borrower shall be entitled to withdraw amounts on deposit in its Borrower Account for any purpose, including, without limitation, the payment of Premiums or Expenses.

(d) Escrow Account. The Borrower has established and shall maintain, in the name of the Borrower, an Eligible Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent, on behalf of the Secured Parties (the “Escrow Account”), that at all times shall be subject to the Account Control Agreement.

(e) Administrative Agent Action. The Administrative Agent may, at any time after an Event of Default has occurred and is continuing, give written notice to the Securities Intermediary and to the Borrower of the occurrence of such event and specifying whether the Administrative Agent is exercising its rights and remedies in relation thereto in accordance with this Loan Agreement and the Account Control Agreement, and will do any or all of the following: (i) exercise exclusive dominion and control over the funds deposited in the Accounts, (ii) have amounts that are sent to the Accounts redirected pursuant to its instructions, and (iii) take any or all other actions the Administrative Agent is permitted to take under this Loan Agreement and the Account Control Agreement for the benefit of the Secured Parties. If at any time, any Account shall cease to be an Eligible Account, the Borrower shall as promptly as reasonably practicable (but in no event more than twenty (20) Business Days) establish a replacement Eligible Account.

(f) Collections Held In Trust. If at any time the Borrower, the Servicer, the Securities Intermediary or any of their Affiliates or any Affiliate of Imperial, as the case may be, shall receive any Collections or other proceeds of any Collateral other than through payment into the Collection Account, the Borrower or the Servicer, as applicable, shall promptly (but in any event within two (2) Business Days of receipt thereof) remit or cause to be remitted all such Collections or other proceeds to the Collection Account. All Collections received by the Borrower or the Servicer shall be held by such Person in trust for the exclusive benefit of the Administrative Agent (on behalf of the Secured Parties). The outstanding principal amount of the Advances shall not be deemed repaid by any amount of the Collections held in trust by any Person, unless such amount is finally paid to the Administrative Agent in accordance with Section 5.2.

Section 5.2 Application of Available Amounts.

(a) If no Unmatured Event of Default or Event of Default has occurred and is continuing or is waived in writing by the Required Lenders, the Administrative Agent and the Borrower, and otherwise, the Administrative Agent acting alone, shall instruct the Securities Intermediary to distribute Collections deposited in the Collection Account, and all other amounts deposited in the Collection Account, in accordance with this Section 5.2. In delivering the instructions required under Section 5.2(b), Section 5.2(c) and Section 5.2(e), the Administrative Agent shall have the right to rely absolutely upon the information in the Calculation Date Reports, unless the Administrative Agent or the Required Lenders provide alternative

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information to the Borrower by notice in writing (such notice an “Alternative Information Notice”) not more than five (5) Business Days after receipt of the related Calculation Date Report by the Administrative Agent, in which case, provided that the Borrower shall not have objected to such Alternative Information Notice in writing within one (1) Business Day of its receipt thereof, the Administrative Agent shall have the absolute right to act in accordance with such Alternative Information Notice. In the event that the Borrower shall have objected to such Alternative Information Notice, then the Borrower and the Administrative Agent shall negotiate in good faith to resolve such objection within five (5) days, the amount subject to such objection shall be retained in the Collection Account during the pendency of such negotiations and the amount not subject to such objection shall be distributed pursuant to such Alternative Information Notice. The amount subject to such objection shall be distributed in accordance with Section 5.2(b), Section 5.2(c) or Section 5.2(e), as applicable, (i) if such objection is resolved, on the Business Day following the date on which such objection is resolved, in which case such amounts shall be distributed in accordance with such resolution or (ii) if such objection is not resolved, on the first Business Day following the day that is five (5) days following the date on which the Borrower objects to such Alternative Information Notice, in which case such amounts shall be distributed in accordance with the relevant Alternative Information Notice. Notwithstanding the foregoing, if the Borrower fails to deliver the related Calculation Date Report or the related Payment Instructions on or prior to the related Calculation Date, then the Administrative Agent acting alone, based on information in the Administrative Agent’s possession, shall be entitled to prepare such Calculation Date Report and Payment Instructions and thereby instruct the Securities Intermediary to distribute Collections deposited in the Collection Account, and all other amounts deposited in the Collection, to be distributed in accordance with this Section 5.2, and the Administrative Agent shall have no liability whatsoever in respect of such instructions (the procedures set forth in this sentence if the Borrower fails to deliver the related Calculation Date Report or the related Payment Instructions on or prior to the related Calculation Date, the “Borrower Failure Procedures”).

(b) On or prior to each Calculation Date, the Borrower shall prepare and deliver or cause to be prepared and delivered to the Administrative Agent a quarterly calculation report substantially in the form attached hereto as Exhibit D (the “Calculation Date Report”) with respect to the related Distribution Date, and the Borrower shall simultaneously deliver or cause to be delivered to the Securities Intermediary the payment instructions necessary to make the payments indicated in such Calculation Date Report (the “Payment Instructions”). If no Unmatured Event of Default or Event of Default has occurred and is continuing or is waived in writing by the Required Lenders, on each Distribution Date, the Administrative Agent and the Borrower shall jointly instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account, in accordance with the Payment Instructions related to the Calculation Date Report for such Distribution Date, subject to the delivery of an Alternative Information Notice, and the procedures set forth in Section 5.2(a) for the resolution of any objections of the Borrower in respect of such Alternative Information Notice, or if the Borrower has failed to deliver the related Calculation Date Report or the related Payment Instructions on or prior to the related Calculation Date, the Administrative Agent acting alone shall instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account, in accordance with the Borrower Failure Procedures, and in either case, the following amounts in the following order of priority unless otherwise agreed in writing by the parties hereto (and, with respect to any payment to the Securities Intermediary or the Custodian, as consented to by such Person in writing):

First,	to the extent not paid from the proceeds of one or more Advances, to the Custodian and the Securities Intermediary, as applicable, the fees, and expenses due and payable thereto in accordance with the Account Control Agreement including, but not limited to, any Claims of any Indemnified Bank Person due and payable in accordance with the Account Control Agreement; provided that (i) the aggregate amount of Claims payable under this clause “First” shall not exceed $10,000 on any Distribution Date and (ii) the aggregate amount of Claims payable under this clause “First” and under clause “First” of Section 5.2(c) shall not, in aggregate, exceed $250,000 during the term of this Loan Agreement;

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Second,	to the extent not paid from the proceeds of one or more Advances, to the Borrower, an amount equal to the Ongoing Maintenance Costs Reimbursable Amount payable to the Borrower and not previously paid to the Borrower, if any;

Third,	to the Administrative Agent for the account of the Lenders, the then outstanding principal balance of all Protective Advances;

Fourth	to the Administrative Agent, the Administrative Agent Fee;

Fifth,	to the Administrative Agent for the account of the Lenders, an amount equal to any accrued and unpaid interest on all Advances through such date;

Sixth,	(a) if no Lender Default is continuing, to the Administrative Agent for the account of the Lenders, the Required Amortization or (b) if a Lender Default has occurred and is continuing, in the following order of priority:

(i) to the applicable Issuing Insurance Company, the payment of scheduled Premiums which are due and payable prior to the following Distribution Date as set forth in the related Servicer Report;

(ii) (a) to the Servicer, the Servicing Fee and costs and other amounts reimbursable to the Servicer pursuant to the Servicing Agreement and (b) to the Portfolio Manager, the Portfolio Manager Fee;

(iii) to the Borrower by deposit to the Borrower Account, the amounts described in clauses (iii) and (v) of the definition of Expenses which are then due and payable; and

(iv) to the Administrative Agent for the account of the Lenders, the Required Amortization;

Seventh,	to the Administrative Agent for the account of the Lenders, an amount equal to the aggregate unpaid Amortization Shortfall Amounts for all of the Shortfall Pledged Policies, if any, and any Amortization Shortfall Amounts due on any prior Distribution Date that remain unpaid; provided, that the aggregate amount

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payable under this clause “Seventh”, under clause “Tenth” of this Section 5.2(b) and under clauses “Ninth” and “Fourteenth” set forth under Section 5.2(c), shall be in an amount up to the Aggregate Shortfall Amount Limit;

Eighth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, an amount equal to the Participation Interest Percentage of any amounts paid to the Administrative Agent for the account of the Lenders pursuant to clause “Seventh” of this Section 5.2(b) on such Distribution Date; provided, that any such amount received by the Lenders under this clause “Eighth” shall not reduce the outstanding principal balance of the Advances or any accrued interest thereon;

Ninth,	to the Borrower, the remaining Available Amount; provided, that the aggregate amount distributed under this clause “Ninth”, clause “Seventh” of this Section 5.2(b) and clauses “Ninth” and “Thirteenth” set forth under Section 5.2(c) for all Distribution Dates during the term of this Loan Agreement shall not exceed the lesser of (i) the Initial Advance plus all Additional Policy Advances and (ii) the Borrower’s Total Investment in the Pledged Policies;

Tenth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, an amount equal to the aggregate unpaid Participation Interest Shortfall Amounts for all of the Shortfall Pledged Policies, if any, and any Participation Interest Shortfall Amounts due on any prior Distribution Date that remain unpaid; provided, that any such amount received by the Lenders under this clause “Tenth” shall not reduce the outstanding principal balance of the Advances or any accrued interest thereon; provided further, the aggregate amount payable under this clause “Tenth”, under clause “Seventh” of this Section 5.2(b) and under clauses “Ninth” and “Fourteenth” set forth under Section 5.2(c), shall be in an amount up to the Aggregate Shortfall Amount Limit;

Eleventh,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, the aggregate of (i) the Participation Interest Percentage of the remaining Available Amount and (ii) the Participation Interest Percentage of any amount actually paid to the Participation Interest Account pursuant to clause “Tenth” of this Section 5.2(b) on such Distribution Date; provided, that any such amount received by the Lenders under this clause “Eleventh” shall not reduce the outstanding principal balance of the Advances or any accrued interest thereon;

Twelfth,	to the Custodian and the Securities Intermediary, as applicable, any fees and expenses due and payable thereto that remain unpaid (including such fees and expenses not paid pursuant to clause “First” of this Section 5.2(b)); and

Thirteenth,	to the Borrower, any remaining Available Amount by deposit to the Borrower Account.

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(c) Prior to the Partial Repayment Date, if an Unmatured Event of Default or Event of Default has occurred and is continuing and is not waived in writing by the Required Lenders, on each Distribution Date, the Administrative Agent shall instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account and amounts on deposit in the Escrow Account (which may be distributed directly from the Escrow Account or by first transferring such amounts to the Collection Account, as determined by the Administrative Agent), in accordance with the Payment Instructions related to the Calculation Date Report for such Distribution Date, subject to the delivery of an Alternative Information Notice, and the procedures set forth in Section 5.2(a) for the resolution of any objections of the Borrower in respect of such Alternative Information Notice, or if the Borrower has failed to deliver the related Calculation Date Report or the related Payment Instructions on or prior to the related Calculation Date, the Administrative Agent acting alone shall instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account and amounts on deposit in the Escrow Account (which may be distributed directly from the Escrow Account or by first transferring such amounts to the Collection Account, as determined by the Administrative Agent), in accordance with the Borrower Failure Procedures, and in either case, the following amounts in the following order of priority unless otherwise agreed in writing by the parties hereto (and, with respect to any payments to the Securities Intermediary or the Custodian, as consented to by such Person in writing):

First,	to the extent not paid from the proceeds of one or more Advances, to the Custodian and the Securities Intermediary, as applicable, the fees, and expenses due and payable thereto in accordance with the Account Control Agreement, including, but not limited to, any Claims of any Indemnified Bank Person due and payable in accordance with the Account Control Agreement; provided that (i) the aggregate amount of Claims payable under this clause “First” shall not exceed $10,000 on any Distribution Date and (ii) the aggregate amount of Claims payable under this clause “First” and under clause “First” of Section 5.2(b) shall not, in aggregate, exceed $250,000 during the term of this Loan Agreement;

Second,	to the extent not paid from the proceeds of one or more Advances, to the Escrow Account, an amount equal to the Ongoing Maintenance Costs Reimbursable Amount payable to the Borrower and not previously paid to the Borrower, if any;

Third,	to the Administrative Agent for the account of the Lenders, the then outstanding principal balance of all Protective Advances;

Fourth,	to the applicable Issuing Insurance Company, the payment of scheduled Premiums which are due and payable prior to the following Distribution Date as set forth in the related Servicer Report;

Fifth,	so long as the Servicer is not Imperial or an Affiliate of Imperial or the Borrower, to the Servicer, the Servicing Fee and costs and other amounts reimbursable to the Servicer pursuant to the Servicing Agreement and approved in writing by the Administrative Agent;

Sixth,	to the Administrative Agent, the Administrative Agent Fee;

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Seventh,	to the Administrative Agent for the account of the Lenders, an amount equal to any accrued and unpaid interest on all Advances through such date;

Eighth	(a) to the Portfolio Manager, the Portfolio Manager Fee and (b) if the Servicer is Imperial or an Affiliate of Imperial or the Borrower, the Servicing Fee and costs and other amounts reimbursable to the Servicer pursuant to the Servicing Agreement;

Ninth,	to the Administrative Agent for the account of the Lenders, an amount equal to the aggregate unpaid Amortization Shortfall Amounts for all of the Shortfall Pledged Policies, if any, and any Amortization Shortfall Amounts due on any prior Distribution Date that remain unpaid; provided, that the aggregate amount payable under this clause “Ninth”, under clause “Fourteenth” of this Section 5.2(c) and under clauses “Seventh” and “Tenth” set forth under Section 5.2(b), shall be in an amount up to the Aggregate Shortfall Amount Limit;

Tenth,	to the Administrative Agent for the account of the Lenders, an amount equal to all outstanding Advances and any other amounts with respect to the Advances or Lender Notes;

Eleventh,	to the Administrative Agent for the account of the Lenders by deposit in the Participation Interest Account, an amount equal to the Participation Interest Percentage of any amount paid to the Administrative Agent for the account of the Lenders pursuant to clause “Ninth” of this Section 5.2(c) on such Distribution Date; provided, that any such amount received by the Lenders under this clause “Eleventh” shall not reduce the outstanding principal balance of the Advances or any accrued interest thereon;

Twelfth,	to the Escrow Account, the amounts described in clauses (iii) and (v) of the definition of Expenses which are then due and payable;

Thirteenth,	to the Escrow Account, the remaining Available Amount; provided, that the aggregate amount distributed under this clause “Thirteenth”, Clause “Ninth” of this Section 5.2(c) and clauses “Seventh” and “Ninth” set forth under Section 5.2(b) for all Distribution Dates during the term of this Loan Agreement shall not exceed the lesser of (i) the Initial Advance plus all Additional Policy Advances and (ii) the Borrower’s Total Investment in the Pledged Policies;

Fourteenth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, an amount equal to the aggregate unpaid Participation Interest Shortfall Amounts for all of the Shortfall Pledged Policies, if any, and any Participation Interest Shortfall Amounts due on any prior Distribution Date that remain unpaid; provided, that any such amount received by the Lenders under this clause “Fourteenth” shall not reduce the outstanding principal balance of the Advances or any accrued interest thereon; provided further, the aggregate amount payable under this clause “Fourteenth”, under clause “Ninth” of this Section 5.2(c) and under clauses “Seventh” and “Tenth” set forth under Section 5.2(b), shall be in an amount up to the Aggregate Shortfall Amount Limit;

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Fifteenth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, the aggregate of (i) the Participation Interest Percentage of the remaining Available Amount, and (ii) the Participation Interest Percentage of any amount actually paid to the Participation Interest Account pursuant to clause “Fourteenth” of this Section 5.2(c) on such Distribution Date; provided, that any such amount received by the Lenders under this clause “Fifteenth” shall not reduce the outstanding principal balance of the Advances or any interest thereon;

Sixteenth,	to the Custodian and the Securities Intermediary, as applicable, any fees and expenses due and payable thereto that remain unpaid (including such fees and expenses not paid pursuant to clause “First” of this Section 5.2(c)); and

Seventeenth,	to the Escrow Account, any remaining Available Amount.

(d) Except as set forth in this Section 5.2(d), all amounts on deposit in the Escrow Account shall remain in the Escrow Account until the second Business Day after the earlier of (i) the date as of which all existing Events of Default are cured by the Borrower or waived in writing by the Required Lenders in their sole and absolute discretion and so long as no Unmatured Event of Default has occurred and is continuing and no Protective Advances remain outstanding or (ii) the date that is the later of (x) six (6) months after the Partial Repayment Date and (y) six (6) months after all outstanding Protective Advances have been repaid, on which date the Administrative Agent shall instruct the Securities Intermediary to distribute all amounts on deposit in the Escrow Account to the Borrower Account. Amounts on deposit in the Escrow Account may be used by the Administrative Agent, acting at the written direction of the Required Lenders, to cure Event(s) of Default or Unmatured Event(s) of Default and to repay outstanding Protective Advances. If the related Event of Default has occurred and continues for a year or if the Administrative Agent has foreclosed on or exercised any of its other rights and remedies in respect of the Pledged Policies, amounts on deposit in the Escrow Account may be used by the Administrative Agent to pay the outstanding principal balances of the Advances, any other Obligations owing to the Lenders and Ongoing Maintenance Costs.

(e) On and after the Partial Repayment Date, on each Distribution Date, the Administrative Agent and the Borrower jointly shall (if no Unmatured Event of Default or Event of Default has occurred and is continuing) or the Administrative Agent alone shall (if an Unmatured Event of Default or Event of Default has occurred and is continuing) instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account and amounts on deposit in the Escrow Account (which may be distributed directly from the Escrow Account or by first transferring such amounts to the Collection Account, as determined by the Administrative Agent), in accordance with the Payment Instructions related to the Calculation Date Report for such Distribution Date, subject to the delivery of an Alternative Information Notice, and the procedures set forth in Section 5.2(a) for the resolution of any objections of the Borrower in respect of such Alternative Information Notice, or if the Borrower has failed to deliver the related Calculation Date Report or the related

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Payment Instructions on or prior to the related Calculation Date, the Administrative Agent acting alone shall instruct the Securities Intermediary to distribute from the Available Amount then on deposit in the Collection Account and amounts on deposit in the Escrow Account (which may be distributed directly from the Escrow Account or by first transferring such amounts to the Collection Account, as determined by the Administrative Agent), in accordance with the Borrower Failure Procedures, and in either case, the following amounts in the following order of priority unless otherwise agreed in writing by the parties hereto (and, with respect to any payments to the Securities Intermediary or the Custodian, as consented to by such Person in writing):

First,	to the extent not paid from the proceeds of one or more Protective Advances, to the Custodian and the Securities Intermediary, as applicable, the fees, and expenses due and payable thereto in accordance with the Account Control Agreement, including, but not limited to, any Claims of any Indemnified Bank Person due and payable in accordance with the Account Control Agreement; provided that (i) the aggregate amount of Claims payable under this clause (i) shall not exceed $10,000 on any Distribution Date and (ii) the aggregate amount of Claims payable under this clause (i), under clause “First” of Section 5.2(b) and under clause “First” of Section 5.2(c) shall not, in aggregate, exceed $250,000 during the term of this Loan Agreement;

Second,	to the applicable Issuing Insurance Company, the payment of scheduled Premiums which are due and payable prior to the following Distribution Date as set forth in the related Servicer Report;

Third,	to the Administrative Agent for the account of the Lenders, the then outstanding principal balance of all Protective Advances plus accrued and unpaid interest thereon;

Fourth,	to the Administrative Agent, the Administrative Agent Fee;

Fifth,	(a) to the Portfolio Manager, the Portfolio Manager Fee and (b) to the Servicer, the Servicing Fee and costs and other amounts reimbursable to the Servicer pursuant to the Servicing Agreement;

Sixth,	to the Borrower, any amounts actually paid by the Borrower to pay scheduled Premiums and Expenses, and in each case, as previously approved by the Required Lenders in writing and not previously reimbursed;

Seventh,	to the Collection Account, to be held in reserve to fund (i) Premiums on Pledged Policies in accordance with the schedule of Premiums approved by the Required Lenders in accordance with Section 9.1(d)(vii), an amount equal to up to the difference of (A) the aggregate amount of Premiums projected by the Servicer to be payable on all Pledged Policies during the succeeding twenty four calendar months (determined using methodology consistent with the methodology used for projecting Premium payments prior to the Partial Repayment Date and approved in writing by the Required Lenders) minus (B) the amounts then held in the

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Collection Account in reserve to fund such Premiums as previously reserved pursuant to the immediately preceding sub-clause (A), (ii) the fees and expenses of the Custodian and the Securities Intermediary which will be due and payable thereto in accordance with the Account Control Agreement during the succeeding twenty four calendar months and (iii) the Servicing Fee and costs and other amounts reimbursable to the Servicer which will be due and payable thereto in accordance with the Servicing Agreement during the succeeding twenty four calendar months;

Eighth,	to the Borrower Account or Escrow Account, as applicable, up to the amount of the Borrower’s Total Investment that has not yet been paid to the Borrower or deposited into the Escrow Account pursuant to Section 5.2(b) or Section 5.2(c) (reduced by amounts distributed to the Administrative Agent for the account of the Lenders pursuant to clause “Seventh” of Section 5.2(b) and clause “Ninth” of Section 5.2(c));

Ninth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, an amount equal to the aggregate unpaid Participation Interest Shortfall Amounts for all of the Shortfall Pledged Policies, if any, and any Participation Interest Shortfall Amounts due on any prior date that remain unpaid; provided, that the aggregate amount payable under this clause (viii), under clauses “Seventh” and “Tenth” set forth under Section 5.2(b) and under clauses “Ninth” and “Fourteenth” set forth under Section 5.2(c), shall be in an amount up to the Aggregate Shortfall Amount Limit;

Tenth,	to the Administrative Agent for the account of the Lenders by deposit to the Participation Interest Account, the aggregate of (i) the Participation Interest Percentage of the remainder of such Collections and (ii) the Participation Interest Percentage of any amount paid to the Participation Interest Account pursuant to Clause “Eighth” of this Section 5.2(e) on such date,

Eleventh,	to the Custodian and the Securities Intermediary, as applicable, any fees and expenses due and payable thereto that remain unpaid (including such fees and expenses not paid pursuant to Clause “First” of this Section 5.2(d)); and

Twelfth,	to the Borrower Account or the Escrow Account, as applicable, any remaining Available Amount.

(f) After a Pledged Policy becomes a Shortfall Pledged Policy, if the Borrower subsequently obtains a favorable judgment, ruling or verdict in an appeal or otherwise such that the related Issuing Insurance Company actually pays all or a portion of the face amount of such Shortfall Pledged Policy plus any applicable statutory interest (such Shortfall Pledged Policy, a “Recovered Pledged Policy”), and (i) if there are any unpaid Participation Interest Shortfall Amounts or Amortization Shortfall Amounts for any other Shortfall Pledged Policy or if an Event of Default has occurred and is continuing, then Collections in respect of such Recovered Pledged Policy shall be distributed pursuant to Section 5.2(b), Section 5.2(c), or Section 5.2(e), as applicable and (ii) if there are no unpaid Participation Interest Shortfall

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Amounts or Amortization Shortfall Amounts for any other Shortfall Pledged Policy and so long as no Event of Default has occurred and is continuing, then first, if amounts were distributed from the Collection Account to fund Amortization Shortfall Amounts or Participation Interest Shortfall Amounts, in each case, with respect to such Recovered Pledged Policy, on any prior date pursuant to Section 5.2(b) Clauses “Seventh”, “Eighth” or “Tenth”, Section 5.2(c) Clauses “Ninth”, “Eleventh” or “Fourteenth” or Section 5.2(e) Clause “Ninth”, or were withdrawn from the Escrow Account on any prior date to fund Amortization Shortfall Amounts or Participation Interest Shortfall Amounts, in each case, with respect to such Recovered Pledged Policy, then Collections in respect of such Recovered Pledged Policy shall be distributed to the Borrower Account up to the aggregate of such amounts so funded, and, second the Borrower and the Lenders shall cooperate in good faith in order to equitably distribute any remaining Collections in respect of such Recovered Pledged Policy and if the Lender and the Borrower cannot reach an agreement on the distribution of such remaining Collections within thirty (30) days of the date such Shortfall Pledged Policy became a Recovered Pledged Policy, then such remaining Collections shall be distributed pursuant to the instructions of the Administrative Agent prepared in good faith and acting at the direction of the Required Lenders.

(g) With respect to any Distribution Date occurring on or after the Partial Repayment Date, if amounts on deposit in the Collection Account less any amounts held in reserve pursuant to Clause “Seventh” of Section 5.2(e) will be insufficient to pay the amounts set forth under Clauses “First,” “Second” and “Fifth” of Section 5.2(e) on such Distribution Date, then, in lieu of the Lenders making a Protective Advance therefor, the Borrower shall instruct the Securities Intermediary to apply such amounts held in reserve to pay such amounts set forth under Clauses “First,” “Second” and “Fifth” of Section 5.2(e) by reflecting such application in the related Calculation Date Report and Payment Instructions.

(h) For the avoidance of doubt and notwithstanding Section 9.1(d)(vii), on and after the Partial Repayment Date, Premiums may be funded in accordance with an Alternative Information Notice delivered by the Administrative Agent pursuant to Section 5.2(e). If Premiums are funded in accordance with an Alternative Information Notice delivered by the Administrative Agent pursuant to Section 5.2(b), Section 5.2(c) or Section 5.2(e), and the amount of Premiums funded is less than the amount set forth in the Calculation Date Report in respect of which such Alternative Information Notice was delivered, and as a result a Pledged Policy lapses, such lapse shall not constitute an Event of Default so long as the Borrower has provided at least fifteen (15) Business Days prior written notice of such lapse to the Administrative Agent.

Section 5.3 Permitted Investments.

(a) Funds at any time held in the Collection Account may be invested and reinvested at the direction of the Borrower (unless an Event of Default shall have occurred and be continuing, in which case at the written direction of the Administrative Agent) in one or more Permitted Investments in a manner provided in Section 5.3(c). In the absence of any such direction, funds held in the Collection Account shall be invested in Permitted Investments described in clause (a) of the definition thereof. Funds at any time held in the Escrow Account shall be invested and reinvested at the direction of the Borrower in one or more Permitted Investments. In the absence of any such direction, funds held in the Escrow Account shall be invested in Permitted Investments described in clause (a) of the definition thereof.

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(b) Each investment made pursuant to this Section 5.3 on any date with respect to the Collection Account shall mature or be available not later than the Business Day preceding the Distribution Date after the day on which such investment is made, except that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date.

(c) Any investment of funds in the Collection Account shall be made in Permitted Investments in which the Administrative Agent has a first priority, perfected Lien.

(d) The Administrative Agent shall not be liable in any manner by reason of any insufficiency in the Collection Account resulting from any loss on any Permitted Investment included therein.

Section 5.4 Shortfall Exclusion Election. Notwithstanding anything in this Loan Agreement to the contrary, if a Pledged Policy becomes a Shortfall Pledged Policy during a calendar year in which neither the Annual Policy Limit nor the Annual NDB Limit have been reached, and so long as neither the Aggregate Policy Limit nor the Aggregate NDB Limit have been reached (assuming that such Pledged Policy shall be treated as a Lapsed/Grace Policy), then, within two (2) Business Days after such Pledged Policy becomes a Shortfall Pledged Policy, the Borrower at its option may provide written notice to the Administrative Agent of the Borrower’s election (the “Shortfall Exclusion Election”) to treat such Pledged Policy as a Lapsed/Grace Policy. The Borrower may make only one Shortfall Exclusion Election during each calendar year. If (i) the Borrower makes a Shortfall Exclusion Election with respect to a Shortfall Pledged Policy during a calendar year and (ii) no Pledged Policy otherwise becomes a Lapsed/Grace Policy during the remainder of the calendar year in which such Shortfall Exclusion Election is made, then such Shortfall Pledged Policy shall not be included in calculating the Amortization Shortfall Amount and the Participation Interest Shortfall Amount. If (i) the Borrower makes a Shortfall Exclusion Election with respect to a Shortfall Pledged Policy during a calendar year and (ii) at least one other Pledged Policy becomes a Lapsed/Grace Policy during the remainder of the calendar year in which such Shortfall Exclusion Election is made, then such Shortfall Pledged Policy shall thereafter be included in calculating the Amortization Shortfall Amount and the Participation Interest Shortfall Amount, and an Event of Default under Section 10.1(p) shall be deemed to have occurred.

ARTICLE VI

INCREASED COSTS, ETC.

Section 6.1 Increased Costs. If any change in Regulation D of the Board of Governors of the Federal Reserve System, or any Regulatory Change, in each case occurring after the date hereof:

(A) shall subject any Affected Party to any Tax, duty or other charge with respect to any Advance made or funded by it, or shall change the basis of the imposition of any Tax on payments to such Affected Party of the principal of or interest on any

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Advance owed to or funded by it or any other amounts due under this Loan Agreement in respect of any Advance made or funded by it (except for changes in the rate of Tax on the overall net income of such Affected Party imposed by any applicable jurisdiction in which such Affected Party has an office); or

(B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 3.1), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party;

(C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

(D) shall impose on any Affected Party any other condition affecting any Advance made or funded by any Affected Party;

and the result of any of the foregoing is or would be to (i) increase the cost to or impose a cost on an Affected Party funding or making or maintaining any Advance (including any commitment of such Affected Party with respect to any of the foregoing), (ii) to reduce the amount of any sum received or receivable by an Affected Party under this Loan Agreement or the Lender Notes, or (iii) in the good faith determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then after demand by such Affected Party to the Borrower (which demand shall be accompanied by a written statement setting forth the basis of such demand), the Borrower shall pay such Affected Party such additional amount or amounts as will (in the reasonable determination of such Affected Party) compensate such Affected Party for such increased cost or such reduction. Such written statement (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

Section 6.2 Funding Losses. The Borrower hereby agrees that upon demand by any Affected Party (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Affected Party against any net loss or actual expense which such Affected Party actually sustains or incurs (including, without limitation, any net loss or expense actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Party to fund or maintain any Advance made by any Lender to the Borrower), as reasonably determined by such Affected Party, as a result of (a) any payment or prepayment (including any mandatory prepayment) of any Advance on a date other than a Distribution Date, or (b) any failure of the Borrower to borrow any Advance on the date specified therefor in an Initial Advance Acceptance or an Additional Policy Advance Acceptance or with respect to an Ongoing Maintenance Advance, within five (5) Business Days after the Administrative Agent’s receipt of the related Borrowing Request. Such written statement shall, in the absence of manifest error, be rebuttable presumptive evidence of the subject matter thereof.

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Section 6.3 Withholding Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent or applicable Lender timely reimburse it for the payment of, any Other Taxes.

(c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Lender or required to be withheld or deducted from a payment to such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 6.3, the Borrower shall deliver to the Administrative Agent and relevant Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent and such Lender.

(e) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Loan Agreement or the relevant Lender Note shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the

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Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 6.3(e)(ii)(A), Section 6.3(e)(ii)(B) and Section 6.3(e)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Borrower, the Securities Intermediary and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Securities Intermediary or the Administrative Agent), executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Securities Intermediary and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Securities Intermediary or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

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(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Securities Intermediary and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Loan Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Securities Intermediary or the Administrative Agent), executed originals (or copies if permitted by the Code and by the regulations promulgated by the Internal Revenue Service) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower, the Securities Intermediary or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under this Loan Agreement or a Lender Note issued hereunder would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower, the Securities Intermediary and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower, the Securities Intermediary or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower, the Securities Intermediary or the Administrative Agent as may be necessary for the Borrower, the Securities Intermediary and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Loan Agreement.

(f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 6.3 (including by the payment of additional amounts pursuant to this Section 6.3), it shall pay to the indemnifying party an amount equal to such

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refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Survival. Each party’s obligations under this Section 6.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments of the Lenders hereunder and the repayment, satisfaction or discharge of all obligations under this Loan Agreement.

Section 6.4 Designation of a Different Lending Office. If any Lender requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 6.3, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 6.3, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

ARTICLE VII

CONDITIONS TO BORROWING

The making of the Advances hereunder is subject to the following conditions precedent:

Section 7.1 Conditions Precedent to the Closing and the Initial Advance. The Administrative Agent and the Lenders shall have no obligation to consummate the transactions contemplated by this Loan Agreement and make the Initial Advance unless:

(a) Representations and Covenants. On and as of the date of the Initial Advance: (i) the representations of each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Custodian and the Securities Intermediary set forth in the Transaction Documents shall be true and correct in all material respects with the

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same effect as if made on such date, and (ii) each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Custodian and the Securities Intermediary shall be in compliance with the covenants set forth in the Transaction Documents to which it is a party.

(b) Closing Documents. The Administrative Agent shall have received all of the following, each duly executed and dated as of the Closing Date, in form and substance satisfactory to the Required Lenders:

(i) Transaction Documents. Duly executed and delivered counterparts of this Loan Agreement and each other Transaction Document, which agreements shall be in full force and effect.

(ii) Resolutions; Organizational Documentation. Certified copies of resolutions for the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager and the Servicer authorizing or ratifying the execution, delivery and performance of each Transaction Document to which it is, or will be, a party, together with certified copies of the Borrower Organizational Documents and in the case of Imperial, the Assignor and the Parent Pledgor, a certified copy of their respective articles or certificate of incorporation or formation and by-laws, trust agreement or limited liability company agreements, as applicable, of the Borrower, Imperial, the Servicer, the Portfolio Manager, the Assignor and Parent Pledgor.

(iii) Consents, etc. Certified copies of all documents evidencing any necessary consents and governmental approvals required by the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager and the Servicer with respect to each Transaction Document to which it is a party (including, without limitation, any and all approvals required for the Borrower or the Servicer to service the Collateral).

(iv) Incumbency and Signatures. A certificate of each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager and the Servicer, certifying the names of its members, managers, directors or officers authorized to sign each Transaction Document to which it is, or will be, a party.

(v) Good Standing Certificates. Good standing certificates or equivalent certificates for each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager and the Servicer issued as of a recent date acceptable to the Administrative Agent by: (i) the Secretary of State (or similar governmental authority) of the jurisdiction of such Person’s formation, and (ii) the Secretary of State (or similar governmental authority) of the jurisdiction where such Person’s chief executive office and principal place of business are located.

(vi) Financing Statements. Copies of UCC-1 financing statements, in form and substance satisfactory to Administrative Agent, to be filed on or before the Closing Date, naming each of the Borrower, the Parent Pledgor and the Assignor as debtor, and Administrative Agent, for the benefit of the Secured Parties, as secured party.

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(vii) Lien Search Report. Results of completed UCC and tax and judgment lien searches or their equivalent for the jurisdictions of formation and chief executive office of the Borrower, the Parent Pledgor and the Assignor dated within two (2) weeks before the Closing Date that name the Borrower, the Assignor and the Parent Pledgor as debtor (none of which shall show any of the Collateral or the Pledged Interests subject to any Liens other than those created pursuant to the Transaction Documents).

(viii) Payment of Fees. Evidence (which may be in the form of one or more wire instructions and/or confirmations) that all Fees payable hereunder or under any other Transaction Document and all costs and expenses then due and payable have been paid or will be paid out of the proceeds of the Initial Advance.

(ix) Opinions of Counsel. Opinions of counsel to the Borrower, the Assignor, the Parent Pledgor, the Servicer, Imperial, the Portfolio Manager, the Custodian and the Securities Intermediary, in form and substance satisfactory to the Administrative Agent.

(x) Accounts. Evidence that the Accounts, the Policy Account and the Borrower Account have been established in accordance with the Transaction Documents.

(xi) Collateral Packages. Copies of the complete Collateral Packages for the Subject Policies satisfactory to the Administrative Agent as of the Closing Date, including evidence that all Premiums required to be funded prior to the Closing Date in order to keep the Subject Policies in force and not in grace or lapse status through at least April 30, 2013 have been paid (except Subject Policies set forth on the Initial Advance Lexington Schedule, which may have Premiums funded through a different date as set forth on such schedule).

(xii) Reserved.

(xiii) Insurance Consultant. Reports produced by the Insurance Consultant, in form and substance satisfactory to the Administrative Agent.

(xiv) Annual Budget. The Borrower shall have produced an Annual Budget with respect to the Subject Policies as of the Closing Date, in form and substance reasonably acceptable to the Administrative Agent and the Insurance Consultant.

(xv) Solvency Certificate. A certificate of solvency executed by the chief financial officer of the Parent Pledgor certifying that the Borrower is Solvent.

(xvi) Others. Such other documents as the Administrative Agent may reasonably request prior to the Closing Date.

(c) Borrowing Base. The Initial Advance shall not exceed the Borrowing Base as of the date of the Initial Advance.

(d) Transaction Documents. Each of the Transaction Documents shall be in form and substance satisfactory to the Required Lenders in their sole discretion, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained and shall be in full force and effect.

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(e) Eligible Policies. Each of the Subject Policies as of the Closing Date shall be an Eligible Policy, as determined by the Required Lenders in their sole discretion.

(f) Delivery of Policies to Custodian. All Subject Policies (except for Subject Policies set forth on Schedule 7.1(f)) have been delivered to and are held by the Custodian and the Custodian has verified to the Administrative Agent in writing its receipt of all originals or copies certified by the applicable Issuing Insurance Companies of such Subject Policies by delivering the required certification pursuant to the terms of the Account Control Agreement.

(g) Security Interest. The Required Lenders shall be satisfied that the Liens and security interests created under and granted by the Transaction Documents are first priority perfected security interests and will not be subject to any other senior or pari passu Liens, security interests or any other Adverse Claims prior to or after the Closing Date as determined in the Required Lenders’ sole discretion.

(h) No Material Change in Laws. Since January 1, 2013, no material adverse change in any Applicable Law or any tax treatment of life insurance death benefits or proceeds has occurred or reasonably could be expected to occur.

(i) Collateral Assignment. The Securities Intermediary or the Insurance Consultant shall have delivered to the related Issuing Insurance Companies a fully completed and executed collateral assignment in respect of each Subject Policy on the Closing Date (except for Subject Policies set forth on the Initial Advance Lexington Schedule and the Subject Policy set forth on Schedule 7.1(a)(i)), naming the Administrative Agent, on behalf of the Lenders, as the collateral assignee and the Administrative Agent shall have received verbal confirmation from each of the related Issuing Insurance Companies that all such collateral assignments have been received by such Issuing Insurance Companies.

(j) Acknowledgements. The Securities Intermediary shall have delivered written confirmation to the Administrative Agent that it has received an Acknowledgement for each Subject Policy and has credited each Subject Policy to the Policy Account and the Securities Intermediary shall have delivered copies of each such Acknowledgement to the Administrative Agent.

(k) Reserved.

(l) No Event of Default or Unmatured Event of Default. No Event of Default or Unmatured Event of Default which has not been waived in writing by the Required Lenders shall have occurred and be continuing or will result from the making of the Initial Advance.

(m) Borrowing Request; etc. The Administrative Agent shall have received a Borrowing Request (including (i) a confirmation that the Collateral Packages for the Subject Policies (taking into account the exceptions noted on Schedules V, VI, VII, VIII, IX, X and XI to the Account Control Agreement) have been uploaded to the FTP Site, and (ii) the Borrowing Base Certificate) for the Initial Advance (which may be an electronic or facsimile transmission).

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(n) Insurance Consultant. The Borrower shall have executed and delivered or caused all necessary third parties to execute and deliver, all documentation and authorizations necessary for the Insurance Consultant to communicate and receive verifications of coverage and obtain other information from the Issuing Insurance Companies related to the Subject Policies, as determined by the Administrative Agent in its sole and absolute discretion.

(o) Third Party Releases. The Borrower shall have executed and delivered or caused all necessary third parties to execute and deliver releases of Adverse Claims with respect to the Subject Policies, as determined by the Administrative Agent in its sole and absolute discretion and specified to the Borrower in writing prior to the Closing Date.

Section 7.2 Conditions Precedent to each Ongoing Maintenance Advance. The making of each Ongoing Maintenance Advance is subject to the following further conditions precedent:

(a) Representations and Covenants. On and as of the date of such Ongoing Maintenance Advance: (i) the representations of each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Securities Intermediary and the Custodian set forth in the Transaction Documents shall be true and correct in all material respects with the same effect as if made on such date, and (ii) each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Securities Intermediary and the Custodian shall be in compliance with the covenants set forth in the Transaction Documents to which it is a party.

(b) No Event of Default or Unmatured Event of Default. No Event of Default or Unmatured Event of Default which has not been waived in writing by the Required Lenders shall have occurred and be continuing or will result from the making of such Ongoing Maintenance Advance under any of the Transaction Documents.

(c) Borrowing Request; etc. The Administrative Agent shall have received a Borrowing Request (including the Borrowing Base Certificate) for such Ongoing Maintenance Advance.

(d) Commitment Termination Date. The Commitment Termination Date shall not have occurred.

(e) Material Adverse Effect. No event has occurred during the shorter of (i) the three (3) year period preceding the date of such Ongoing Maintenance Advance and (ii) the period of time commencing on the Closing Date and ending on the date of such Ongoing Maintenance Advance, that could reasonably be expected to have a Material Adverse Effect.

(f) Borrowing Base. The Ongoing Maintenance Advance shall not exceed an amount such that the Ongoing Maintenance Advance, when taken together with the outstanding balance of all previous Advances, would cause the aggregate outstanding balance of the Advances to exceed the Borrowing Base as of the date of such Ongoing Maintenance Advance.

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(g) No Liens; First Priority Security Interest. There shall be no encumbrance or Lien on any of the Collateral or the Pledged Interests other than Liens or encumbrances created or expressly permitted under the Transaction Documents.

(h) Transaction Documents. Each of the Transaction Documents shall be in full force and effect.

(i) No Material Change in Laws. Since the shorter of (i) the three (3) year period preceding the date of such Ongoing Maintenance Advance and (ii) the period of time commencing on the Closing Date and ending on the date of such Ongoing Maintenance Advance, no material adverse change in any Applicable Law or any tax treatment of life insurance death benefits or proceeds has occurred or reasonably could be expected to occur that would in the reasonable judgment of the Required Lenders (i) materially impair the collectability of a Pledged Policy for which the Premiums will be funded with the proceeds of such Ongoing Maintenance Advance or (ii) make such Ongoing Maintenance Advance or any of the outstanding Advances illegal.

(j) Fees. All Fees due and payable shall have been paid.

Section 7.3 Conditions Precedent to each Additional Policy Advance. The making of each Additional Policy Advance is subject to the following further conditions precedent:

(a) Representations and Covenants. On and as of the date of such Additional Policy Advance: (i) the representations of each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Custodian and the Securities Intermediary set forth in the Transaction Documents shall be true and correct in all material respects with the same effect as if made on such date, and (ii) each of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager, the Servicer, the Custodian and the Securities Intermediary shall be in compliance with the covenants set forth in the Transaction Documents to which it is a party.

(b) No Event of Default or Unmatured Event of Default. No Event of Default or Unmatured Event of Default which has not been waived in writing by the Required Lenders shall have occurred and be continuing or will result from the making of such Additional Policy Advance under any of the Transaction Documents.

(c) Borrowing Request; etc. The Administrative Agent shall have received a Borrowing Request (including (i) a confirmation that the Collateral Packages for the Subject Policies have been uploaded to the FTP Site and (ii) the Borrowing Base Certificate) for such Additional Policy Advance (which may be an electronic or facsimile transmission followed by actual delivery of the original Custodial Packages to the Custodian.

(d) Commitment Termination Date. The Commitment Termination Date shall not have occurred.

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(e) Material Adverse Effect. No event has occurred during the shorter of (i) the three (3) year period preceding the date of such Additional Policy Advance and (ii) the period of time commencing on the Closing Date and ending on the date of such Additional Policy Advance, that could reasonably be expected to have a Material Adverse Effect with respect to the Borrower, the Assignor, the Parent Pledgor or Imperial or any of the Collateral or the Pledged Interests.

(f) Borrowing Base. The Additional Policy Advance shall not exceed an amount such that the Additional Policy Advance, when taken together with the outstanding balance of all previous Advances, would cause the aggregate outstanding balance of the Advances to exceed the Borrowing Base as of the date of such Additional Policy Advance, and the calculation of the Lender Valuation shall include the Subject Policies.

(g) No Liens; First Priority Security Interest. There shall be no encumbrance or Lien on any of the Collateral, the Additional Policies or the Pledged Interests other than Liens or encumbrances created or permitted under the Transaction Documents. Furthermore, from and after the related Subsequent Advance Date, the Administrative Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest in, and assignment of, all of the Borrower’s rights, titles and interests (through the Securities Intermediary) in, to and under the Additional Policies.

(h) Transaction Documents. Each of the Transaction Documents shall be in full force and effect.

(i) Insurance Consultant Report. The Administrative Agent shall have received a report from the Insurance Consultant, in form and substance satisfactory to the Required Lenders in their sole discretion, regarding the value of the Collateral.

(j) Annual Budget. The Borrower shall have produced an Annual Budget with respect to the Additional Policies, in form and substance reasonably acceptable to the Administrative Agent and the Insurance Consultant.

(k) No Material Change in Laws. Since the shorter of (i) the three (3) year period preceding the date of such Additional Policy Advance and (ii) the period of time commencing on the Closing Date and ending on the date of such Additional Policy Advance, no material adverse change in any Applicable Law or any tax treatment of life insurance death benefits or proceeds has occurred or reasonably could be expected to occur that would in the reasonable judgment of the Required Lenders (i) materially impair the collectability of any Subject Policy or (ii) make such Additional Policy Advance or any of the outstanding Advances illegal.

(l) Eligible Policies. Each of the Additional Policies being funded on the related Subsequent Advance Date shall be an Eligible Policy, as determined by the Required Lenders in their sole discretion.

(m) Fees. All Fees due and payable shall have been paid.

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(n) Lender Approval. Each Lender’s executive loan committee or similar governing body shall have approved such Additional Policy Advance, which approval may be withheld or granted in such executive loan committee’s or similar governing body’s sole discretion; provided however, that each Lender’s funding of such Additional Policy Advance shall be deemed to demonstrate approval of such Additional Policy Advance by such Lender’s executive loan committee or similar governing body.

(o) Collateral Assignment. The Borrower shall have delivered to the Securities Intermediary a fully completed and executed collateral assignment in respect of each Additional Policy on such Advance Date, naming the Administrative Agent, on behalf of the Lenders, as the collateral assignee.

(p) Delivery of Policies to Custodian. All Additional Policies, and all documents comprising the related Custodial Packages (including all originals thereof), have been delivered to and are held by the Custodian, including evidence that all Premiums necessary to keep such Additional Policies in force have been paid through the period of time commencing on the proposed Subsequent Advance Date and ending thirty (30) days thereafter, and the Custodian has verified to the Administrative Agent in writing its receipt of all documents required to be contained in the related Custodial Package by delivering the required certification pursuant to the terms of the Account Control Agreement.

(q) Acknowledgements. The Securities Intermediary shall have delivered written confirmation to the Administrative Agent that it has received an Acknowledgement for each Subject Policy and has credited each Subject Policy to the Policy Account and the Securities Intermediary shall have delivered copies of each such Acknowledgement to the Administrative Agent.

(r) Change Forms. The Securities Intermediary shall confirm to the Administrative Agent in writing that it is holding completed Change Forms with respect to the Subject Policies executed by the Securities Intermediary in blank and the Administrative Agent shall have received copies of such Change Forms.

(s) Insurance Consultant. The Borrower shall have executed and delivered or caused all relevant third parties to execute and deliver all documentation and authorizations necessary for the Insurance Consultant to communicate and receive verifications of coverage and obtain other information from the Issuing Insurance Companies related to the Subject Policies, as determined by the Administrative Agent in its sole and absolute discretion.

(t) Third Party Releases. The Borrower shall have executed and delivered or caused all relevant third parties to execute and deliver all necessary releases of Adverse Interests with respect to the Subject Policies, as determined by the Administrative Agent in its sole and absolute discretion and specified to the Borrower in writing prior to the relevant Advance Date.

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ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.1 Representations and Warranties of the Borrower. The Borrower makes the following representations and warranties to the Administrative Agent and each Lender:

(a) Organization, etc. The Borrower has been duly organized and is validly existing and in good standing under the laws of the State of Delaware (and is not organized under the laws of any other jurisdiction or Governmental Authority) with the requisite power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. The Borrower is duly licensed or qualified to do business as a foreign entity in good standing in each jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(b) Power and Authority; Due Authorization. The Borrower has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Loan Agreement and each of the other Transaction Documents to which it is a party, and (ii) to borrow moneys on the terms and subject to the conditions herein provided, and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Loan Agreement and the other Transaction Documents to which it is a party, the borrowing hereunder on the terms and conditions of this Loan Agreement and the granting of security therefor on the terms and conditions provided herein.

(c) No Violation. The consummation of the transactions contemplated by this Loan Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not and do not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the Borrower Organizational Documents, or (ii) any material agreement or instrument to which the Borrower is a party or by which it or any of its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such material agreement or instrument or (c) violate any Applicable Law.

(d) Validity and Binding Nature. This Loan Agreement is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Borrower and the other parties thereto will be, the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body required for the due execution, delivery or performance by the Borrower of any Transaction Document to which it is a party, remains or remained unobtained or unfiled.

(f) Solvency. As of each Advance Date, after giving effect to each Advance made on such Advance Date, the Borrower is and will be Solvent and able to pay its debts as they come due, and has and will have adequate capital to conduct its business.

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(g) Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Advances, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

(h) Quality of Title. As of each Advance Date, the Collateral, including, without limitation, the Pledged Policies, is owned by the Borrower (directly or through the Securities Intermediary) free and clear of any Adverse Claim. As of the date of any Additional Policy Advance made pursuant to a Borrowing Request, the Subject Policies are owned by the Borrower (directly or through the Securities Intermediary) free and clear of any Adverse Claim.

(i) No Rescission. As of each Advance Date, no prior seller of any Pledged Policy or Subject Policy (if applicable) has exercised or, to the knowledge of the Borrower after reasonable investigation, attempted to exercise the right to rescind any transfer of such Policy, except with respect to any Pledged Policy or Subject Policy identified on Schedule 8.1(i), in which case, such prior seller subsequently abandoned such exercise or attempt to exercise (in exchange for specific compensation or such prior seller litigated such attempt to exercise and an unfavorable judgment or verdict was rendered against such prior seller and is not subject to a pending appeal or dispute, as indicated on Schedule 8.1(i)).

(j) Perfection. This Loan Agreement, the Borrower Interest Pledge Agreement, the Account Control Agreement and the financing statements filed in connection with this Loan Agreement create a valid first priority security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral (excluding each of the Subject Policies set forth on Eligibility Criteria Clause (a) Schedule until the Securities Intermediary is designated as the “owner” and “beneficiary” under such Pledged Policy by the related Issuing Insurance Company), which security interest has been perfected (free and clear of any Adverse Claim) as security for the Obligations. As of the Closing Date, no effective financing statement or other instrument similar in effect covering any of the Collateral or any interest therein owned by the Borrower (directly or through the Securities Intermediary) is on file in any recording office except for financing statements in favor of the Administrative Agent (for the benefit of the Secured Parties) in accordance with this Loan Agreement and the other Transaction Documents. As of the date of any Additional Policy Advance made pursuant to a Borrowing Request, no effective financing statement or other instrument similar in effect covering any of the Subject Policies will be on file in any recording office except for financing statements in favor of the Administrative Agent (for the benefit of the Secured Parties) in accordance with this Loan Agreement and the other Transaction Documents.

(k) Offices. The principal place of business and chief executive office of the Borrower, the Assignor, the Parent Pledgor and Imperial is located at the address set forth on Schedule 13.2 (or at such other locations, notified to the Administrative Agent in jurisdictions where all action required hereby has been taken and completed).

(l) Compliance with Applicable Laws; Licenses, etc.

(i) The Borrower is in compliance with the requirements of all Applicable Laws, a breach of any of which, individually or in the aggregate, could

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reasonably be expected to have an adverse effect on any of the Pledged Policies, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(ii) The Borrower has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(iii) The Borrower has complied with all licensure requirements in each state in which it is required to be specifically registered or licensed as a purchaser, owner or servicer of life insurance policies.

(iv) There has been no event or circumstance that could reasonably be expected to result in the revocation of any license, permit, franchise or other governmental authorization of the Borrower necessary to the ownership of its properties or to the conduct of its business.

(m) No Proceedings. There is no order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority to which the Borrower is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the actual knowledge of the Borrower, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Borrower that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document; and there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the actual knowledge of the Borrower, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Loan Agreement, the Lender Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Lender Notes or the consummation of any of the other transactions contemplated by this Loan Agreement or any other Transaction Document, (C) seeking to adversely affect the federal income tax attributes of the Borrower or (D) asserting that any Pledged Policy or Policy to become a Pledged Policy is invalid, void or otherwise unenforceable for any reason.

(n) Investment Company Act, Etc. The Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o) Eligible Policies. As of the Closing Date, each Pledged Policy is an Eligible Policy. As of the date of any Borrowing Request relating to an Additional Policy Advance and the date of such Additional Policy Advance, each Additional Policy that will become a Pledged Policy on the relevant Advance Date is or will be an Eligible Policy.

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(p) Accuracy of Information. To the best of the Borrower’s knowledge and belief, after due inquiry, and in reliance on information provided by third parties (as to the accuracy or completeness of which the Borrower is not liable and has expressed no opinion or made any representation or warranty), all information furnished by, or on behalf of, the Borrower to the Administrative Agent or any other Secured Party in connection with any Transaction Document, or any transaction contemplated thereby, is or was as of the date it was furnished (if such information was furnished on an earlier date) true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(q) No Material Adverse Change. Except as set forth on Schedule 8.1(q), since March 27, 2013, there has been no material adverse change in (A) the Borrower’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document to which the Borrower is a party, (B) any of the Collateral or (C) any of the Pledged Interests.

(r) Trade Names and Subsidiaries. The Borrower has not used any other names, trade names or assumed names for the five year period preceding the date of this Loan Agreement. The Borrower has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person.

(s) Accounts. Set forth in Schedule 8.1(s) is a complete and accurate description, as of the Closing Date, of the existing Accounts, the Policy Account and the Borrower Account. The Accounts and the Policy Account have each been validly and effectively collaterally assigned to the Administrative Agent, for the benefit of the Secured Parties, and shall be encumbered by the Lien created pursuant to this Loan Agreement and the Account Control Agreement. The Account Control Agreement is the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity). None of the Borrower, the Servicer or the Portfolio Manager has granted any interest in the Accounts or the Policy Account to any Person other than the Administrative Agent and the Administrative Agent has “control” of the Accounts and the Policy Account within the meaning of the applicable UCC.

(t) Financial Statements. The financial statements required to be delivered pursuant to Section 9.1(d): (i) were, as of the date and for the periods referred to therein, complete and correct in all respects, (ii) presented fairly the financial condition and results of operations of the related Person as at such time and (iii) were prepared in accordance with GAAP, consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments).

(u) No Event of Default. Except as set forth on Schedule 8.1(u), no Event of Default or Unmatured Event of Default has occurred or is continuing, or, in relation to any Borrowing Request, will result from the funding of the Advance and use of funds specified therein.

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(v) Foreign Assets Control Regulations, Etc.

(i) None of the Borrower, Pledgor, the Portfolio Manager or Servicer nor any Affiliate of any of them or of Imperial is (A) a person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (B) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other person, entity, organization and government of a country described in clause (B), a “Blocked Person”).

(ii) No part of the proceeds from the Advances issued hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly or indirectly by the Borrower, Pledgor, Servicer, the Portfolio Manager, Imperial, or any Affiliate of any of them, in connection with any investment in, or, to the Borrower’s actual knowledge, any transactions or dealings with, any Blocked Person.

(iii) To the Borrower’s actual knowledge, none of the Borrower, Pledgor, the Portfolio Manager, or Servicer, Imperial or any Affiliate of any of them (A) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any Applicable Law (collectively, “Anti-Money Laundering Laws”), (B) has been assessed civil penalties under any Anti-Money Laundering Laws or (C) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Borrower has taken reasonable measures appropriate to the circumstances, to the extent, if any, required by Applicable Law, to ensure that the Borrower and each Affiliate thereof is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(iv) No part of the proceeds from Advances funded hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Borrower has taken reasonable measures appropriate to the circumstances, to the extent, if any, required by Applicable Law, to ensure that the Borrower and each Affiliate thereof is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

(w) Retained Death Benefit Policies. As of the Closing Date, all Pledged Policies that constitute Retained Death Benefit Policies are listed on Schedule 8.1(w) and the portion of the Net Death Benefit payable to any Person other than the Securities Intermediary

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does not exceed forty-five percent (45%) of the Net Death Benefit of any such Retained Death Benefit Policy. As of the date of any Additional Policy Advance made pursuant to a Borrowing Request, all Pledged Policies that are to be funded from such Advance that constitute Retained Death Benefit Policies are listed on Schedule 8.1(w), which also indicates the percentage of the Net Death Benefit of each such Retained Death Benefit Policy that is payable to any Person other than the Securities Intermediary.

(x) Transaction Documents. The Borrower has not entered into any agreements or instruments other than the Transaction Documents, except as approved in writing by the Required Lenders in their sole and absolute discretion.

(y) Ownership of Borrower. All beneficial owners of the outstanding equity interests of the Borrower are U.S. Persons.

Section 8.2 Representations and Warranties of the Portfolio Manager. The Portfolio Manager makes the following representations and warranties to the Administrative Agent and each Lender:

(a) Organization, etc. The Portfolio Manager has been duly organized and is validly existing and in good standing under the laws of the State of Florida (and is not organized under the laws of any other jurisdiction or Governmental Authority) with the requisite power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. The Portfolio Manager is duly licensed or qualified to do business as a foreign entity in good standing in each jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Portfolio Manager or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(b) Power and Authority; Due Authorization. The Portfolio Manager has (a) all necessary power, authority and legal right to execute, deliver and perform its obligations under this Loan Agreement and each of the other Transaction Documents to which it is a party, and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Loan Agreement and the other Transaction Documents to which it is a party.

(c) No Violation. The consummation of the transactions contemplated by this Loan Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not and do not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Portfolio Manager, or (ii) any material agreement or instrument to which the Portfolio Manager is a party or by which it or any of its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such material agreement or instrument or (c) violate any Applicable Law.

(d) Validity and Binding Nature. This Loan Agreement is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Portfolio

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Manager and the other parties thereto will be, the legal, valid and binding obligation of the Portfolio Manager, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(e) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body required for the due execution, delivery or performance by the Portfolio Manager of any Transaction Document to which it is a party, remains or remained unobtained or unfiled.

(f) Margin Regulations. The Portfolio Manager is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock.

(g) Offices. The principal place of business and chief executive office of the Portfolio Manager is located at the address set forth on Schedule 13.2 (or at such other locations, notified to the Administrative Agent in jurisdictions where all action required hereby has been taken and completed).

(h) Compliance with Applicable Laws; Licenses, etc.

(i) The Portfolio Manager is in compliance with the requirements of all Applicable Laws, a breach of any of which, individually or in the aggregate, could reasonably be expected to have an adverse effect on any of the Pledged Policies, the business, assets, financial condition or operations of the Portfolio Manager or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(ii) The Portfolio Manager has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Portfolio Manager or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(iii) The Portfolio Manager has complied with all licensure requirements in each state in which it is required to be specifically registered or licensed as a purchaser, owner or servicer of life insurance policies.

(iv) There has been no event or circumstance that could reasonably be expected to result in the revocation of any license, permit, franchise or other governmental authorization of the Portfolio Manager necessary to the ownership of its properties or to the conduct of its business.

(i) No Proceedings. There is no order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority to which the Portfolio

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Manager is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the actual knowledge of the Portfolio Manager, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against the Portfolio Manager that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Portfolio Manager or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document; and there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the actual knowledge of the Portfolio Manager, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Loan Agreement or any other Transaction Document, (B) seeking to adversely affect the federal income tax attributes of the Portfolio Manager or (C) asserting that any Pledged Policy or Policy to become a Pledged Policy is invalid, void or otherwise unenforceable for any reason.

(j) Investment Company Act, Etc. The Portfolio Manager is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(k) Accuracy of Information. To the best of the Portfolio Manager’s knowledge and belief, after due inquiry, and in reliance on information provided by third parties (as to the accuracy or completeness of which the Portfolio Manager is not liable and has expressed no opinion or made any representation or warranty), all information furnished by, or on behalf of, the Portfolio Manager to the Administrative Agent or any other Secured Party in connection with any Transaction Document, or any transaction contemplated thereby, is or was as of the date it was furnished (if such information was furnished on an earlier date) true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(l) No Material Adverse Change. Except as set forth on Schedule 8.2(l), since March 27, 2013, there has been no material adverse change in (A) the Portfolio Manager’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document to which the Portfolio Manager is a party, (B) any of the Collateral or (C) any of the Pledged Interests.

(m) Trade Names and Subsidiaries. The Portfolio Manager has not used any other names, trade names or assumed names for the five year period preceding the date of this Loan Agreement. The Portfolio Manager has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person.

(n) Foreign Assets Control Regulations, Etc.

(i) The Portfolio Manager is not (A) a person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (B) a department, agency or instrumentality of, or is otherwise controlled by

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or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other person, entity, organization and government of a country described in clause (B), a “Blocked Person”).

(ii) To the Portfolio Manager’s actual knowledge, it (A) is not under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any Applicable Law (collectively, “Anti-Money Laundering Laws”), (B) has not been assessed civil penalties under any Anti-Money Laundering Laws or (C) has not had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Portfolio Manager has taken reasonable measures appropriate to the circumstances, to the extent, if any, required by Applicable Law, to ensure that the Portfolio Manager and each Affiliate thereof is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(iii) The Portfolio Manager has taken reasonable measures appropriate to the circumstances, to the extent, if any, required by Applicable Law, to ensure that the Portfolio Manager and each Affiliate thereof is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

ARTICLE IX

COVENANTS

Section 9.1 Affirmative Covenants. From the date hereof until the first day following the date on which all of the Obligations (including, without limitation, the Aggregate Participation Interest) are performed and paid in full and this Loan Agreement is terminated, the Borrower hereby covenants and agrees as follows:

(a) Compliance with Laws, Etc. The Borrower shall comply in all material respects with all Applicable Laws.

(b) Preservation of Existence. The Borrower shall preserve and maintain its existence, rights, franchises and privileges, and sole jurisdiction of formation, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications could have a material adverse effect on any of the Pledged Policies, any other Collateral, any of the Pledged Interests, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(c) Performance and Compliance with the Transaction Documents and Pledged Policies. The Borrower shall timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Transaction Documents and otherwise with respect to the Pledged Policies.

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(d) Reporting Requirements. During the term of this Loan Agreement, the Borrower shall furnish or cause to be furnished to the Administrative Agent and each Lender:

(i) (A) with respect to the Borrower (x) as soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a copy of the unaudited financial statements of the Borrower or the Parent Pledgor (so long as such unaudited financial statements are on a consolidated basis and include the Borrower), as of the end of such month, certified by an officer or director of the Borrower or the Parent Pledgor (which certification shall state that the related balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter and, if financial statements are publicly filed by Imperial pursuant to applicable securities laws, such certification shall be in the same form and scope as the relevant certification delivered in connection with such filing), delivery of which financial statements shall be accompanied by a certificate of such officer to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if an Event of Default or Unmatured Event of Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (y) as soon as available, and in any event within two-hundred seventy (270) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending in 2013), a copy of the audited annual balance sheet for such fiscal year of the Borrower or the Parent Pledgor (so long as such audited annual balance sheet is on a consolidated basis and includes the Borrower) as at the end of such fiscal year, together with the related audited statements of earnings, stockholders’ equity and cash flows for such fiscal year, certified by an officer or director of the Borrower or the Parent Pledgor (which certification shall state that the related balance sheets and statements fairly present the financial condition and results of operations for such fiscal year, subject to year-end audit adjustments and, if financial statements are publicly filed by Imperial pursuant to applicable securities laws, such certification shall be in the same form and scope as the relevant certification delivered in connection with such filing), delivery of which balance sheets and statements shall be accompanied by a certificate of such officer to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if an Event of Default or Unmatured Event of Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (B) if Imperial is no longer a Publicly Traded Company or if Imperial fails to timely make any necessary filings with the Securities and Exchange Commission, (x) as soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Imperial, a copy of the unaudited financial statements of Imperial, as of the end of such month, certified by an officer or director of Imperial (which certification shall state that the related balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter and, if financial statements are publicly filed by Imperial pursuant to applicable securities laws, such certification shall be in the same form and scope as the relevant certification delivered in connection with such filing) and (y) as soon as available, and in any event within two-hundred seventy (270) days after the end of each fiscal year of Imperial, a copy of the audited annual balance sheet for such fiscal year of Imperial as at the end of such fiscal year, together

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with the related audited statements of earnings, stockholders’ equity and cash flows for such fiscal year, certified by an officer or director of Imperial (which certification shall state that the related balance sheets and statements fairly present the financial condition and results of operations for such fiscal year, subject to year-end audit adjustments and, if financial statements are publicly filed by Imperial pursuant to applicable securities laws, such certification shall be in the same form and scope as the relevant certification delivered in connection with such filing);

(ii) as soon as possible and in any event within two (2) Business Days after any officer of the Borrower, the Assignor, the Parent Pledgor, the Portfolio Manager, the Servicer or Imperial has actual knowledge of (A) the occurrence of an Event of Default or an Unmatured Event of Default, an officer’s certificate of the Borrower setting forth details of such event and the action that the Borrower proposes to take with respect thereto and (B) the downgrade, withdrawal or suspension of the financial strength rating of any Issuing Insurance Company, notice to the Administrative Agent thereof;

(iii) a copy of the Servicer Report on each Servicer Report Date;

(iv) promptly, from time to time, such other information, documents, records or reports respecting the Collateral, the Subject Policies or the condition or operations, financial or otherwise, of the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or any Lender under or as contemplated by this Loan Agreement and the other Transaction Documents, including but not limited to, upon each sale of a Pledged Policy, a report that shall include such information as the Administrative Agent shall reasonably request, calculated as of before such sale and after such sale, taking into account the application of the proceeds of such sale;

(v) as soon as possible upon learning of the death of any Insured, an email notification to the Administrative Agent of (A) the identity of such Insured, (B) the cost basis (purchase price paid by the first person that purchased such Pledged Policy that was an Affiliate of the Borrower, the Assignor, the Parent Pledgor or Imperial or, if such Pledged Policy was acquired by such Affiliate in a foreclosure process, the amount of indebtedness allocated to such Pledged Policy by such Affiliate plus any additional accrued and unpaid interest thereon as of the date of foreclosure and, in each case, plus premiums paid thereon after the date of foreclosure or purchase, as applicable, and until the Closing Date) of the Pledged Policy relating to such Insured, (C) the Net Death Benefit of the Pledged Policy relating to such Insured, (D) the two (2) Life Expectancy Reports delivered with respect to such Insured relating to the applicable Advance and the names of the Pre-Approved Medical Underwriters which provided such Life Expectancy Reports, (E) the date the Pledged Policy was first acquired by an Affiliate of the Borrower, the Assignor, the Parent Pledgor or Imperial relating to such Insured and (F) the date of birth and date of death of such Insured;

(vi) no later than the Closing Date, and thereafter on December 1 of each calendar year (including the current calendar year), an annual budget substantially in

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form of Exhibit E (each, an “Annual Budget”). Within five (5) Business Days of delivery of the first such Annual Budget, and thereafter within twenty (20) Business Days of delivery of each subsequent Annual Budget to the Administrative Agent and each Lender, the Required Lenders will specify to the Administrative Agent, and the Administrative Agent will advise the Borrower the amount they have approved in their sole discretion for funding through Advances and/or Collections in respect of Expenses for (a) in the case of the first such Annual Budget, the current calendar year, and (b) in the case of any subsequent Annual Budget the succeeding calendar year; provided that at any time, in their sole discretion, the Required Lenders may notify the Administrative Agent and Borrower that they approve increases in such amounts or direct decreases in such amounts

(vii) no later than five (5) Business Days following the Partial Repayment Date, and within five (5) Business Days prior to the end of each calendar quarter thereafter, a schedule of Premiums on the Pledged Policies for the immediately succeeding calendar quarter. Within ten (10) Business Days of delivery of each such schedule of Premiums, the Required Lenders will specify to the Administrative Agent, and the Administrative Agent will advise the Borrower whether they have approved such schedule of Premiums in their discretion, exercised in a commercially reasonable manner.

(e) Use of Advances. The Borrower shall use the proceeds of Advances in accordance with Section 2.8(a).

(f) Separate Legal Entity. The Borrower hereby acknowledges that each Lender and the Administrative Agent are entering into the transactions contemplated by this Loan Agreement and the other Transaction Documents in reliance upon the Borrower’s identity as a legal entity separate from its Affiliates and from Affiliates of Imperial. Therefore, from and after the date hereof, the Borrower shall take all reasonable steps to continue the Borrower’s identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of any other Person, and is not a division of any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the covenant set forth in Section 9.1(b), the Borrower shall take such actions as shall be required in order that:

(i) The Borrower will be a limited liability company whose primary activities are restricted in the Borrower Organizational Documents to owning Policies and certain related assets and financing the acquisition thereof and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

(ii) At least one manager of the Borrower (the “Independent Manager”) shall be an individual who (i) is not a present or former director, manager, officer, employee, supplier, customer or five percent (5%) beneficial owner of the outstanding equity interests of the Borrower, Parent Pledgor, Servicer, Imperial or any Affiliate of any of them and (ii) has at least three years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is

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currently employed by such an entity; provided, however, that an individual shall not be deemed to be ineligible to be an Independent Manager solely because such individual serves or has served in the capacity of an “independent director” or similar capacity for special purpose entities formed by the Borrower or any Affiliate of the Borrower or Imperial. The Borrower Organizational Documents of the Borrower shall provide that (i) the board of directors or the member of the Borrower shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Manager shall approve the taking of such action in writing prior to the taking of such action, and (ii) such provision cannot be amended without the prior written consent of the Independent Manager;

(iii) Any employee, consultant or agent of the Borrower will be compensated from funds of the Borrower, as appropriate, for services provided to the Borrower;

(iv) To the extent, if any, that the Borrower and any other Person share items of expenses such as legal, auditing and other professional services, such expenses will be allocated to each of them on a reasonable and fair basis;

(v) The Borrower shall hold itself out as a separate entity;

(vi) The Borrower will maintain books and records separately from those of any other Person;

(vii) The Borrower shall pay its own material liabilities out of its own funds;

(viii) The Borrower shall not acquire any obligations or securities of its partners or shareholders;

(ix) All audited financial statements of any Person that are consolidated to include the Borrower will contain notes clearly and conspicuously indicating (in appropriate notes or otherwise) that (A) all of the Borrower’s assets are owned by the Borrower, and (B) the Borrower is a separate entity;

(x) The Borrower’s assets will be maintained in a manner that facilitates their identification and segregation from those of any other Person;

(xi) The Borrower will strictly observe appropriate formalities in its dealings with all other Persons, and funds or other assets of the Borrower will not be commingled with those of any other Person, other than temporary commingling in connection with servicing the Pledged Policies to the extent explicitly permitted by the other Transaction Documents;

(xii) The Borrower shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any insurance policy with respect to any amounts payable due to occurrences or events related to any other Person;

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(xiii) The Borrower shall maintain an arm’s length relationship with its Affiliates and Affiliates of Imperial; and

(xiv) The Borrower will not hold itself out to be responsible for the debts of any other Person.

(xv) The Borrower will not fail to maintain all policies and procedures or take or continue to take all actions necessary or appropriate to ensure that all factual assumptions set forth in opinions of counsel of the Borrower or its Affiliates delivered in connection herewith or the other Transaction Documents remain true and accurate at all times.

(g) Defense. The Borrower shall, in consultation with the Administrative Agent and at its own expense, defend the Collateral against all lawsuits and statutory claims and Liens of all Persons at any time claiming the same or any interest therein through the Borrower or any Affiliate of Imperial adverse to the Administrative Agent or the Secured Parties.

(h) Perfection. The Borrower shall, at the Borrower’s expense, perform all acts and execute all documents requested in writing by the Administrative Agent at any time to evidence, perfect, maintain and enforce the security interest of the Administrative Agent in the Collateral and in the Pledged Interests and the priority thereof. The Borrower will, at the reasonable request of the Administrative Agent, deliver financing statements relating to the Collateral, and, where permitted by law, the Borrower hereby authorizes the Administrative Agent to file one or more financing statements covering all of the Collateral and other assets of the Borrower. The Borrower shall cause its primary electronic books and records relating to the Collateral to be marked, with a legend stating that the Pledged Policies and the other Collateral owned by the Borrower have been pledged to the Administrative Agent, for the benefit of the Secured Parties.

(i) Audit. The Borrower, the Parent Pledgor, the Assignor, the Portfolio Manager and Servicer shall permit each Lender, the Administrative Agent or their duly authorized representatives, attorneys or auditors during ordinary business hours and upon written notice given one (1) Business Day in advance, to visit the offices thereof and to inspect their accounts, records and computer systems, software and programs used or maintained by them in relation to the Collateral or their performance of duties under or in relation to the Transaction Documents to which they are party as such Lender or the Administrative Agent may reasonably request (a “Collateral Audit”) and the Borrower shall enable the Insurance Consultant to seek and receive from the related Issuing Insurance Companies any verifications of coverage related to the Pledged Policies as often as the Administrative Agent may request the Insurance Consultant to do so; provided, however, if no Event of Default or Unmatured Event of Default has occurred and is continuing, the total expenses incurred by or on behalf of Borrower related to a Collateral Audit and delivering any verifications of coverage related to the Pledged Policies shall be limited to no more than $2,000 (as adjusted annually for inflation or such higher amount if such higher amount is the Insurance Consultant’s reasonably determined prevailing market

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cost in the industry for such Collateral Audits of the type in question as adjusted for changes in audit standards) for each Pledged Policy during any twelve (12) month period. Upon written instructions from the Administrative Agent, the Borrower shall, and shall cause the Servicer (and the Administrative Agent may cause the Custodian) to release any document related to any Collateral to the Administrative Agent. The Administrative Agent may conduct a Collateral Audit no more than once per calendar year at the Borrower’s expense and no more frequently than once every two (2) calendar months at the Lenders’ expense. The Administrative Agent may conduct Collateral Audits as it wishes at the Lenders’ expense; provided, however, if an Event of Default or Unmatured Event of Default has occurred and is continuing, the Administrative Agent, at the Borrower’s expense, shall have the right to conduct a Collateral Audit at any time and as often the Administrative Agent determines is necessary or desirable.

(j) Additional Assistance. The Borrower shall provide such cooperation, information and assistance, and prepare and supply the Administrative Agent with such data regarding the performance by the Issuing Insurance Companies of their obligations under the Pledged Policies and the performance by the Borrower of its obligations under the Transaction Documents, as may be reasonably requested by the Administrative Agent from time to time.

(k) Accounts. The Borrower shall not maintain any bank accounts other than the Accounts and the Borrower Account. The Borrower shall not close any of the Accounts or the Borrower Account unless the Required Lenders shall have consented thereto in their sole discretion.

(l) Keeping of Records and Books of Account. The Borrower shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate the documents relating to the Collateral in the event of the destruction thereof), and keep and maintain all records and other information, reasonably necessary or reasonably advisable for the collection of proceeds of the Pledged Policies.

(m) Deposit of the Collections. The Borrower shall deposit or cause to be deposited all Collections into the Collection Account in accordance with Section 5.1.

(n) Investment Company Act. The Borrower, the Assignor and Parent Pledgor shall not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o) [Reserved]

(p) Borrower Residence. Each of the Parent Pledgor and the Assignor shall at all times maintain its registered office and head office in Florida. The Borrower shall at all times maintain its principal place of business in Florida.

(q) Payment of Taxes. The Borrower shall pay and discharge, as they become due, all Taxes lawfully imposed upon it or incurred by it or its properties and assets, including, without limitation, lawful claims for labor, materials and supplies which, if unpaid might become a Lien or a charge upon any of the assets of the Borrower, including, without limitation, the

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Collateral, provided, however, that the Borrower shall have the right to contest any such taxes, assessments, debts, claims and other charges in good faith so long as adequate reserves are maintained in accordance with GAAP.

(r) Errors and Omissions. The Borrower shall maintain or be named as an additional insured under one or more errors and omissions policies maintained by an Affiliate, each with insurance companies rated A-, VII or higher by A.M. Best on all officers, employees or other Persons where the Borrower has the right to direct and control such individuals in any capacity with regard to the Pledged Policies to handle documents and papers related thereto. Each such policy shall insure against losses resulting from the errors, omissions and negligent acts of such officers, employees and other persons and shall be maintained in an aggregate amount of at least $10,000,000 or such lower amount as the Administrative Agent may designate in writing to the Borrower from time to time, and in a form reasonably acceptable to the Administrative Agent. No provision of this Section 9.1(r) requiring such errors and omissions policy(ies) shall diminish or relieve the Borrower from its duties and obligations as set forth in this Loan Agreement. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrower shall cause to be delivered to the Administrative Agent a certification evidencing the Borrower’s coverage under such errors and omissions policy(ies). Any such insurance policy shall contain a provision or endorsement providing that such policy may not be canceled or modified in a materially adverse manner without ten (10) days’ prior written notice to the Administrative Agent.

(s) Pledged Policies. The Borrower shall maintain the Pledged Policies in full force and effect and not in a state of grace; provided that failure to do solely as a result of (i) any uncured Lender Default, (ii) the failure by the Administrative Agent to apply amounts on deposit in the Escrow Account in accordance with Section 5.2(d) to fund the same, which amounts are sufficient to pay Premiums on the Pledged Policies or (iii) the abandonment of a Pledged Policy in accordance with Section 2.7(b), will not comprise a breach of this covenant; provided further that with respect to any Pledged Policy set forth on the Initial Advance Lexington Schedule, such Pledged Policy may be in a state of grace on the Closing Date but the Borrower shall cause such Pledged Policy to no longer be in state of grace by June 30, 2013.

(t) Further Assurances. The Borrower shall procure and deliver to the Administrative Agent and/or execute any security agreement, financing statement or other writing necessary to evidence, preserve, protect or enforce the Lenders’ rights and interests to or in the Collateral or in any other collateral agreed to by the parties that is requested in writing by the Administrative Agent or any Lender.

(u) Litigation. The Borrower shall promptly notify the Administrative Agent of:

(i) any litigation, administrative proceedings, audits, actions, proceedings, claims or investigations pending or threatened in writing, conducted or to be conducted by any Person or Governmental Authority, actions, proceedings, claims or investigations pending or threatened in writing against the Borrower or the entry of any judgment against the Borrower, which in each case could reasonably be expected to involve or create a liability of the Borrower which exceeds $50,000 per incident or $200,000 in the aggregate, whether or not insured against;

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(ii) the entry of any judgment against the Borrower or the creation of any Lien against any of the Collateral or the Pledged Interests; and

(iii) any actual or alleged violation by the Borrower of any Applicable Law which could reasonably be expected to have an adverse effect on any of the Pledged Policies, the business, assets, financial condition or operations of the Borrower or any of the rights or interests of the Administrative Agent or any of the Lenders hereunder or under any other Transaction Document.

(v) Insured Consent. The Borrower shall use commercially reasonable efforts to cause each Insured with respect to a Pledged Policy to consent to the release and delivery of its current and historical medical information and death certificate.

(w) In-Force Policy Illustrations. The Borrower shall cause the applicable Issuing Insurance Companies to deliver to the Administrative Agent an in-force Policy Illustration in respect of each Pledged Policy no later than March 31 of each calendar year.

(x) Cooperation. The Borrower shall assist the Administrative Agent with, and take all actions reasonably requested by the Administrative Agent in connection with, the engagement of servicers, medical underwriters and tracking agents and the enabling of such parties to perform the services for which they have been retained by the Administrative Agent relating to the Pledged Policies.

(y) Collateral Assignment. Prior to each Advance Date, the Borrower shall cause the Securities Intermediary or the Insurance Consultant to submit each collateral assignment in respect of each Policy pledged on such Advance Date (unless, with respect to the Closing Date, such Policy is set forth on the Initial Advance Lexington Schedule or on Schedule 7.1(a)(i)) to the applicable Issuing Insurance Company, naming the Administrative Agent, on behalf of the Lenders, as the collateral assignee. With respect to each Policy set forth on the Initial Advance Lexington Schedule, within three (3) Business Days of the Closing Date the Borrower shall cause the Securities Intermediary or the Insurance Consultant to submit each collateral assignment in respect of each such Policy to the applicable Issuing Insurance Company, naming the Administrative Agent, on behalf of the Lenders, as the collateral assignee and within seven (7) Business Days of the Closing Date, the Administrative Agent shall have received verbal confirmation from each of the related Issuing Insurance Companies that all such collateral assignments have been received by such Issuing Insurance Companies.

(z) Other Information. The Borrower shall use commercially reasonable efforts to obtain any other information reasonably requested by the Administrative Agent with respect to the Pledged Policies and the Insureds.

(aa) Transaction Documents. The Borrower shall duly and timely perform all of its covenants and obligations under all Transaction Documents, except with the prior written consent of the Administrative Agent.

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(bb) Mandatory Liquidation. After the earlier of the date on which (i) the number of Pledged Policies is less than or equal to one hundred (100) or (ii) the aggregate Net Death Benefit of the Pledged Policies is less than or equal to fifteen percent (15%) of the aggregate Net Death Benefit of the Pledged Policies on the Closing Date, the Borrower shall, within 180 days of the Borrower’s receipt of written direction from the Required Lenders, sell all of the Pledged Policies in accordance with Section 2.7(a).

(cc) Payment of Premiums. On and after the Partial Repayment Date, subject to Section 2.7(b), the Borrower shall pay or cause to be paid all Premiums due on the Pledged Policies and keep all the Pledged Policies in full force and effect and not in a state of grace.

(dd) Parent Pledgor Contribution Agreement and Assignor Contribution Agreement. The Borrower shall enforce the Parent Pledgor’s obligations under the Parent Pledgor Contribution Agreement, including, without limitation, the obligation of the Parent Pledgor to reacquire Pledged Policies in accordance with the terms thereof. The Borrower shall cause the Parent Pledgor to enforce its obligations under the Assignor Contribution Agreement, including, without limitation, the obligation of the Assignor to reacquire Pledged Policies in accordance with the terms thereof.

(ee) Servicing Agreement. The Borrower shall timely enforce its rights and obligations under the Servicing Agreement, including, without limitation, upon the Administrative Agent’s instruction after the occurrence of a Servicer Termination Event, terminating the Servicer in accordance with the terms thereof. The Borrower shall not engage the Servicer to perform any additional services under the Servicing Agreement without obtaining the Administrative Agent’s prior written consent, which consent may be given or withheld in the Required Lenders’ reasonable discretion.

(ff) Ownership of Borrower. The Borrower shall ensure that at all times, all of its beneficial owners of its outstanding equity interests are U.S. Persons.

(gg) Custodial Packages. Within fifteen (15) days of the Closing Date, the Borrower shall deliver or cause to be delivered all Custodial Packages (including all originals thereof) related to the Subject Policies for the Initial Advance to the Custodian. Within fifteen (15) days of the Closing Date, the Borrower shall cause the Custodian to deliver to the Administrative Agent a written confirmation identifying all such Subject Policies for which the Custodian has accepted delivery of the related purported Custodial Packages pursuant to the terms of the Account Control Agreement. Within sixty (60) days of the Custodian’s receipt of such Custodial Packages, the Borrower shall cause the Custodian to verify to the Administrative Agent in writing its receipt of all documents required to be contained in each of the Custodial Packages related to the Subject Policies for the Initial Advance by delivering the required certification pursuant to the terms of the Account Control Agreement. On or prior to each Advance Date, the Borrower shall cause the Servicer to upload the related Collateral Packages (and with respect to the Initial Advance, the Schedules relating thereto) to the FTP Site. With respect to each Pledged Policy set forth on Schedule 7.1(f), the Borrower shall use commercially reasonable efforts to deliver or cause the delivery of such Pledged Policies to the Custodian.

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(hh) Delivery of Change Forms. Within two (2) Business Days of the Closing Date, the Borrower shall deliver or caused to be delivered to the Securities Intermediary completed but unsigned Change Forms for the Subject Policies related to the Initial Advance, to be executed by the Securities Intermediary in blank. Within seven (7) Business Days of the Closing Date, the Borrower shall cause the Securities Intermediary to confirm to the Administrative Agent in writing in the form of Exhibit L-3 to the Account Control Agreement that it is holding Change Forms with respect to the Subject Policies related to the Initial Advance executed by the Securities Intermediary in blank and the Administrative Agent shall have received copies of such Change Forms.

Section 9.2 Negative Covenants. From the date hereof until the first day following the date on which all of the Obligations (including, without limitation, the Aggregate Participation Interest) are performed and paid in full and this Loan Agreement is terminated, the Borrower hereby covenants and agrees that it shall not:

(a) Assignment of Pledged Policies, Etc. Except as provided herein and in the other Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Adverse Claim upon or with respect to, any of the Pledged Policies or any other Collateral, including, without limitation, any Adverse Claim arising out of a Policy Loan.

(b) Amendments to Transaction Documents, etc. Amend, otherwise modify or waive any term or condition of: (i) this Loan Agreement, except with the prior written consent of all of the Lenders or (ii) any other Transaction Document, the Borrower Organizational Documents, any Pledged Policy or any other material contract, except in each case with the prior written consent of the Required Lenders.

(c) Deposit of Non-Collections. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account any cash or other assets other than Collections and other amounts allowed or required to be credited to the Collection Account in accordance with Section 5.2.

(d) Indebtedness. Contract, create, incur or assume any indebtedness other than indebtedness incurred pursuant to this Loan Agreement and the other Transaction Documents.

(e) Change of Accounts. Change or cause to be changed any of the Accounts or the Policy Account or amend the Account Control Agreement without prior written consent of the Required Lenders.

(f) Mergers, Acquisitions, Sales, Subsidiaries, etc.

(i) Be acquired directly or indirectly, or be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except for Permitted Investments or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Loan Agreement or the other Transaction Documents;

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(ii) make, incur or suffer to exist an Investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of, or payment for, property from, any other Person, except for Permitted Investments, pursuant to the Transaction Documents;

(iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person other than pursuant to the Transaction Documents; or

(iv) enter into any transaction with any Affiliate of the Borrower, Imperial, the Servicer or the Portfolio Manager or any Affiliate of any of them except for the transactions contemplated or permitted by the Transaction Documents and other transactions upon fair and reasonable terms materially no less favorable to the Borrower or than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of the Borrower, Imperial, the Servicer or the Portfolio Manager.

(g) Change in Business Policy. Make any change in the character of its business.

(h) Chief Executive Office. Move its chief executive office or jurisdiction of formation or permit the documents and books in its possession or under its control evidencing the Collateral to be moved, unless (i) the Borrower shall have given to the Administrative Agent not less than thirty (30) days’ prior written notice thereof, clearly describing the new location, and (ii) the Borrower shall have taken such action, satisfactory to the Administrative Agent, to maintain the title or ownership of the Borrower and any security interest of the Administrative Agent, in the Collateral at all times fully perfected and in full force and effect. The Borrower shall not in any event become or seek to become organized under the laws of more than one jurisdiction.

(i) Business Restrictions. Engage in any business or transactions, or be a party to any documents, agreements or instruments, other than the Transaction Documents or those incidental to the purposes thereof, or make any expenditure for the purchase of any assets if such expenditure is made by the Borrower through a withdrawal of funds from an Account.

(j) Sale of Assets. Sell, transfer or convey any assets, except as expressly permitted by the Transaction Documents.

(k) Independent Manager. Remove, replace or seek to replace its Independent Manager absent due cause, death or incapacity without the express prior written consent of the Administrative Agent and the Required Lenders, provided, however, that no such consent shall be required for the replacement of an Independent Manager in the event that such Independent Manager ceases to meet the qualifications set forth in Section 9.1(f)(ii), and such Independent Manager is replaced by another Person who possesses such qualifications.

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(l) Further Policy Acquisitions. Acquire at any time any additional Policies that are not Pledged Policies without the prior written consent of the Administrative Agent.

(m) Use of Proceeds. Without the prior written consent of the Administrative Agent, use any proceeds arising from a sale under Section 2.7 other than pursuant to this Loan Agreement.

(n) Accounting Changes. Change any accounting practices, policies or treatment without the prior written consent of the Administrative Agent, except to the extent required by Applicable Law, changes in GAAP or requirements of its independent accountants.

(o) Foreign Assets Control Regulations, Etc. (i) Become or permit any of its subsidiaries to become a Blocked Person, (ii) have or permit any of its subsidiaries to have any investments in or engage in any dealings or transactions with any Blocked Person or (iii) violate or permit any of its subsidiaries to violate any Anti-Money Laundering Law.

ARTICLE X

EVENTS OF DEFAULT; REMEDIES

Section 10.1 Events of Default. Each of the following shall constitute an “Event of Default” under this Loan Agreement upon the (i) expiration of the time period set forth below or (ii) expiration of a Cure Notice delivered to the Borrower by the Required Lenders in their sole discretion or (iii) earlier revocation of such Cure Notice by the Required Lenders in their sole discretion:

(a) Non-Payment. (A) The Borrower shall fail to make when due, any payment to any Lender or the Administrative Agent under this Loan Agreement or any other Transaction Document and such failure continues for one (1) Business Day, or (B) so long as such failure is not solely due to an uncured Lender Default, the Borrower shall fail to make when due, any payment to any other Person under this Loan Agreement or any other Transaction Document, including, without limitation, the failure to pay any Premium, and such failure continues for thirty (30) days or (C) any Advance is not paid in full on the Maturity Date. For the avoidance of doubt, the Lenders making one or more Protective Advances to pay any Premiums due during such thirty (30) day period shall not constitute a cure of the related Event of Default.

(b) Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Borrower, the Assignor, the Parent Pledgor, the Portfolio Manager, the Servicer or Imperial under or in connection with any Transaction Document to which it is a party or any information or report delivered by or on behalf of any such Person to the Administrative Agent or any Lender hereunder or under any other Transaction Document shall prove to have been incorrect or untrue in any material respect when made or delivered (or when such representation, warranty, information or report is deemed to have been made or delivered) and, if curable, such breach is not cured within thirty (30) days.

(c) Non-Compliance with Other Provisions. (i) The Borrower shall fail to perform or observe any covenant or agreement set forth in Section 9.1(y), Section 9.1(dd),

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Section 9.1(ee), Section 9.1(ff), Section 9.1(gg), Section 9.2 (other than Section 9.2(c)) or (ii) the Borrower or, the Assignor, the Parent Pledgor, Imperial, the Portfolio Manager or the Servicer shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document to which it is party on its part to be performed or observed and any such failure described in this clause (ii) shall remain unremedied for thirty (30) days (or, with respect to a failure to deliver the Calculation Date Report or a failure to comply with any of Section 2.7, Section 9.1(e), Section 9.1(h), Section 9.1(i), Section 9.1(m), Section 9.1(hh), Section 9.2(c), such failure shall remain unremedied for five (5) Business Days) from the earlier of (i) the date the Borrower receives notice of such failure and (ii) the date the Borrower has actual knowledge thereof.

(d) Non-Compliance by Other Parties. Any party to any Transaction Document other than the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer, the Portfolio Manager, the Lenders or the Administrative Agent shall fail to perform or observe any term, covenant or agreement contained in this Loan Agreement or in any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for thirty (30) days (or, with respect to a failure by the Securities Intermediary to make any deposit or withdrawal from any of the Accounts to be made by it under the Transaction Documents, such failure shall remain unremedied for one (1) Business Day) from the earlier of the (i) the date such Person receives notice of such failure and (ii) the date such Person has actual knowledge thereof.

(e) Validity of Transaction Documents. (i) This Loan Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be the legally valid, binding and enforceable obligation of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer or the Portfolio Manager or cease to be in full force and effect, (ii) the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer or the Portfolio Manager shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability of such document, (iii) any other party (other than any of the Lenders, the Administrative Agent or any other Affected Party) shall directly or indirectly contest in good faith such effectiveness, validity, binding nature or enforceability of such document, (iv) this Loan Agreement together with the Account Control Agreement shall cease to create a valid Lien in favor of the Administrative Agent in the Collateral, or the Lien of the Administrative Agent in the Collateral shall cease to be a valid and enforceable first priority perfected Lien, free and clear of any Adverse Claim or (v) the Borrower Interest Pledge Agreement shall cease to create a valid Lien in favor of the Administrative Agent in Pledged Interests, or the Lien of the Administrative Agent in the Pledged Interests shall cease to be a valid and enforceable first priority perfected Lien, free and clear of any Adverse Claim.

(f) Bankruptcy. An Event of Bankruptcy shall have occurred with respect to the Borrower, the Assignor, the Parent Pledgor or Imperial.

(g) Change in Control. A Change in Control shall have occurred with respect to the Borrower, the Parent Pledgor or the Assignor.

(h) Certain Events with Respect to Imperial. Imperial ceases to be a Publicly Traded Company or a Blocked Person shall become the owner, directly or indirectly, beneficially or of record, of equity representing five percent (5.00%) or more of the aggregate ordinary voting power represented by the issued and outstanding equity of Imperial.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) Tax Liens; ERISA Liens. The Internal Revenue Service shall file notice of a Lien pursuant to the Code with regard to any assets of the Borrower, the Assignor, the Parent Pledgor or Imperial or the PBGC shall, or shall indicate its intention to, file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower, the Assignor or the Parent Pledgor in excess of $100,000 or with regard to Imperial in excess of $3,000,000; provided, however, that in each case the filing of such a notice of Lien shall not be an Event of Default for so long as such filing is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. Notwithstanding anything provided in the preceding sentence, no Adverse Claim shall be permitted with respect to any Collateral or Pledged Interests.

(j) Defaults. A default by the Borrower (after giving effect to the applicable grace period) shall have occurred and be continuing under any instrument, agreement or legal commitment evidencing, securing or providing for the issuance of indebtedness for borrowed money or off balance sheet financing for which the Borrower (either individually or collectively) is liable to pay an amount in excess of $50,000, following which the provider of such borrowed money or off balance sheet financing has the right to accelerate the maturity thereof.

(k) Monetary Judgment. One or more judgments for the payment of money shall be rendered against the Borrower in an aggregate amount in excess of $[*] or against Imperial in an aggregate amount in excess of $[*], and, in each case, shall remain unpaid or undischarged, or a stay of execution thereof shall not be obtained, within thirty (30) days from the date of entry thereof.

(l) Material Adverse Effect. An event has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(m) Servicer Termination Events. A Servicer Termination Event shall have occurred and be continuing, but only if the Servicer has not been replaced by a Successor Servicer or if such Servicer Termination Event causes a Material Adverse Effect.

(n) Investment Company Act. The Borrower, the Assignor or Parent Pledgor shall become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(o) Organizational Document Amendments. The Borrower shall make any material amendment to any of its Borrower Organizational Documents without the prior written consent of the Required Lenders.

(p) Subject Policy Grace Period. Subject to Section 5.4 hereof, either (i) more than one Pledged Policy in any calendar year (the “Annual Policy Limit”), (ii) Pledged Policies the aggregate Net Death Benefit of which equals or exceeds $[*] in any calendar year (the “Annual NDB Limit”), (iii) more than [*] Pledged Policies (including Pledged Policies treated as Lapsed/Grace Policies pursuant to Section 5.4 hereof) since the date of this Loan Agreement (the

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Aggregate Policy Limit”) or (iv) Pledged Policies (including Pledged Policies treated as Lapsed/Grace Policies pursuant to Section 5.4 hereof) the aggregate Net Death Benefit of which equals or exceeds $[*] since the date of this Loan Agreement (the “Aggregate NDB Limit”), in the case of any of (i), (ii), (iii) or (iv), lapse or enter a “grace period” not solely due to an uncured Lender Default, and are not restored to good standing within [*] Business Days after the Securities Intermediary receives written notice from the related Issuing Insurance Company that such Pledged Policy has entered a “grace period” (any such Pledged Policy, a “Lapsed/Grace Policy”); provided, however, that any Pledged Policy may be permitted to lapse with the prior written consent of the Required Lenders, in their sole discretion, and no such Pledged Policy permitted to lapse (nor the Net Death Benefits thereof) will be counted for purposes of this clause (p); provided further that with respect to any Pledged Policy set forth on the Initial Advance Lexington Schedule, such Pledged Policy shall not constitute a Lapsed/Graced Policy solely because such Pledged Policy is in a state of grace on the Closing Date so long as the Borrower causes such Pledged Policy to no longer be in state of grace by June 30, 2013.

(q) Ongoing Maintenance Costs. The failure by the Borrower to pay any Ongoing Maintenance Costs (other than Premiums) to the applicable Person when due that the Borrower is responsible to pay, so long as such failure is not solely due to an uncured Lender Default, and such failure shall remain unremedied for thirty (30) days from the earlier of (i) the date the Borrower receives notice of such failure and (ii) the date the Borrower has actual knowledge thereof.

Section 10.2 Remedies.

(a) Optional Termination. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in Section 10.1(f)) that is not waived in writing by the Required Lenders and not cured within any applicable cure period, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, declare the Advances and other Obligations to be due and payable and the Lenders’ Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of all the Advances and other Obligations shall be and become immediately due and payable (and the Maturity Date shall be deemed to have occurred), without further notice, demand or presentment, and the Lenders’ Commitment shall terminate.

(b) Automatic Termination. Upon the occurrence of an Event of Default described in Section 10.1(f), (i) the Commitment Termination Date shall be deemed to have occurred automatically, and (ii) all outstanding Advances and other Obligations shall become immediately and automatically due and payable (and the Maturity Date shall be deemed to have occurred for all of the Advances), all without presentment, demand, protest, or notice of any kind.

(c) Sale of the Collateral.

(i) In addition to all rights and remedies under this Loan Agreement or otherwise, the Lenders and the Administrative Agent shall have all other rights and remedies provided under the relevant UCC and under other Applicable Laws, which rights shall be cumulative. Without limiting the generality of the foregoing, on and after

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the occurrence of an Event of Default that is not waived in writing by the Required Lenders, the Administrative Agent (on behalf of the Secured Parties and at the direction of the Required Lenders) may without being required to give any notice (except as herein provided or as may be required by mandatory provisions of law), sell the Collateral or any part thereof in any commercially reasonable manner at public or private sale, for cash, upon credit or for future delivery, as directed by the Required Lenders and at such price or prices as the Required Lenders may deem satisfactory. Any Lender or the Administrative Agent may participate as a bidder in any such sale and the Administrative Agent and/or the Lenders may credit bid in such sale. The Borrower will execute and deliver such documents and take such other action as the Administrative Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with Applicable Law. Upon any such sale, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.

(ii) If any such sale is consummated prior to the Partial Repayment Date, after deduction of payment for the outstanding principal balance of Advances plus accrued but unpaid interest thereon plus all other Obligations owing by the Borrower (excluding the Aggregate Participation Interest and including, for the avoidance of doubt, the Amortization Shortfall Amounts for all of the Shortfall Pledged Policies that remain unpaid), the Administrative Agent shall distribute the remaining proceeds of such sale as follows: (i) first, into the Borrower Account, an amount equal to the lesser of (A) the Initial Advance plus all Additional Policy Advances and (B) the Borrower’s Total Investment in the Pledged Policies, less, in each case, all amounts previously distributed pursuant to Clauses “Seventh,” “Ninth” and “Tenth” of Section 5.2(b), Clauses “Ninth,” “Thirteenth” and “Fourteenth” of Section 5.2(c) and Clauses “Eighth” and “Ninth” of Section 5.2(e), (ii) second, deposit an amount equal to the product of (X) the Participation Interest Percentage and (Y) the remaining amount of such proceeds, into the Participation Interest Account as payment by the Borrower for the Participation Interest for the Pledged Policies subject to such sale, (iii) third, deposit the aggregate unpaid Participation Interest Shortfall Amounts for all of the Shortfall Pledged Policies into the Participation Interest Account and (iv) fourth, deposit any remaining amount into the Borrower Account.

(iii) If any such sale is consummated on or after the Partial Repayment Date, after deduction of payment for the outstanding Obligations owing by the Borrower (excluding the Aggregate Participation Interest and including, for the avoidance of doubt, the Amortization Shortfall Amounts for all of the Shortfall Pledged Policies that remain unpaid), the Administrative Agent shall distribute the remaining proceeds of such sale as follows: (i) first, into the Borrower Account, an amount equal to the lesser of (A) the Initial Advance plus all Additional Policy Advances and (B) the Borrower’s Total Investment in the Pledged Policies, less, in each case, all amounts previously distributed pursuant to Clauses “Seventh,” “Ninth” and “Tenth” of Section 5.2(b), Clauses “Ninth,” “Thirteenth” and “Fourteenth” of Section 5.2(c) and Clauses “Eighth” and “Ninth” of Section 5.2(e), (ii) second, deposit an amount equal to the product of (X) the Participation Interest Percentage and (Y) the remaining amount of such proceeds, into the Participation

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Interest Account as payment by the Borrower for the Participation Interest for the Pledged Policies subject to such sale, (iii) third, deposit the aggregate unpaid Participation Interest Shortfall Amounts for all of the Shortfall Pledged Policies into the Participation Interest Account and (iv) fourth, deposit any remaining amount into the Borrower Account.

(iv) Any such sale under this Section 10.2(c), other than a sale consummated pursuant to a credit bid made by the Administrative Agent or a Lender, shall be for cash. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by Applicable Law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The Administrative Agent at the direction of the Required Lenders, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the security interests in the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

(d) In furtherance of the rights, powers and remedies of the Administrative Agent and the Required Lenders on and after the occurrence of an Event of Default that is not waived in writing by the Required Lenders, or cured within any applicable cure period, the Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney, which appointment is coupled with an interest, with full power of substitution, in the name of the Borrower, or otherwise, for the sole use and benefit of the Administrative Agent (for the further benefit of the Secured Parties), but at the Borrower’s expense, to the extent permitted by law and subject to the last sentence of the immediately preceding subsection, to exercise, at any time and from time to time during the continuance of an Event of Default, all or any of the following powers with respect to all or any of the Collateral:

(i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

(ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

(iii) to sell, transfer, assign, seize or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Administrative Agent was the absolute owner thereof, and

(iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Administrative Agent shall give the Borrower at least ten (10) days’ prior written notice of the time and place of any public sale or the time after which any private sale or other intended disposition of any of the Collateral is to be made. The Borrower agrees that such notice constitutes “reasonable notification” within the meaning of Section 9-611 (or other section of similar content) of the relevant UCC.

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(e) Notwithstanding anything to the contrary contained in this Loan Agreement, if at any time the rights, powers and privileges of the Required Lenders or the Administrative Agent following the occurrence of an Event of Default conflict (or are inconsistent) with the rights and obligations of the Servicer, the rights, powers and privileges of the Required Lenders or the Administrative Agent shall supersede the rights and obligations of the Servicer to the extent of such conflict (or inconsistency), with the express intent of maximizing the rights, powers and privileges of the Required Lenders or the Administrative Agent following the occurrence of an Event of Default.

(f) The parties hereto acknowledge that this Loan Agreement is, and is intended to be, a contract to extend financial accommodations to the Borrower within the meaning of Section 365(e)(2)(B) of the Federal Bankruptcy Code (11 U.S.C. § 365(e)(2)(B)) (or any amended or successor provision thereof or any amended or successor code).

(g) For the avoidance of doubt, the rights and remedies granted to the Lenders or the Administrative Agent under this Loan Agreement, any other Transaction Document, the relevant UCC or any other Applicable Law are cumulative and not exclusive, and the exercise of any such rights and remedies will not be waived or deemed waived by any such Person merely by the receipt of or acceptance by such Person of amounts on deposit in the Collection Account that are distributed pursuant to Section 5.2(c) of this Loan Agreement.

Section 10.3 Lender Default. If a Lender Default has occurred and is continuing, the Borrower shall have the right to prepay the outstanding principal amount of the Advances plus accrued and unpaid interest thereon at par (provided that such prepayment shall not reduce the amount of the Participation Interest with respect to any Pledged Policy) or sell its assets (subject to the sale provisions of Section 2.7(a)); provided that the Borrower shall not have the right to incur any other debt unless the Administrative Agent, at the direction of the Required Lenders, approves such debt in their sole and absolute discretion. Notwithstanding the foregoing, upon the occurrence and continuance of a Lender Default, all other rights and remedies of the Administrative Agent and the Lenders under this Loan Agreement and the other Transaction Documents shall remain in full force and effect. A Lender Default shall cease to exist upon the earlier of the date such Lender Default is cured by a Lender or the Ongoing Maintenance Costs Reimbursable Amount relating to such Lender Default is paid pursuant to Sections 5.2(b) and/or (c) hereof.

ARTICLE XI

INDEMNIFICATION

Section 11.1 General Indemnity of the Borrower. Without limiting any other rights which any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify each Lender and the Administrative Agent, (on their own behalf and on behalf of each of the Lenders’ and the Administrative Agent’s Affiliates and each of such entities’ respective successors, transferees, participants and permitted assigns and all officers, directors, shareholders, controlling persons, and employees of any of the foregoing) (each of the

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foregoing Persons being individually called an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related and reasonable costs and expenses actually incurred, including reasonable attorneys’ fees and disbursements actually incurred (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby, the acceptance and administration of this Loan Agreement by such Person, any commingling of funds related to the transactions contemplated hereby (whether or not permitted hereunder), or the use of proceeds therefrom by the Borrower, including (without limitation) in respect of the funding of any Advance or in respect of any Policy; excluding, however, (i) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence, fraud or willful misconduct on the part of any Indemnified Party (BUT EXPRESSLY EXCLUDING FROM THIS CLAUSE (i), AND EXPRESSLY INCLUDING IN THE INDEMNITY SET FORTH IN THIS SECTION 11.1, INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, IT BEING THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN THIS SECTION 11.1, INDEMNIFIED PARTIES SHALL BE INDEMNIFIED FOR THEIR OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE NOT CONSTITUTING GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT), and (ii) any Indemnified Tax upon or measured by net income (except those described in Section 6.1(a)) on any Indemnified Party; including (without limitation), however, Indemnified Amounts resulting from or relating to:

(i) any representation or warranty made by or on behalf of the Borrower, the Assignor, the Parent Pledgor, the Portfolio Manager or Imperial in any Transaction Document to which it is a party, which was incorrect in any respect when made;

(ii) failure by the Borrower, the Assignor, the Parent Pledgor, the Portfolio Manager, or Imperial to comply with any covenant made by it, or perform any obligation to be performed by it, in any Transaction Document to which it is a party;

(iii) except as expressly set forth in this Loan Agreement, the failure by the Borrower, the Assignor, the Parent Pledgor, the Portfolio Manager or Imperial to create and maintain in favor of the Administrative Agent, for the benefit of the Secured Parties a valid perfected first priority security interest in the Collateral, free and clear of any Adverse Claim;

(iv) the failure by the Borrower to pay when due any Taxes (including sales, excise or personal property taxes) payable in connection with the purchase and sale of the Collateral;

(v) the commingling of the Collections with other funds of the Borrower;

(vi) any legal action, judgment or garnishment affecting, or with respect to, distributions on any Pledged Policy or the Transaction Documents; and

(vii) any failure to comply with any Applicable Law with respect to any Pledged Policy or any other part of the Collateral.

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If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment of the amounts indemnified against in this Section 11.1 that is permissible under Applicable Law.

Section 11.2 General Indemnity of the Portfolio Manager. Without limiting any other rights which any such Person may have hereunder or under Applicable Law, the Portfolio Manager hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all damages, losses, claims, liabilities and related and reasonable costs and expenses actually incurred, including reasonable attorneys’ fees and disbursements actually incurred (all of the foregoing being collectively called “Portfolio Manager Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to (i) any representation or warranty made by or on behalf of the Portfolio Manager in any Transaction Document to which it is a party, which was incorrect in any respect when made and (ii) failure by the Portfolio Manager to comply with any covenant made by it, or perform any obligation to be performed by it, in any Transaction Document to which it is a party; excluding, however, (A) Portfolio Manager Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence, fraud or willful misconduct on the part of any Indemnified Party (BUT EXPRESSLY EXCLUDING FROM THIS CLAUSE (A), AND EXPRESSLY INCLUDING IN THE INDEMNITY SET FORTH IN THIS SECTION 11.2, PORTFOLIO MANAGER INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNIFIED PARTY, IT BEING THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN THIS SECTION 11.2, INDEMNIFIED PARTIES SHALL BE INDEMNIFIED FOR THEIR OWN ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE NOT CONSTITUTING GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT). If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Portfolio Manager hereby agrees to make the maximum contribution to the payment of the amounts indemnified against in this Section 11.2 that is permissible under Applicable Law.

ARTICLE XII

ADMINISTRATIVE AGENT

Section 12.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Loan Agreement and the other Transaction Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Loan Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

Loan and Security Agreement

Section 12.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Loan Agreement and the other Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Transaction Document (except for its or such Person’s own gross negligence, fraud or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer, the Portfolio Manager, the Securities Intermediary or the Custodian or any officer thereof contained in any Transaction Document to which it is a party or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Loan Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Transaction Document or for any failure of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer, the Portfolio Manager, the Securities Intermediary or the Custodian to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Transaction Document, or to inspect the properties, books or records of the Borrower, the Assignor, the Parent Pledgor, Imperial, the Servicer, the Portfolio Manager, the Custodian or the Securities Intermediary. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to the Loan Agreement or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of any Lender.

Section 12.4 Reliance by the Administrative Agent The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex, e-mail or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or the Servicer), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat each Lender as the owner of its pro rata share of the Advances for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Subject to the Transaction Documents, the Administrative Agent shall in all cases be

Loan and Security Agreement

fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Transaction Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of an interest in any of the Lender Notes.

Section 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender referring to this Loan Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action, subject to the Transaction Documents with respect to such Unmatured Event of Default or Event of Default as shall be directed by the Required Lenders.

Section 12.6 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or the Servicer, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Servicer and made its own decision to make its Advances hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Servicer. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Servicer which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their outstanding Advances, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of all of the Lender Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Transaction Documents

Loan and Security Agreement

or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent’s gross negligence, fraud or willful misconduct. The agreements in this Section 12.7 shall survive the payment of all of the Lender Notes and all other amounts payable hereunder and the termination of this Loan Agreement.

Section 12.8 The Administrative Agent in Its Individual Capacity The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, the Servicer, Imperial, the Portfolio Manager or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder and under the other Transaction Documents. With respect to Advances made or renewed by it, the Administrative Agent shall have the same rights and powers under this Loan Agreement and the other Transaction Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.

Section 12.9 Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon twenty (20) days’ notice to the Lenders effective upon the appointment of a successor agent. If the Administrative Agent shall resign as the Administrative Agent under this Loan Agreement and the other Transaction Documents, then the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall be an Affiliate of the Administrative Agent or a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and, if such successor agent is not an Affiliate of the Administrative Agent, together with its Affiliates, having a combined capital, surplus and undivided profits of at least $100,000,000, which, if such successor agent is not an Affiliate of the Administrative Agent, shall be reasonably acceptable to the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Loan Agreement or any holders of an interest in any of the Lender Notes. After any retiring Administrative Agent’s resignation as the Administrative Agent, all of the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Loan Agreement and the other Transaction Documents.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Amendments, Etc. No amendment or waiver of, or consent to the Borrower’s departure from, any provision of this Loan Agreement shall be effective unless it is in writing and signed by the Administrative Agent, with the written consent of the Required Lenders (or, in the case of any amendment, waiver or consent that would result in a decrease in

Loan and Security Agreement

the interest rate on any Advance, a reduction in the principal amount of any Advance, an extension of time to make any payment of principal or interest on any Advance, the extension of the Commitment Termination Date or a release of all or any substantial portion of the Collateral (other than as expressly contemplated hereunder), by each Affected Party), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment or waiver of, or consent to the departure of any other party from, any provision of this Loan Agreement shall be effective unless it is in writing and signed by the Borrower.

Section 13.2 Notices, Etc. All notices, directions, instructions, demands and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including electronic mail communication) and sent to each party entitled thereto, at its address set forth on Schedule 13.2, or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices, directions, instructions, demands and communications shall be effective: (a) if sent by overnight courier, on the Business Day after the day sent, (b) if by U.S. mail, three (3) Business Days after being deposited in the mail, (c) if delivered personally, when delivered, and (d) if sent by electronic mail, when the sender thereof shall have received electronic confirmation of the transmission thereof (provided that should such day not be a Business Day, on the next Business Day), except any such notice, direction, demands or other communications to the Administrative Agent shall only be effective upon actual receipt.

Section 13.3 No Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder or under any Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 13.4 Binding Effect; Assignability; Term. This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, each Lender, the Administrative Agent, the Portfolio Manager and the Servicer, and their respective successors and assigns, except that no party shall have the right to assign any of their respective rights, or to delegate any of their respective duties and obligations, hereunder without the prior written consent of the other parties except as set forth below. The Initial Lender may assign up to 49.9% of its Lender Notes, Commitment and Advances hereunder, and any other Lender may assign all or any portion of its Lender Notes, Commitment and Advances hereunder, in each case pursuant to an assignment and assumption agreement in substantially the form attached hereto as Exhibit C (each, an “Assignment and Assumption Agreement”), and in each case to (1) any Affiliate or (2) any financial institution or other Person with the approval of the Required Lenders and, so long as no Event of Default has occurred and is continuing, the Borrower; provided that (i) any such assignment shall be in an amount of not less than the lesser of (A) $2,000,000 and (B) one-hundred percent (100%) of such Lender’s outstanding Advances (provided, however, that in no event shall the Initial Lender fail to constitute at least fifty and one-tenths percent (50.1%) of the Lenders), (ii) the assigning Lender shall promptly give written notice of such assignment to the Administrative Agent and the Borrower and (iii) the assignee agrees in writing to be bound by the provisions of this Loan Agreement. Any attempted assignment or delegation in breach of this Section 13.4 shall be null and void. Notwithstanding the foregoing, (i) the Initial Lender or any

Loan and Security Agreement

Affiliate of the Initial Lender that becomes a Lender hereunder may, without the consent of the Borrower, assign all or any portion of its Lender Notes, Commitment and Advances hereunder to an Affiliate of the Initial Lender or such Affiliate or any Person that directly or indirectly owns any equity interest in the Initial Lender or such Affiliate and (ii) any Lender may, without the consent of the Borrower, (a) assign all of its Lenders Notes, Commitment and Advances hereunder to any Person if such Lender determines in its sole and absolute discretion that remaining a Lender hereunder would have an adverse regulatory impact on such Lender and (b) sell participation interests in its Advances and obligations hereunder to any Person or pledge any of its rights hereunder to any federal reserve bank, federal home loan bank or any federal depository institution. Any Lender which assigns all or any portion of its Lender Notes, Commitment and Advances hereunder pursuant to this Section 13.4 may retain or assign all or any portion of its interest in the Aggregate Participation Interest. For the avoidance of doubt, any Person which does not hold any Lender Note, has no Commitment hereunder and in respect of which no Advances are outstanding, but which has an interest in the Aggregate Participation Interest, shall not be included in determining the Required Lenders. This Loan Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Commitments have terminated and all the principal of and interest on the Advances and all other Obligations are paid in full, including, without limitation, the Aggregate Participation Interest; provided that rights and remedies of the Lenders and the Administrative Agent, as applicable, under Article XI and Section 3.1, Section 3.3 and Section 13.8 shall survive any termination of this Loan Agreement.

Section 13.5 GOVERNING LAW; JURY TRIAL.

(a) THIS LOAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS LOAN AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 13.6 Execution in Counterparts. This Loan Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Loan Agreement by facsimile or transmitted electronically in either Tagged Image File Format (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Loan Agreement by facsimile, TIFF or PDF shall also deliver a manually executed counterpart hereof, but failure to do so shall not affect the validity, enforceability, or binding effect of this Loan Agreement.

Loan and Security Agreement

Section 13.7 Submission to Jurisdiction. Each party hereto hereby submits to the exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the State of New York (or any appellate court from any thereof) in any action or proceeding arising out of or relating to this Loan Agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives any objection that it may have to the laying of venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum.

Section 13.8 Costs and Expenses. In addition to its obligations under Section 3.3 and Article XI, the Borrower agrees to pay on demand:

(a) all reasonable and actual costs and expenses incurred by the Administrative Agent and each Lender in connection with (i) the preparation, execution, delivery, administration and enforcement of, or any actual or claimed breach of or any amendments, waivers or consents under or with respect to, this Loan Agreement, the Lender Notes and the other Transaction Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation, the reasonable fees and expenses of counsel to any of such Persons actually incurred in connection therewith, (ii) the perfection of Administrative Agent’s security interest in the Collateral, (iii) the maintenance of the Accounts and the Borrower Account, and (iv) the audit of the books, records and procedures of the Servicer or the Borrower by the Administrative Agent’s auditors (which may be employees of the Administrative Agent), and

(b) all stamp and other Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Loan Agreement, the Lender Notes or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such Taxes and fees.

Section 13.9 Severability of Provisions. If any one or more provisions of this Loan Agreement shall for any reason be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Loan Agreement and shall in no way affect the validity or enforceability of other provisions of this Loan Agreement.

Section 13.10 ENTIRE AGREEMENT. THIS LOAN AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 13.11 Conflicts. With respect to the matters set forth herein, in the event of any conflict between the provisions of this Loan Agreement and the provisions of any collateral assignment related to a Pledged Policy, the provisions of this Loan Agreement shall govern and control.

Loan and Security Agreement

Section 13.12 Confidentiality. No party to this Loan Agreement that receives any Confidential Information (the “Receiving Party”) from any other party (the “Disclosing Party”) under this Loan Agreement or any other Transaction Document shall disclose any Confidential Information to any Person without the consent of the Disclosing Party, other than (a) to the Servicer, Portfolio Manager, Securities Intermediary, Custodian and the Receiving Party’s Affiliates and its and their respective officers, directors, employees, trustees, agents and advisors (collectively, its “Representatives”) and to actual or prospective assignees under Section 13.4, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, including any requirements to make disclosures thereof pursuant to applicable securities laws, (c) as requested or required by any state, Federal or foreign authority or examiner (including the National Association of Insurance Commissioners or any similar organization or quasi-regulatory authority) regulating the Receiving Party, the Servicer, Portfolio Manager, Securities Intermediary, Custodian and/or their respective Affiliates (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Disclosing Party received by it from the Receiving Party, (e) in connection with any litigation or proceeding to which the Receiving Party, the Servicer, Portfolio Manager, Securities Intermediary, Custodian and/or their respective Affiliates may be a party, (f) in connection with the exercise of any right or remedy under this Loan Agreement or any other Transaction Document, and any related or subsequent sale or other transaction involving any of the Collateral or other collateral or assets pledged pursuant to any Transaction Document to secure the repayment of the Advances or (g) if any such Confidential Information becomes publicly available so long as such availability is not caused by the Receiving Party or any of its Affiliates or any of their respective officers, directors, employees, trustee, agents and advisors. Notwithstanding the foregoing, it is expressly agreed that following the Closing Date, the Initial Lender may make or cause to be made a press release, public announcement or publicity statement (including placing a “tombstone” advertisement) relating to this Loan Agreement; provided that the parties hereto will consult with each other regarding the content and timing of any such press release, public announcement or publicity statement.

Section 13.13 Limitation on Liability. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS LOAN AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL NOT BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THEIR RESPECTIVE ACTIVITIES RELATED TO THIS LOAN AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, THE LENDER NOTES, THE ADVANCES OR OTHERWISE IN CONNECTION WITH THE FOREGOING. WITHOUT LIMITING THE FOREGOING, THE PARTIES AGREE THAT NEITHER THE ADMINISTRATIVE AGENT, THE LENDERS NOR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION RELATING TO ANY FAILURE BY ANY SUCH PARTY TO MAKE ANY ADVANCE UNDER, OR SUCH PARTY DECLINING TO MAKE ANY ADVANCE UNDER, THIS LOAN AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL LENDERS’ LIABILITY FOR FAILURE TO FUND ANY ADVANCE EXCEED THE AMOUNT OF SUCH ADVANCE AND $20,000,000 IN AGGREGATE FOR ALL ADVANCES.

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Section 13.14 Relationship of Parties. Notwithstanding the obligation of the Borrower to pay the Aggregate Participation Interest to the Lenders in accordance with the terms hereof and that Advances made from time to time hereunder may be used to pay Ongoing Maintenance Costs, the relationship of each Secured Party and the Borrower is solely one of lender and borrower and this Loan Agreement does not constitute a partnership, tenancy-in-common, joint tenancy or joint venture between any of the Secured Parties and the Borrower, nor does this Loan Agreement create an agency or fiduciary relationship between any of the Secured Parties and the Borrowers. The Borrower is not the representative or agent of any of the Secured Parties and no Secured Party is a representative or agent of the Borrower. The parties hereto intend that the relationship among them shall be solely that of creditor and debtor. No Secured Party shall in any way be responsible or liable for the debts, losses, obligations or duties of the Borrower. IN WITNESS WHEREOF, the parties have caused this Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

WHITE EAGLE ASSET PORTFOLIO, LLC, as Borrower

By:	/s/ Richard S. O’Connell, Jr.
Name:	Richard S. O’Connell, Jr.
Title:	President & Chief Financial Officer

IMPERIAL FINANCE & TRADING, LLC, as Servicer

By:	/s/ Richard S. O’Connell, Jr.
Name:	Richard S. O’Connell, Jr.
Title:	Chief Financial Officer

IMPERIAL FINANCE & TRADING, LLC, as Portfolio Manager

By:	/s/ Richard S. O’Connell, Jr.
Name:	Richard S. O’Connell, Jr.
Title:	Chief Financial Officer

Loan and Security Agreement

LNV CORPORATION, as Initial Lender

By:	/s/ Jacob Cherner
Name:	Jacob Cherner
Title:	Executive Vice President

CLMG CORP., as Administrative Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	Executive Vice President

Loan and Security Agreement

—    Schedule 2.1(a)

Lenders’ Commitments

Lender	Commitment

LNV Corporation	$300,000,000

—    Schedule 7.1(a)(i)

Collateral Assignment Exception Policy

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

No Collateral Assignment will be filed for the following Retained Death Benefit Policy:

5725	[*]	[	*]	[	*]	8/15/2008	[	*]	10,000,000.00	14.00%	86.00%

—    Schedule 7.1(f)

Policy Delivery Exception Policies

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7.1(f) Duplicate Policies Ordered Not Yet Been Received*

Last Name	First Name	Carrier	Policy #	Type
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet
[*]	[*]	[*]	[*]	Balance Sheet

*	As of April 29, 2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

—    Schedule 8.1(i)

Attempted Rescission Exercise Policies

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.1(i)

Deal Type	Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Issue Date	Insurance Company	Death Benefit
Life Settlement - Retained Death Benefit	5725	[*]	[*]	[*]	8/15/2008	Lincoln National Life Insurance Company	10,000,000.00
Life Settlement - Retained Death Benefit
Life Settlement - Retained Death Benefit	Two subsidiaries of Imperial Holdings, Inc., Imperial Premium Finance, LLC (“IPF”) and
Imperial Life Settlements, LLC (“ILS,” and together with IPF, the “Imperial Parties”), were named as a parties in the matter styled Hal Katersky (the “Insured”), Barry Lavine as the
Individual Trustee of the Amended and Restated Hal Katersky Irrevocable Life Insurance Trust
DTD 8/29/2008 (“Katersky Trust”), Hillary A. Katersky, Andrew Katersky, Robin Katersky,
Jeffery Katersky and Dylan Zelman (collectively with the Insured, Barry Lavine and the
Katersky Trust, the “Katersky Parties”) v. Imperial Premium Finance, LLC; Imperial Life
Settlements, LLC; Bank of Utah; and the Lincoln National Life Insurance Company
(“Lincoln”), filed on May 23, 2012, in the United States District Court for the Central District
of California. The Katersky Parties sought equitable remedies, attorneys; fees and monetary
	damages.
Life Settlement - Retained Death Benefit
Life Settlement - Retained Death Benefit
Life Settlement - Retained Death Benefit

Premium Finance - Ratained Death Benefit	On September 20, 2012, the Katersky Parties and the Imperial Parties reached a settlement to resolve all claims. The settlement provided that once the jointly submitted change of ownership and beneficiary forms were recorded by Lincoln, the parties would file a stipulation of dismissal with prejudice, which would dismiss the case against all defendants. The change forms that were submitted to - and recorded by - Lincoln pursuant to the settlement agreement designated an entity designated by the Imperial Parties as the owner and primary beneficiary of the Policy, and allowed the Katersky Parties to designate an irrevocable beneficiary entitled to $1.4 million of the $10 million net death benefit. Pursuant to a joint motion for dismissal filed by all parties,
	the case was dismissed with prejudice on November 15, 2012.

—    Schedule 8.1(q)

Material Adverse Changes

None

—    Schedule 8.1(s)

Account Information

Account Description	Bank	Account No.

Collection Account	Wilmington Trust, National Association

Payment Account	Wilmington Trust, National Association

Borrower Account	Wilmington Trust, National Association

Escrow Account	Wilmington Trust, National Association

Policy Account	Wilmington Trust, National Association

—    Schedule 8.1(u)

Unmatured Events of Default and Events of Default

None

—    Schedule 8.1(w)

Retained Death Benefit Policies

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 8.1(w) Retained Death Benefit Policies

Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Issue Date	Insurance Company	Death Benefit	Third Party Retained Percentage	Company’s percentage
40575	[*]	[*]	[*]	12/16/2008	[*]	1,800,000.00	7.00%	93.00%
42586	[*]	[*]	[*]	7/18/2009	[*]	3,500,000.00	3.50%	96.50%
44771	[*]	[*]	[*]	12/19/2005	[*]	3,000,000.00	24.00%	76.00%
45187	[*]	[*]	[*]	4/28/2009	[*]	5,000,000.00	44.00%	56.00%
45321	[*]	[*]	[*]	6/4/2008	[*]	4,000,000.00	38.00%	62.00%
47964	[*]	[*]	[*]	12/15/2008	[*]	3,000,000.00	29.00%	71.00%
5725	[*]	[*]	[*]	8/15/2008	[*]	10,000,000.00	14.00%	86.00%

—    Schedule 8.2(l)

Portfolio Manager Material Adverse Changes

None

—    Schedule 13.2

Notice Addresses

CLMG CORP.

7195 Dallas Parkway

Plano, TX 75024

Attention: James Erwin

Telephone:

Facsimile:

Email:

* * * * *

LNV Corporation

c/o CLMG Corp.

7195 Dallas Parkway

Plano, TX 75024

Attention: James Erwin

Telephone:

Facsimile:

Email:

* * * * *

WHITE EAGLE ASSET PORTFOLIO, LLC

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

IMPERIAL FINANCE & TRADING, LLC

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

MARKLEY ASSET PORTFOLIO, LLC

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

OLIPP IV, LLC

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

IMPERIAL FINANCE & TRADING, LLC

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

IMPERIAL HOLDINGS, INC.

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:

* * * * *

—    Eligibility Criteria Clause (a) Schedule

Eligibility Criteria Clause (a) Exceptions

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (a) Exceptions*

Policy Owner Last Name	Policy Owner First Name	Policy #	Issue Date	Insurance Company	Death Benefit	Current Policy Owner
[*]	[*]	[*]	6/11/2007	[*]	2,000,000.00	Imperial PFC Financing LLC
[*]	[*]	[*]	8/11/2008	[*]	2,500,000.00	Imperial PFC Financing LLC
[*]	[*]	[*]	5/7/2008	[*]	10,000,000.00	Imperial PFC Financing LLC
[*]	[*]	[*]	11/26/2009	[*]	2,000,000.00	Imperial PFC Financing II, LLC

*	As of April 25, 2013

—    Eligibility Criteria Clause (g) Schedule

Eligibility Criteria Clause (g) Exceptions

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (g) Exceptions
Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Insurance Company	Death Benefit	21st LE in Months	21st Certificate Date	21st- Mort Factor	AVS LE in Months	AVS- Mort Factor	AVS Date of Underwriting

105	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	2/28/2010	[*]	[*]	[*]	2/25/2010
108	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	9/30/2009	[*]	[*]	[*]
113	[*]	[*]	[*]	[*]	$1,000,000.00	[*]	3/1/2010	[*]	[*]	[*]	3/2/2010
152	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	6/17/2010	[*]	[*]	[*]	12/28/2011
238	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	6/24/2010	[*]	[*]	[*]	6/30/2010
437	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	5/11/2010	[*]	[*]	[*]	5/12/2010
935	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	4/15/2010	[*]	[*]	[*]	4/20/2010
1295	[*]	[*]	[*]	[*]	$5,900,000.00	[*]	6/11/2010	[*]	[*]	[*]	6/10/2010
1399	[*]	[*]	[*]	[*]	$6,500,000.00	[*]	6/26/2009	[*]	[*]	[*]	6/25/2009
2260	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	8/9/2010	[*]	[*]	[*]	2/25/2013
2420	[*]	[*]	[*]	[*]	$4,500,000.00	[*]	7/28/2008	[*]	[*]	[*]	1/21/2013
2428	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	2/15/2010	[*]	[*]	[*]	2/16/2010
2852	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	4/12/2010	[*]	[*]	[*]	3/8/2013
3543	[*]	[*]	[*]	[*]	$15,000,000.00	[*]	6/16/2010	[*]	[*]	[*]	6/17/2010
3738	[*]	[*]	[*]	[*]	$3,600,000.00	[*]	11/3/2010	[*]	[*]	[*]	11/5/2010
4056	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	7/12/2010	[*]	[*]	[*]	7/14/2010
4247	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	12/29/2010	[*]	[*]	[*]	1/30/2013
4396	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	5/21/2010	[*]	[*]	[*]	2/21/2013
4459	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	11/1/2010	[*]	[*]	[*]	11/3/2010
5093	[*]	[*]	[*]	[*]	$1,500,000.00	[*]	7/21/2010	[*]	[*]	[*]	7/26/2010
5131	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	5/3/2010	[*]	[*]	[*]	5/5/2010
5293	[*]	[*]	[*]	[*]	$2,345,000.00	[*]	2/25/2010	[*]	[*]	[*]	2/25/2010
5329	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	4/29/2010	[*]	[*]	[*]	5/5/2010
5362	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	9/14/2010	[*]	[*]	[*]	9/21/2010
5371	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	5/3/2010	[*]	[*]	[*]	3/14/2013
5666	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	3/10/2010	[*]	[*]	[*]	2/15/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6237	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	12/29/2010	[*]	[*]	[*]	1/13/2011
6273	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	4/5/2010	[*]	[*]	[*]	4/9/2010
6447	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	11/3/2010	[*]	[*]	[*]	11/5/2010
6937	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	6/24/2010	[*]	[*]	[*]	1/12/2012
7050	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	3/21/2011	[*]	[*]	[*]	3/25/2013
7320	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	3/27/2008	[*]	[*]	[*]	7/14/2008
7806	[*]	[*]	[*]	[*]	$1,800,000.00	[*]	5/12/2010	[*]	[*]	[*]	5/14/2010
8194	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	8/3/2010	[*]	[*]	[*]	2/7/2013
8527	[*]	[*]	[*]	[*]	$9,500,000.00	[*]	7/17/2008	[*]	[*]	[*]	7/15/2008
8834	[*]	[*]	[*]	[*]	$4,000,000.00	[*]		[*]	[*]	[*]	3/22/2013
9642	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	6/18/2010	[*]	[*]	[*]	2/28/2013
9698	[*]	[*]	[*]	[*]	$9,000,000.00	[*]	9/18/2007	[*]	[*]	[*]	1/22/2013
10430	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	8/16/2010	[*]	[*]	[*]	8/20/2010
10464	[*]	[*]	[*]	[*]	$9,000,000.00	[*]	7/19/2010	[*]	[*]	[*]	7/16/2010
10700	[*]	[*]	[*]	[*]	$2,700,000.00	[*]	8/16/2010	[*]	[*]	[*]	2/15/2013
10704	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	9/8/2010	[*]	[*]	[*]	9/16/2010
10769	[*]	[*]	[*]	[*]	$15,000,000.00	[*]	4/5/2010	[*]	[*]	[*]	4/12/2010
10864	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/26/2008	[*]	[*]	[*]	1/31/2013
10985	[*]	[*]	[*]	[*]	$3,000,000.00	[*]		[*]	[*]	[*]	1/18/2011
11179	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	5/17/2010	[*]	[*]	[*]	5/11/2010
11196	[*]	[*]	[*]	[*]	$2,900,000.00	[*]	6/11/2010	[*]	[*]	[*]	6/10/2010
11246	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	7/19/2010	[*]	[*]	[*]	7/21/2010
11258	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	8/26/2010	[*]	[*]	[*]	2/7/2013
11343	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	7/6/2010	[*]	[*]	[*]	7/7/2010
11346	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	7/1/2010	[*]	[*]	[*]	7/7/2010
11451	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	8/4/2010	[*]	[*]	[*]	8/6/2010
11563	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	6/17/2010	[*]	[*]	[*]	5/26/2010
11603	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	3/15/2010	[*]	[*]	[*]	3/7/2013
11644	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	12/30/2010
11681	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	10/11/2010	[*]	[*]	[*]	10/19/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11718	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/26/2008	[*]	[	*]	[	*]	1/31/2013
11719	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/6/2010	[*]	[	*]	[	*]	8/13/2010
11786	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/9/2010	[*]	[	*]	[	*]	8/13/2010
11788	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/9/2010	[*]	[	*]	[	*]	8/13/2010
12221	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	9/28/2010	[*]	[	*]	[	*]	10/1/2010
12261	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	12/29/2010	[*]	[	*]	[	*]	1/17/2011
12265	[*]	[*]	[*]	[*]	$6,000,000.00	[*]	6/25/2010	[*]	[	*]	[	*]	6/29/2010
12288	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	1/21/2010	[*]	[	*]	[	*]	1/19/2010
12506	[*]	[*]	[*]	[*]	$1,400,000.00	[*]	10/12/2010	[*]	[	*]	[	*]	10/18/2010
12681	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	2/10/2010	[*]	[	*]	[	*]	3/12/2010
12686	[*]	[*]	[*]	[*]	$1,750,000.00	[*]	12/29/2010	[*]	[	*]	[	*]	1/18/2013
12689	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	12/10/2009	[*]	[	*]	[	*]	12/11/2009
12690	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	2/12/2010	[*]	[	*]	[	*]	2/12/2010
12696	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	5/11/2010	[*]	[	*]	[	*]	5/6/2010
12697	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	7/16/2010	[*]	[	*]	[	*]	7/27/2010
12698	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	4/8/2010	[*]	[	*]	[	*]	4/15/2010
12705	[*]	[*]	[*]	[*]	$826,000.00	[*]	3/15/2010	[*]	[	*]	[	*]	3/10/2010
12774	[*]	[*]	[*]	[*]	$20,000,000.00	[*]	6/23/2008	[*]	[	*]	[	*]	11/29/2010
12882	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	7/6/2010	[*]	[	*]	[	*]	7/12/2010
12888	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	10/6/2008	[*]	[	*]	[	*]	12/17/2008
12912	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	9/7/2010	[*]	[	*]	[	*]	9/13/2010
12913	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	7/9/2010	[*]	[	*]	[	*]	7/9/2010
12952	[*]	[*]	[*]	[*]	$6,000,000.00	[*]	8/9/2010	[*]	[	*]	[	*]	8/13/2010
13004	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	10/11/2010	[*]	[	*]	[	*]	10/18/2010
13017	[*]	[*]	[*]	[*]	$2,128,000.00	[*]	6/29/2010	[*]	[	*]	[	*]	7/1/2010
13018	[*]	[*]	[*]	[*]	$1,955,000.00	[*]	5/11/2010	[*]	[	*]	[	*]	5/10/2010
13020	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	4/9/2010	[*]	[	*]	[	*]	4/15/2010
13182	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	10/28/2010	[*]	[	*]	[	*]	3/20/2013
13184	[*]	[*]	[*]	[*]	$1,500,000.00	[*]	4/5/2010	[*]	[	*]	[	*]	4/9/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13227	[*]	[*]	[*]	[*]	$3,750,000.00	[*]	10/26/2010	[*]	[*]	[*]	1/14/2011
13420	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	6/24/2010	[*]	[*]	[*]	6/29/2010
13640	[*]	[*]	[*]	[*]	$3,125,000.00	[*]	8/5/2010	[*]	[*]	[*]	3/19/2012
13641	[*]	[*]	[*]	[*]	$9,700,000.00	[*]	4/29/2010	[*]	[*]	[*]	4/30/2010
13642	[*]	[*]	[*]	[*]	$7,784,000.00	[*]	2/12/2010	[*]	[*]	[*]	2/15/2013
13645	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	3/4/2010	[*]	[*]	[*]	12/15/2010
13646	[*]	[*]	[*]	[*]	$9,800,000.00	[*]	3/26/2010	[*]	[*]	[*]	3/31/2010
13649	[*]	[*]	[*]	[*]	$8,412,000.00	[*]	5/11/2010	[*]	[*]	[*]	2/15/2013
13650	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	4/5/2010	[*]	[*]	[*]	4/9/2010
13653	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	11/23/2009	[*]	[*]	[*]	3/15/2013
13656	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	3/18/2010	[*]	[*]	[*]	3/18/2010
13661	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	1/4/2010	[*]	[*]	[*]	12/30/2009
13662	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	10/28/2010	[*]	[*]	[*]	11/3/2010
13730	[*]	[*]	[*]	[*]	$1,100,000.00	[*]	5/11/2010	[*]	[*]	[*]	2/21/2013
13731	[*]	[*]	[*]	[*]	$1,000,000.00	[*]	2/23/2010	[*]	[*]	[*]	1/31/2013
13733	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	2/13/2010	[*]	[*]	[*]	1/28/2013
13734	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	6/17/2010	[*]	[*]	[*]	6/17/2010
13737	[*]	[*]	[*]	[*]	$1,172,500.00	[*]	7/7/2010	[*]	[*]	[*]	1/30/2013
13745	[*]	[*]	[*]	[*]	$5,200,000.00	[*]	5/28/2010	[*]	[*]	[*]	2/7/2013
13751	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	8/6/2008	[*]	[*]	[*]	1/18/2013
13757	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	10/13/2010	[*]	[*]	[*]	1/29/2013
13778	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	5/25/2010	[*]	[*]	[*]	5/28/2010
13781	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/9/2010	[*]	[*]	[*]	8/10/2010
13814	[*]	[*]	[*]	[*]	$3,000,000.00	[*]		[*]	[*]	[*]	2/27/2013
13875	[*]	[*]	[*]	[*]	$5,000,000.00	[*]		[*]	[*]	[*]	12/20/2010
13942	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	2/13/2010	[*]	[*]	[*]	2/16/2010
13945	[*]	[*]	[*]	[*]	$2,025,000.00	[*]	4/29/2010	[*]	[*]	[*]	5/3/2010
13958	[*]	[*]	[*]	[*]	$4,200,000.00	[*]	4/14/2010	[*]	[*]	[*]	4/22/2010
13959	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	3/10/2010	[*]	[*]	[*]	1/12/2011
13988	[*]	[*]	[*]	[*]	$1,800,000.00	[*]	9/27/2010	[*]	[*]	[*]	10/5/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14009	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	1/13/2010	[*]	[*]	[*]	1/30/2013
14160	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	11/12/2008	[*]	[*]	[*]	12/14/2010
14464	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	3/19/2008	[*]	[*]	[*]	1/23/2013
14726	[*]	[*]	[*]	[*]	$4,500,000.00	[*]	8/14/2008	[*]	[*]	[*]	6/6/2011
15107	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	4/15/2010	[*]	[*]	[*]	4/21/2010
15384	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	7/14/2010	[*]	[*]	[*]	2/12/2013
16403	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	9/28/2010	[*]	[*]	[*]	2/15/2013
16418	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	11/21/2008	[*]	[*]	[*]	6/1/2011
17380	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	3/11/2009	[*]	[*]	[*]	2/13/2013
17566	[*]	[*]	[*]	[*]	$4,000,000.00	[*]		[*]	[*]	[*]	2/26/2013
17861	[*]	[*]	[*]	[*]	$5,000,000.00	[*]		[*]	[*]	[*]	3/21/2013
18504	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	3/17/2008	[*]	[*]	[*]	1/31/2011
19345	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	2/22/2013
19808	[*]	[*]	[*]	[*]	$6,500,000.00	[*]	5/19/2010	[*]	[*]	[*]	2/14/2013
19809	[*]	[*]	[*]	[*]	$6,500,000.00	[*]	5/19/2010	[*]	[*]	[*]	2/14/2013
19810	[*]	[*]	[*]	[*]	$6,500,000.00	[*]	5/19/2010	[*]	[*]	[*]	2/14/2013
19856	[*]	[*]	[*]	[*]	$5,000,000.00	[*]		[*]	[*]	[*]	2/7/2013
20145	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	2/22/2013
20209	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	3/14/2009	[*]	[*]	[*]	7/18/2011
20296	[*]	[*]	[*]	[*]	$3,000,000.00	[*]		[*]	[*]	[*]	10/11/2011
20398	[*]	[*]	[*]	[*]	$4,000,000.00	[*]		[*]	[*]	[*]	3/8/2013
20447	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	5/13/2010	[*]	[*]	[*]	5/26/2009
21655	[*]	[*]	[*]	[*]	$8,000,000.00	[*]		[*]	[*]	[*]	7/29/2011
22236	[*]	[*]	[*]	[*]	$5,000,000.00	[*]		[*]	[*]	[*]	7/21/2011
22337	[*]	[*]	[*]	[*]	$6,000,000.00	[*]		[*]	[*]	[*]	3/4/2013
23852	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	12/29/2008	[*]	[*]	[*]	9/29/2011
24614	[*]	[*]	[*]	[*]	$1,500,000.00	[*]	8/6/2010	[*]	[*]	[*]	8/16/2010
25038	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	2/16/2009	[*]	[*]	[*]	11/23/2009
25248	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	2/22/2008	[*]	[*]	[*]	1/4/2010
25986	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	2/8/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

26030	[*]	[*]	[*]	[*]	$2,500,000.00	[*]	12/10/2010	[*]	[*]	[*]	9/30/2010
26144	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	6/7/2010	[*]	[*]	[*]	2/7/2013
26246	[*]	[*]	[*]	[*]	$2,000,000.00	[*]		[*]	[*]	[*]	1/15/2013
26668	[*]	[*]	[*]	[*]	$2,000,000.00	[*]		[*]	[*]	[*]	1/12/2010
27205	[*]	[*]	[*]	[*]	$1,000,000.00	[*]		[*]	[*]	[*]	1/28/2013
27287	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	10/29/2008	[*]	[*]	[*]	6/22/2011
27430	[*]	[*]	[*]	[*]	$8,000,000.00	[*]		[*]	[*]	[*]	1/12/2010
27973	[*]	[*]	[*]	[*]	$1,000,000.00	[*]		[*]	[*]	[*]	2/11/2013
28102	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	1/17/2013
28991	[*]	[*]	[*]	[*]	$5,000,000.00	[*]		[*]	[*]	[*]	3/5/2010
29156	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	10/29/2008	[*]	[*]	[*]	6/22/2011
30808	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	11/30/2009	[*]	[*]	[*]	10/18/2010
31622	[*]	[*]	[*]	[*]	$3,000,000.00	[*]		[*]	[*]	[*]	6/22/2010
31805	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	1/17/2013
31854	[*]	[*]	[*]	[*]	$2,250,000.00	[*]	4/14/2010	[*]	[*]	[*]	5/13/2010
32028	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	8/2/2011	[*]	[*]	[*]	8/1/2011
32446	[*]	[*]	[*]	[*]	$8,000,000.00	[*]	5/26/2010	[*]	[*]	[*]	7/27/2010
32631	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	4/20/2011
33418	[*]	[*]	[*]	[*]	$6,000,000.00	[*]	11/20/2009	[*]	[*]	[*]	10/20/2010
33592	[*]	[*]	[*]	[*]	$10,000,000.00	[*]		[*]	[*]	[*]	6/9/2011
33794	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	3/26/2010	[*]	[*]	[*]	4/5/2010
34084	[*]	[*]	[*]	[*]	$3,200,000.00	[*]	7/19/2010	[*]	[*]	[*]	10/15/2010
34141	[*]	[*]	[*]	[*]	$1,000,000.00	[*]	9/2/2009	[*]	[*]	[*]	7/20/2010
34415	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	5/17/2011	[*]	[*]	[*]	6/9/2011
34543	[*]	[*]	[*]	[*]	$2,000,000.00	[*]	5/6/2008	[*]	[*]	[*]	11/15/2010
34678	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	6/17/2010	[*]	[*]	[*]	1/31/2011
35079	[*]	[*]	[*]	[*]	$2,000,000.00	[*]		[*]	[*]	[*]	4/2/2013
35646	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	6/29/2010	[*]	[*]	[*]	7/2/2010
35672	[*]	[*]	[*]	[*]	$2,200,000.00	[*]	10/13/2010	[*]	[*]	[*]	11/8/2010
35758	[*]	[*]	[*]	[*]	$3,000,000.00	[*]	10/25/2010	[*]	[*]	[*]	1/21/2011

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

36116	[*]	[*]	[*]	[*]	$2,100,000.00	[*]	11/8/2010	[*]	[*]	[*]	11/5/2010
36467	[*]	[*]	[*]	[*]	$1,000,000.00	[*]	4/9/2010	[*]	[*]	[*]	1/5/2011
36993	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	3/25/2010	[*]	[*]	[*]	3/30/2010
36994	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	4/8/2010	[*]	[*]	[*]	4/13/2010
37097	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	5/6/2011	[*]	[*]	[*]	2/10/2011
37937	[*]	[*]	[*]	[*]	$2,000,000.00	[*]		[*]	[*]	[*]	3/21/2011
38231	[*]	[*]	[*]	[*]	$7,000,000.00	[*]	8/6/2010	[*]	[*]	[*]	2/22/2011
38438	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	11/1/2010	[*]	[*]	[*]	11/30/2010
38439	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	3/5/2010	[*]	[*]	[*]	11/11/2010
38442	[*]	[*]	[*]	[*]	$5,000,000.00	[*]	10/7/2010	[*]	[*]	[*]	10/11/2010
38451	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	7/7/2010	[*]	[*]	[*]	7/8/2010
39277	[*]	[*]	[*]	[*]	$9,000,000.00	[*]	2/3/2011	[*]	[*]	[*]	7/14/2011
39658	[*]	[*]	[*]	[*]	$1,000,000.00	[*]	12/28/2010	[*]	[*]	[*]	5/23/2011
39816	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	8/30/2010	[*]	[*]	[*]	5/17/2011
39912	[*]	[*]	[*]	[*]	$6,000,000.00	[*]	4/18/2012	[*]	[*]	[*]	7/26/2012
39920	[*]	[*]	[*]	[*]	$4,000,000.00	[*]	9/26/2011	[*]	[*]	[*]	5/17/2011
42513	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	5/17/2011	[*]	[*]	[*]	6/9/2011

•	Eligibility Criteria Clause (h) Schedule

Eligibility Criteria Clause (h) Exceptions

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (h) Exceptions
Internal ID	Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Insurance Company	Death Benefit	21st LE in Months	21st Certificate Date	21st- Mort Factor	AVS LE in Months	AVS- Mort Factor	AVS Date of Underwriting	Average LE
13697	13942	[*]	[*]	[*]	[*]	$10,000,000.00	[*]	2/13/2010	[*]	[*]	[*]	2/16/2010	[*]

•	Eligibility Criteria Clause (i) Schedule

Eligibility Criteria Clause (i) Exceptions

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (i) Exceptions
Internal ID	Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Insurance Company	Death Benefit
12493	12774	[*]	[*]	[*]	[*]	$20,000,000.00
3291	3543	[*]	[*]	[*]	[*]	$15,000,000.00
10508	10769	[*]	[*]	[*]	[*]	$15,000,000.00
12849	35667	[*]	[*]	[*]	[*]	$14,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	Eligibility Criteria Clause (m) Schedule

Eligibility Criteria Clause (m) Exceptions

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Eligibility Criteria Clause (m) Schedule I Exceptions
Internal ID	Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Policy #	Insurance Company	Death Benefit
10723	10985	[*]	[*]	[*]	[*]	$3,000,000.00
12493	12774	[*]	[*]	[*]	[*]	$20,000,000.00
12631	12912	[*]	[*]	[*]	[*]	$2,000,000.00
14864	15107	[*]	[*]	[*]	[*]	$10,000,000.00
13589	13875	[*]	[*]	[*]	[*]	$5,000,000.00
13912	14160	[*]	[*]	[*]	[*]	$5,000,000.00
16175	16418	[*]	[*]	[*]	[*]	$7,000,000.00
18266	18504	[*]	[*]	[*]	[*]	$3,000,000.00
21436	21655	[*]	[*]	[*]	[*]	$8,000,000.00
23634	23852	[*]	[*]	[*]	[*]	$2,000,000.00
3880	38442	[*]	[*]	[*]	[*]	$5,000,000.00
33206	33418	[*]	[*]	[*]	[*]	$6,000,000.00
228	238	[*]	[*]	[*]	[*]	$10,000,000.00
36909	37091	[*]	[*]	[*]	[*]	$5,000,000.00
5077	5293	[*]	[*]	[*]	[*]	$2,345,000.00
110	113	[*]	[*]	[*]	[*]	$1,000,000.00
146	151	[*]	[*]	[*]	[*]	$6,000,000.00
2671	35672	[*]	[*]	[*]	[*]	$2,200,000.00
5113	5329	[*]	[*]	[*]	[*]	$4,000,000.00
6696	6937	[*]	[*]	[*]	[*]	$5,000,000.00
12010	12288	[*]	[*]	[*]	[*]	$7,000,000.00
13492	13778	[*]	[*]	[*]	[*]	$8,000,000.00
13495	13781	[*]	[*]	[*]	[*]	$10,000,000.00
33875	34084	[*]	[*]	[*]	[*]	$3,200,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

33932	34141	[*]	[*]	[*]	[*]	$1,000,000.00
31830	32044	[*]	[*]	[*]	[*]	$5,000,000.00
26454	26668	[*]	[*]	[*]	[*]	$2,000,000.00
901	935	[*]	[*]	[*]	[*]	$5,000,000.00
1131	1295	[*]	[*]	[*]	[*]	$5,900,000.00
2719	36467	[*]	[*]	[*]	[*]	$1,000,000.00
3842	3948	[*]	[*]	[*]	[*]	$10,000,000.00
4875	5093	[*]	[*]	[*]	[*]	$1,500,000.00
5992	6237	[*]	[*]	[*]	[*]	$3,000,000.00
7080	7320	[*]	[*]	[*]	[*]	$5,000,000.00
7171	35646	[*]	[*]	[*]	[*]	$5,000,000.00
8590	8834	[*]	[*]	[*]	[*]	$4,000,000.00
10444	10704	[*]	[*]	[*]	[*]	$2,000,000.00
10508	10769	[*]	[*]	[*]	[*]	$15,000,000.00
11987	12265	[*]	[*]	[*]	[*]	$6,000,000.00
12206	12486	[*]	[*]	[*]	[*]	$10,000,000.00
12736	13017	[*]	[*]	[*]	[*]	$2,128,000.00
13697	13942	[*]	[*]	[*]	[*]	$10,000,000.00
13709	13958	[*]	[*]	[*]	[*]	$4,200,000.00
20060	20296	[*]	[*]	[*]	[*]	$3,000,000.00
22017	22236	[*]	[*]	[*]	[*]	$5,000,000.00
27216	27430	[*]	[*]	[*]	[*]	$8,000,000.00
31405	31622	[*]	[*]	[*]	[*]	$3,000,000.00
32234	32446	[*]	[*]	[*]	[*]	$8,000,000.00
33380	33592	[*]	[*]	[*]	[*]	$10,000,000.00
30585	30808	[*]	[*]	[*]	[*]	$3,000,000.00
32163	32375	[*]	[*]	[*]	[*]	$2,000,000.00
33351	33563	[*]	[*]	[*]	[*]	$10,000,000.00
35160	35367	[*]	[*]	[*]	[*]	$5,000,000.00
35561	35758	[*]	[*]	[*]	[*]	$3,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

35843	36038	[*]	[*]	[*]	[*]	$5,000,000.00
37660	37842	[*]	[*]	[*]	[*]	$5,000,000.00
12601	12882	[*]	[*]	[*]	[*]	$4,000,000.00
12632	12913	[*]	[*]	[*]	[*]	$4,000,000.00
13364	13650	[*]	[*]	[*]	[*]	$2,000,000.00
105	108	[*]	[*]	[*]	[*]	$10,000,000.00
134	138	[*]	[*]	[*]	[*]	$835,000.00
171	177	[*]	[*]	[*]	[*]	$3,000,000.00
1231	1399	[*]	[*]	[*]	[*]	$6,500,000.00
2165	2428	[*]	[*]	[*]	[*]	$10,000,000.00
2926	3022	[*]	[*]	[*]	[*]	$1,200,000.00
3291	3543	[*]	[*]	[*]	[*]	$15,000,000.00
3449	3684	[*]	[*]	[*]	[*]	$8,000,000.00
3985	4226	[*]	[*]	[*]	[*]	$3,000,000.00
4227	4459	[*]	[*]	[*]	[*]	$5,000,000.00
4764	38448	[*]	[*]	[*]	[*]	$3,500,000.00
5143	5362	[*]	[*]	[*]	[*]	$2,500,000.00
5281	5503	[*]	[*]	[*]	[*]	$6,000,000.00
7564	7806	[*]	[*]	[*]	[*]	$1,800,000.00
8285	8527	[*]	[*]	[*]	[*]	$9,500,000.00
10208	10464	[*]	[*]	[*]	[*]	$9,000,000.00
10984	11246	[*]	[*]	[*]	[*]	$5,000,000.00
11081	11343	[*]	[*]	[*]	[*]	$3,000,000.00
11084	11346	[*]	[*]	[*]	[*]	$2,500,000.00
11299	11563	[*]	[*]	[*]	[*]	$10,000,000.00
11413	11681	[*]	[*]	[*]	[*]	$8,000,000.00
11451	11719	[*]	[*]	[*]	[*]	$10,000,000.00
11518	11786	[*]	[*]	[*]	[*]	$10,000,000.00
11520	11788	[*]	[*]	[*]	[*]	$10,000,000.00
11983	12261	[*]	[*]	[*]	[*]	$2,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12226	12506	[*]	[*]	[*]	[*]	$1,400,000.00
12401	12681	[*]	[*]	[*]	[*]	$3,000,000.00
12409	12689	[*]	[*]	[*]	[*]	$3,000,000.00
12416	12696	[*]	[*]	[*]	[*]	$8,000,000.00
12417	12697	[*]	[*]	[*]	[*]	$2,000,000.00
12425	12705	[*]	[*]	[*]	[*]	$826,000.00
12607	12888	[*]	[*]	[*]	[*]	$5,000,000.00
12671	12952	[*]	[*]	[*]	[*]	$6,000,000.00
12723	13004	[*]	[*]	[*]	[*]	$7,000,000.00
12739	13020	[*]	[*]	[*]	[*]	$7,000,000.00
12849	35667	[*]	[*]	[*]	[*]	$14,000,000.00
12902	13184	[*]	[*]	[*]	[*]	$1,500,000.00
13101	36993	[*]	[*]	[*]	[*]	$5,000,000.00
13136	13420	[*]	[*]	[*]	[*]	$8,000,000.00
13317	38439	[*]	[*]	[*]	[*]	$10,000,000.00
13355	13641	[*]	[*]	[*]	[*]	$9,700,000.00
13359	13645	[*]	[*]	[*]	[*]	$2,000,000.00
13370	13656	[*]	[*]	[*]	[*]	$10,000,000.00
13448	13734	[*]	[*]	[*]	[*]	$10,000,000.00
13493	38451	[*]	[*]	[*]	[*]	$10,000,000.00
13550	13836	[*]	[*]	[*]	[*]	$6,000,000.00
13640	12221	[*]	[*]	[*]	[*]	$5,000,000.00
13695	13945	[*]	[*]	[*]	[*]	$2,025,000.00
13710	13959	[*]	[*]	[*]	[*]	$3,000,000.00
19973	20209	[*]	[*]	[*]	[*]	$7,000,000.00
20231	20447	[*]	[*]	[*]	[*]	$4,000,000.00
23721	23939	[*]	[*]	[*]	[*]	$10,000,000.00
24397	24614	[*]	[*]	[*]	[*]	$1,500,000.00
25033	25248	[*]	[*]	[*]	[*]	$3,000,000.00
25816	26030	[*]	[*]	[*]	[*]	$2,500,000.00
34471	34678	[*]	[*]	[*]	[*]	$5,000,000.00

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	Initial Advance Lexington Schedule

AIG Subrogated Policies

[Attached]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Internal ID	Quote Internal ID	Policy Owner Last Name	Policy Owner First Name	Person-Social Security	Policy #	Insurance Company	Death Benefit	Current Owner

88	91	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
102	105	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
105	108	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
147	152	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
160	166	[*]	[*]	[*]	[*]	[*]	$1,200,000.00	Wilmington Trust, N.A. as Securities Intermediary
167	173	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
1131	1295	[*]	[*]	[*]	[*]	[*]	$5,900,000.00	Wilmington Trust, N.A. as Securities Intermediary
1701	1908	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2027	2291	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2153	2420	[*]	[*]	[*]	[*]	[*]	$4,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
2165	2428	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2458	2744	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2568	2852	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2885	2260	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2909	3170	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
2946	1934	[*]	[*]	[*]	[*]	[*]	$2,300,000.00	Wilmington Trust, N.A. as Securities Intermediary
3291	3543	[*]	[*]	[*]	[*]	[*]	$15,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
3449	3684	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
3822	4056	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
3984	4225	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
4004	4247	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
4227	4459	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
4263	4492	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
4875	5093	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
4910	5131	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
4980	5011	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5077	5293	[*]	[*]	[*]	[*]	[*]	$2,345,000.00	Wilmington Trust, N.A. as Securities Intermediary
5143	5362	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5152	5371	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5311	5533	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5424	5631	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5440	5666	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5459	5685	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5512	5754	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5513	5755	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5659	5901	[*]	[*]	[*]	[*]	[*]	$5,600,000.00	Wilmington Trust, N.A. as Securities Intermediary
5803	6046	[*]	[*]	[*]	[*]	[*]	$2,173,000.00	Wilmington Trust, N.A. as Securities Intermediary
5863	4396	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5963	6207	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
5992	6237	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
6173	6228	[*]	[*]	[*]	[*]	[*]	$3,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
6696	6937	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
6810	7050	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
6875	7115	[*]	[*]	[*]	[*]	[*]	$1,200,000.00	Wilmington Trust, N.A. as Securities Intermediary
7309	7550	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
7564	7806	[*]	[*]	[*]	[*]	[*]	$1,800,000.00	Wilmington Trust, N.A. as Securities Intermediary
7953	8194	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
7982	8223	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
8022	8263	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
8478	8722	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
8574	8818	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
8590	8834	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
9391	9642	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10057	10313	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10208	10464	[*]	[*]	[*]	[*]	[*]	$9,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10440	10700	[*]	[*]	[*]	[*]	[*]	$2,700,000.00	Wilmington Trust, N.A. as Securities Intermediary
10444	10704	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10508	10769	[*]	[*]	[*]	[*]	[*]	$15,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10602	10864	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10723	10985	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10824	11086	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
10984	11246	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
10991	11253	[*]	[*]	[*]	[*]	[*]	$4,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
10996	11258	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11002	11264	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11081	11343	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11299	11563	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11338	11603	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11413	11681	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11450	11718	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11514	11782	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11518	11786	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11520	11788	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11823	12099	[*]	[*]	[*]	[*]	[*]	$2,250,000.00	Wilmington Trust, N.A. as Securities Intermediary
11983	12261	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12226	12506	[*]	[*]	[*]	[*]	[*]	$1,400,000.00	Wilmington Trust, N.A. as Securities Intermediary
12395	12675	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12401	12681	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12403	12683	[*]	[*]	[*]	[*]	[*]	$7,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
12404	12684	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12405	12685	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12406	12686	[*]	[*]	[*]	[*]	[*]	$1,750,000.00	Wilmington Trust, N.A. as Securities Intermediary
12407	12687	[*]	[*]	[*]	[*]	[*]	$1,300,000.00	Wilmington Trust, N.A. as Securities Intermediary
12408	12688	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12409	12689	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12410	12690	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12412	12692	[*]	[*]	[*]	[*]	[*]	$1,379,000.00	Wilmington Trust, N.A. as Securities Intermediary
12414	12694	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12416	12696	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12417	12697	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12425	12705	[*]	[*]	[*]	[*]	[*]	$826,000.00	Wilmington Trust, N.A. as Securities Intermediary
12426	12706	[*]	[*]	[*]	[*]	[*]	$9,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12427	12707	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12455	12735	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12493	12774	[*]	[*]	[*]	[*]	[*]	$20,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12543	12824	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12581	12862	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12592	12873	[*]	[*]	[*]	[*]	[*]	$777,350.00	Wilmington Trust, N.A. as Securities Intermediary
12601	12882	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12607	12888	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12620	12901	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12631	12912	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12632	12913	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12639	12920	[*]	[*]	[*]	[*]	[*]	$830,000.00	Wilmington Trust, N.A. as Securities Intermediary
12642	12923	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12645	12926	[*]	[*]	[*]	[*]	[*]	$2,405,000.00	Wilmington Trust, N.A. as Securities Intermediary
12671	12952	[*]	[*]	[*]	[*]	[*]	$6,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12721	13002	[*]	[*]	[*]	[*]	[*]	$775,000.00	Wilmington Trust, N.A. as Securities Intermediary
12736	13017	[*]	[*]	[*]	[*]	[*]	$2,128,000.00	Wilmington Trust, N.A. as Securities Intermediary
12737	13018	[*]	[*]	[*]	[*]	[*]	$1,955,000.00	Wilmington Trust, N.A. as Securities Intermediary
12739	13020	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12898	13180	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12900	13182	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12901	13183	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12902	13184	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
12948	13230	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13136	13420	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13255	13541	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13343	13629	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13355	13641	[*]	[*]	[*]	[*]	[*]	$9,700,000.00	Wilmington Trust, N.A. as Securities Intermediary
13356	13642	[*]	[*]	[*]	[*]	[*]	$7,784,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13357	13643	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13358	13644	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13359	13645	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13360	13646	[*]	[*]	[*]	[*]	[*]	$9,800,000.00	Wilmington Trust, N.A. as Securities Intermediary
13361	13647	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13363	13649	[*]	[*]	[*]	[*]	[*]	$8,412,000.00	Wilmington Trust, N.A. as Securities Intermediary
13365	13651	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13367	13653	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
13370	13656	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13374	13660	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13375	13661	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13376	13662	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13401	13687	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13443	13729	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13444	13730	[*]	[*]	[*]	[*]	[*]	$1,100,000.00	Wilmington Trust, N.A. as Securities Intermediary
13445	13731	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13447	13733	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13448	13734	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13451	13737	[*]	[*]	[*]	[*]	[*]	$1,172,500.00	Wilmington Trust, N.A. as Securities Intermediary
13459	13745	[*]	[*]	[*]	[*]	[*]	$5,200,000.00	Wilmington Trust, N.A. as Securities Intermediary
13465	13751	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13492	13778	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13495	13781	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13608	13894	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13695	13945	[*]	[*]	[*]	[*]	[*]	$2,025,000.00	Wilmington Trust, N.A. as Securities Intermediary
13697	13942	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13709	13958	[*]	[*]	[*]	[*]	[*]	$4,200,000.00	Wilmington Trust, N.A. as Securities Intermediary
13710	13959	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13779	14027	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13841	14090	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13844	14093	[*]	[*]	[*]	[*]	[*]	$9,000,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14071	14319	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
9406	9657	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
11188	11451	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13761	14009	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14478	14726	[*]	[*]	[*]	[*]	[*]	$4,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
15308	15551	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
16931	17173	[*]	[*]	[*]	[*]	[*]	$9,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
17325	17566	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
17621	17861	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
18703	18941	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
19570	19808	[*]	[*]	[*]	[*]	[*]	$6,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
19571	19809	[*]	[*]	[*]	[*]	[*]	$6,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
19572	19810	[*]	[*]	[*]	[*]	[*]	$6,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
19618	19856	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
20060	20296	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
20162	20398	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
21141	21360	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
21436	21655	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
21716	21935	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
22017	22236	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
22118	22337	[*]	[*]	[*]	[*]	[*]	$6,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
22129	22348	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
23253	23471	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
23634	23852	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
23721	23939	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
23966	24184	[*]	[*]	[*]	[*]	[*]	$3,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
24397	24614	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
24822	25038	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
25033	25248	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
25772	25986	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
25816	26030	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25930	26144	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
26032	26246	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
26289	26503	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
26332	26546	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
26501	26715	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
26940	27154	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
26991	27205	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
27073	27287	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
27216	27430	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
27759	27973	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
27888	28102	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
28661	28875	[*]	[*]	[*]	[*]	[*]	$4,875,000.00	Wilmington Trust, N.A. as Securities Intermediary
28777	28991	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
28942	29156	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29126	29340	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29127	29341	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29128	29342	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29129	29343	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29130	29344	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
29455	29678	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29571	29794	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29591	29814	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
29858	30081	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
30070	30293	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
30149	30372	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
30244	30467	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
30440	30663	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
31185	31405	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
31336	31555	[*]	[*]	[*]	[*]	[*]	$3,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
31405	31622	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
31596	31812	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32234	32446	[*]	[*]	[*]	[*]	[*]	$8,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
32883	33095	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
33156	33368	[*]	[*]	[*]	[*]	[*]	$4,875,000.00	Wilmington Trust, N.A. as Securities Intermediary
33380	33592	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
33875	34084	[*]	[*]	[*]	[*]	[*]	$3,200,000.00	Wilmington Trust, N.A. as Securities Intermediary
33932	34141	[*]	[*]	[*]	[*]	[*]	$1,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
34872	35079	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
5288	5510	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
8875	9120	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
9447	9698	[*]	[*]	[*]	[*]	[*]	$9,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12200	12480	[*]	[*]	[*]	[*]	[*]	$7,850,000.00	Wilmington Trust, N.A. as Securities Intermediary
12723	13004	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
12945	13227	[*]	[*]	[*]	[*]	[*]	$3,750,000.00	Wilmington Trust, N.A. as Securities Intermediary
13021	13305	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13354	13640	[*]	[*]	[*]	[*]	[*]	$3,125,000.00	Wilmington Trust, N.A. as Securities Intermediary
13471	13757	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13528	13814	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13589	13875	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13626	13911	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13795	14043	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13912	14160	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
13978	14226	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14013	14261	[*]	[*]	[*]	[*]	[*]	$4,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14082	14330	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14117	14365	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14216	14464	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14218	14466	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
14219	14467	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
14500	13929	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
14873	15116	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
15001	15244	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15141	15384	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
15370	15613	[*]	[*]	[*]	[*]	[*]	$1,800,000.00	Wilmington Trust, N.A. as Securities Intermediary
16102	16345	[*]	[*]	[*]	[*]	[*]	$1,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
16160	16403	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Wilmington Trust, N.A. as Securities Intermediary
16175	16418	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
16176	16419	[*]	[*]	[*]	[*]	[*]	$5,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
17138	17380	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
18266	18504	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
18631	18869	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
19107	19345	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
19333	19571	[*]	[*]	[*]	[*]	[*]	$3,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
19909	20145	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
19973	20209	[*]	[*]	[*]	[*]	[*]	$7,000,000.00	Wilmington Trust, N.A. as Securities Intermediary
21490	21709	[*]	[*]	[*]	[*]	[*]	$1,758,713.00	Wilmington Trust, N.A. as Securities Intermediary
4119	4196	[*]	[*]	[*]	[*]	[*]	$3,500,000.00	Imperial PFC Financing LLC
4534	4756	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Imperial PFC Financing LLC
9542	9795	[*]	[*]	[*]	[*]	[*]	$2,500,000.00	Imperial PFC Financing LLC
10479	10739	[*]	[*]	[*]	[*]	[*]	$7,500,000.00	Imperial PFC Financing LLC
12418	12698	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Imperial PFC Financing LLC
13364	13650	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Imperial PFC Financing LLC
26454	26668	[*]	[*]	[*]	[*]	[*]	$2,000,000.00	Imperial PFC Financing II, LLC
14864	15107	[*]	[*]	[*]	[*]	[*]	$10,000,000.00	Imperial Life Financing II, LLC

—    EXHIBIT A

FORM OF BORROWING REQUEST

[DATE]

CLMG Corp.,

as Administrative Agent

7195 Dallas Parkway

Plano, TX 75024

Attention: James Erwin

Telephone:

Facsimile:

Email:

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of April 29, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among White Eagle Asset Portfolio, LLC, as Borrower, the financial institutions party thereto, as Lenders, Imperial Finance & Trading, LLC, as Servicer and Portfolio Manager, and CLMG Corp., as Administrative Agent. All capitalized terms used but not defined herein shall have the meanings assigned to them in Annex I to the Loan Agreement.

The undersigned hereby gives you irrevocable notice, pursuant to Section 2.2 of the Loan Agreement, that it requests an Advance under the Loan Agreement and in connection therewith sets forth the following information related to such Advance:

(i)	The Advance is [the Initial Advance][1] [an Additional Policy Advance][2] [an Ongoing Maintenance Advance][3];

(ii)	The principal amount of the proposed Advance is $[ ]; [and]

(iii)

[The Subject Policies to be pledged in connection with such Advance are identified on Exhibit A;][1] [The Additional Policies to be pledged in connection with such Advance are identified on Exhibit A;][2] [The proceeds of such Advance shall be used for the purposes set forth on Schedule I; and][3]

[(iv)]	The Borrowing Base Certificate is attached hereto as Exhibit [A][3] [B][1,2].

[The undersigned hereby confirms that the related Collateral Packages have been uploaded to the FTP Site.] 1, 2

[1]	To be included if Advance is the Initial Advance.
[2]	To be included if Advance is an Additional Policy Advance.
[3]	To be included if Advance is an Ongoing Maintenance Advance.

The undersigned hereby certifies that as of the date hereof, and as of the date of the requested Advance, all conditions precedent to the making of the Advance as set forth in Section [7.1][7.2][7.3] of the Loan Agreement have been met.

In accordance with the Loan Agreement, the undersigned hereby irrevocable requests the Administrative Agent to process this request.

Very truly yours,

WHITE EAGLE ASSET PORTFOLIO, LLC

By:
Name:
Title:

[EXHIBIT A TO THE BORROWING REQUEST]

[SUBJECT] [ADDITIONAL] POLICIES

[Attach a spreadsheet containing the following data points for each Policy included in the Borrowing Request:

1.	Case Number

2.	Insured #1

a.	Age

b.	Date of Birth

c.	Date of Death

d.	Gender

e.	Smoking Status

3.	Insured #2 (if applicable)

a.	Age

b.	Date of Birth

c.	Date of Death

d.	Gender

e.	Smoking Status

4.	Number of Insured Lives

5.	Owner State of Residence

6.	Domicile of Trust (if applicable)

7.	Policy Issue Date

8.	Policy State of Issuance

9.	Policy Number

10.	Issuing Insurance Company

11.	Issuing Insurance Company Credit Rating

12.	Initial Face Amount

13.	Current Face Amount

14.	[Current Policy Account Balance][ Not required until after Imperial receives the policy’s next account statement, which will be after the policy anniversary date.]

15.	Type of Death Benefit (A, B, C)

16.	Policy Rating

17.	Policy Type (Term, Whole life, Variable Universal, Universal)

18.	Premium Finance (yes/no)

19.	Premium Finance Program (if applicable)

20.	Beneficial Interest Transfer (yes/no)

21.	Beneficial Interest Program (if applicable)

22.	Policy Purchase Price (first related entity to acquire policy)

23.	Policy Cost Basis

24.	Premiums Paid to Date (since policy origination)

25.	Medical Underwriting/reports

a.	Insured #1

i.	AVS, EMSI or Fasano – (LE / Mortality Multiplier / Date)

ii.	21st Services (Median LE / Mean LE / Mortality Multiplier / Date)

b.	Insured #2 (if applicable)

i.	AVS, EMSI or Fasano – (LE / Mortality Multiplier / Date)

ii.	21st Services (Median LE / Mean LE / Mortality Multiplier / Date)

26.	Death Benefit Payable Monthly or Quarterly out through Age 120

27.	[Level Premiums Payable Monthly or Quarterly through Age 120][ Not required until next illustrations are received following the Closing Date.]

28.	Optimized Premiums Payable Monthly or Quarterly through Age 120 with confirmation computed from policy illustration or Policy (disclosing whether shadow account or no lapse guarantee exists)

29.	Authorizations for Annuities or Annuities currently in place]

EXHIBIT [A][B] TO THE BORROWING REQUEST

BORROWING BASE CERTIFICATE

[SCHEDULE I TO THE BORROWING REQUEST]

USES OF ONGOING MAINTENANCE ADVANCE

—    EXHIBIT B

FORM OF LENDER NOTE

[New York, New York]
Up to $[300,000,000]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, White Eagle Asset Portfolio, LLC, a Delaware limited liability company (the “Borrower”) promises to pay to the order of [    ], a [    ] (together with its successors and permitted assigns, the “Lender”), in its capacity as a Lender, the aggregate unpaid principal amount of all Advances made by the Lender to, or for the benefit of, the Borrower, as recorded either on the grid attached to this Note or in the records of the Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower’s obligation to repay this Note). The principal amount of each Advance evidenced hereby shall be payable on or prior to the Maturity Date as provided in the Loan Agreement. Borrower also promises to pay to the Lenders all other Obligations (which, for the avoidance of doubt, may exceed $[300,000,000]).

The Borrower further promises to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan Agreement, at the rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Lender as provided in the Loan Agreement, in immediately available funds.

This Note is one of the Lender Notes referred to in that certain Loan and Security Agreement, dated as of April 29, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the financial institutions party thereto, as Lenders, [CLMG Corp.], as Administrative Agent and Imperial Finance & Trading, LLC, as Servicer and Portfolio Manager. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Annex I to the Loan Agreement. In the event of any conflict between any term or provision of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control. This Note is secured pursuant to the security interests granted in the Loan Agreement and the other Transaction Documents and reference is hereby made to the Loan Agreement and the other Transaction Documents for a statement of the terms and provisions of such security interests.

All parties now or hereafter liable with respect to this Note, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor and notice of the existence or nonpayment of all or any of the Advances.

Upon the occurrence of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State, excluding choice of law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

WHITE EAGLE ASSET PORTFOLIO, LLC

By:
Name:
Title:

2

GRID ATTACHED TO NOTE

DATED [            ], 20[    ]

WHITE EAGLE ASSET PORTFOLIO, LLC, AS BORROWER

PAYABLE TO THE ORDER OF

[        ]

Date	Amount of Advance	Outstanding Principal Balance	Interest Rate	Interest Period	Notation Made By

—    EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [            ], 20[     ] (“Agreement”), by and between [            ], a [            ] (“Assignor”), and [            ], a [            ] (“Assignee”).

1. Reference to Loan Agreement. Reference is made to that certain Loan and Security Agreement, dated as of as of April 29, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among White Eagle Asset Portfolio, LLC, as Borrower, the financial institutions party thereto, as Lenders, Imperial Finance & Trading, LLC, as Servicer and Portfolio Manager, and CLMG Corp., as Administrative Agent. Capitalized terms used but not defined herein have the meanings ascribed to them in the Loan Agreement.

2. Assignment. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Loan Agreement as of the date hereof which represents the percentage interest specified in Item 2 of Annex I attached hereto (the “Assigned Share”) of all of its outstanding rights and obligations under the Loan Agreement, including, without limitation, all rights and obligations with respect to the Assigned Share of the Commitment and all outstanding Advances.

3. Representations and Warranties of Assignor. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, representations or warranties made in or in connection with the Loan Agreement or the other Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or the other Transaction Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of their obligations under the Loan Agreement or the other Transaction Documents or any other instrument or document furnished pursuant thereto.

4. Representations and Warranties of Assignee. The Assignee (i) represents and warrants that it is authorized to enter into and perform the terms of this Agreement, the Loan Agreement and the other Transaction Documents to which it will become a party pursuant to this Agreement; (ii) confirms that it has received a copy of the Loan Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it shall be bound by the provisions of the Loan Agreement.

5. Settlement Date. Following the execution of this Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment Agreement shall be the later of (x) the date upon which the following conditions have been satisfied: (i) the execution hereof by the Assignor and the Assignee and (ii) to the extent required the Loan Agreement, the consent hereto by the Required Lenders and/or the Borrower has been obtained or (y) such date as is otherwise specified in Item 3 of Annex I hereto (the “Settlement Date”).

6. Joinder. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the other Transaction Documents and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Transaction Documents with respect to the Assigned Share.

7. Payments. Upon the effectiveness of this Agreement, the Assignee shall be entitled to all interest on the Assigned Share of the Advances at the rates determined in accordance with the Loan Agreement attached hereto which accrue on and after the Settlement Date, such interest to be paid to the Assignee pursuant to the provisions of Sections 5.2(b) and 5.2(c) of the Loan Agreement. It is further agreed that all payments of principal [and the Participation Interest Percentage] made on the Assigned Share of the Advances which occur on and after the Settlement Date will be paid to the Assignee pursuant to the provisions of Sections 5.2(b), 5.2(c) and 5.2(e) of the Loan Agreement, as applicable. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Advances made by the Assignor pursuant to the Loan Agreement which are outstanding on the Settlement Date, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Loan Agreement for periods prior to the Settlement Date directly between themselves.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

[NAME OF ASSIGNOR],
as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE],
as Assignee

By:
Name:
Title:

3

[Acknowledged and Agreed:

[ ], as a Lender

By:
Name:
Title:

By:
Name:
Title:

[ ], as a Lender

By:
Name:
Title:

By:
Name:
Title:

[ ], as Borrower

By:
Name:
Title:

4

ANNEX I TO ASSIGNMENT AND ASSUMPTION AGREEMENT

1	Date of Assignment Agreement:

                     , 20

2.	Amounts (as of date of Assignment Agreement):

(a)	Aggregate principal amount of outstanding Advances of all Lenders:

$

(b)	Assigned Share of (a) above:

    %

(c)	Amount of assigned principal of outstanding Advances:

$

3.	Settlement Date:

                     , 20

—    EXHIBIT D

FORM OF CALCULATION DATE REPORT

Calculation Date Report

Dated as of

For the Distribution Date occurring on

I.	Account Balances as of the date of this Calculation Date Report are as follows:

Collection Account	$
Payment Account	$
Borrower Account	$
Escrow Account	$

Borrower to complete the appropriate section below:

II.	Prior to the Partial Repayment Date, so long as an Unmatured Event of Default or an Event of Default has not occurred and is not continuing, funds on deposit in the Collection Account shall be distributed as provided in the following stages of the Priority of Payments pursuant to Section 5.2(b) of the Loan and Security Agreement:

First:	$
Second:	$
Third:	$
Fourth:	$
Fifth:	$
Sixth:	$
Seventh:	$
Eighth:	$
Ninth:	$
Tenth:	$
Eleventh:	$
Twelfth:	$
Thirteenth:	$

III.	Prior to the Partial Repayment Date, if an Unmatured Event of Default or Event of Default has occurred and is continuing and is not waived In writing by the Required Lenders, funds on deposit in the Collection Account shall be distributed as provided in the following stages of the Priority of Payments pursuant to Section 5.2(c) of the Loan and Security Agreement:

First:	$
Second:	$
Third:	$
Fourth:	$
Fifth:	$
Sixth:	$
Seventh:	$
Eighth:	$
Ninth:	$
Tenth:	$
Eleventh:	$
Twelfth:	$
Thirteenth:	$
Fourteenth:	$
Fifteenth:	$
Sixteenth:	$
Seventeenth:	$

IV.	Following the Partial Repayment Date, funds on deposit in the Collection Account shall be distributed as provided in the following stages of the Priority of Payments pursuant to Section 5.2(e) of the Loan and Security Agreement:

First:	$
Second:	$
Third:	$
Fourth:	$
Fifth:	$
Sixth:	$
Seventh:	$
Eighth:	$
Ninth:	$
Tenth:	$
Eleventh:	$
Twelfth:	$

The undersigned hereby certifies that the information set forth in this Calculation Date Report is true and correct.

White Eagle Asset Portfolio, LLC, as Borrower

By:
Name:
Title:

—    EXHIBIT E

FORM OF ANNUAL BUDGET

ATTACHED

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Operational Plan – 18 Months (May 2013 to October 2014)

Draw Period	Premiums	Servicing	Management	Audit	Other	Total
5-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
5-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
6-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
6-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
7-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
7-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
8-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
8-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
9-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
9-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
10-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
10-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
11-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
11-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
12-2013-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
12-2013 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
1-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
1-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
2-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
2-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
3-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
3-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
4-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
4-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
5-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
5-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
6-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
6-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
7-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
7-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
8-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
9-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
9-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]
10-2014-Draw 1	[*]	[*]	[*]	[*]	[*]	[*]
10-2014 Draw 2	[*]	[*]	[*]	[*]	[*]	[*]

Totals	[*]	[*]	[*]	[*]	[*]	[*]

—    EXHIBIT F

FORM OF BORROWING BASE CERTIFICATE

[DATE]

CLMG Corp.,

as Administrative Agent

7195 Dallas Parkway

Plano, TX 75024

Attention: James Erwin

Telephone:

Facsimile:

Email:

Ladies and Gentlemen:

This Borrowing Base Certificate is delivered to you pursuant to Section 2.2 of that certain Loan and Security Agreement, dated as of April 29, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among White Eagle Asset Portfolio, LLC, as Borrower, the financial institutions party thereto, as Lenders, Imperial Finance & Trading, LLC, as Servicer and Portfolio Manager, and CLMG Corp., as Administrative Agent. All capitalized terms used but not defined herein shall have the meanings assigned to them in Annex I to the Loan Agreement.

The Borrower hereby:

•	certifies that as of the date hereof, the Borrowing Base is $ ;

•	certifies that as of the date hereof, the aggregate amount of outstanding Advances, together with accrued but unpaid interest thereon is $ ;

•

certifies that after giving effect to the proposed Advance, the aggregate principal amount of all the outstanding Advances, together with accrued but unpaid interest thereon, will not exceed the Borrowing Base.

The Borrower’s delivery of this Borrowing Base Certificate and acceptance of the Advance requested hereunder constitutes a representation and warranty by the Borrower that, as of the date of such Advance (and after giving effect thereto) all conditions precedent have been satisfied.

The Borrower further agrees that if, prior to the time of the Advance requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

The undersigned has caused this Borrowing Base Certificate to be executed and delivered as of the date first set forth above in his or her capacity as the chief financial officer of the Borrower.

WHITE EAGLE ASSET PORTFOLIO, LLC

By:
Name:
Title:

—    EXHIBIT G

FORM OF ABANDONMENT NOTICE

[CLMG Corp.,

as Administrative Agent

7195 Dallas Parkway

Plano, TX 75024

Attention: James Erwin

Telephone:

Facsimile:

Email:]1

[Imperial Finance & Trading, LLC,

as Portfolio Manager

701 Park of Commerce Blvd., Suite 301

Boca Raton, FL 33487

Attention: General Counsel

Telephone:

Facsimile:

Email:]2

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of April 29, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among White Eagle Asset Portfolio, LLC, as Borrower, the financial institutions party thereto, as Lenders, Imperial Finance & Trading, LLC, as Servicer and Portfolio Manager, and CLMG Corp., as Administrative Agent. All capitalized terms used but not defined herein shall have the meanings assigned to them in Annex I to the Loan Agreement.

The undersigned hereby gives you notice, pursuant to Section 2.7(b) of the Loan Agreement, that the undersigned has determined that [the Premiums on the Pledged Policies listed on Schedule I attached hereto should no longer be paid]1 [Advances should no longer be made in order to pay Premiums on the Pledged Policies listed on Schedule I attached hereto]2.

[The undersigned also hereby gives you notice that it wishes to permit the Required Lenders or their designee the right to assume ownership of the Pledged Policies listed on Schedule I attached hereto pursuant to Section 2.7(b) of the Loan Agreement without engaging in the Abandonment Sale Process.]3

[1]	To be included if the Portfolio Manager is the Determining Party.
[2]	To be included if the Required Lenders constitute the Determining Party.
[3]	May be included if the Portfolio Manager is the Determining Party.

Very truly yours,

[IMPERIAL FINANCE & TRADING, LLC, as Portfolio Manager on behalf of the Borrower][1]
[CLMG CORP., as Administrative Agent on behalf of the Required Lenders][2]

By:
Name:
Title:

SCHEDULE I TO ABANDONMENT NOTICE

POLICIES

ANNEX I

LIST OF DEFINED TERMS

“21st Services” means 21st Holdings, LLC and its Affiliates and their respective successors.

“Abandonment Notice” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Abandonment Price” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Abandonment Sale Process” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Account Control Agreement” means the Securities Account Control and Custodian Agreement entered into April 29, 2013 by and among the Borrower, the Administrative Agent, the Securities Intermediary and the Custodian, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Accounts” means the Collection Account, the Payment Account and the Escrow Account, collectively.

“Acknowledgement” means, with respect to any Policy, a written acknowledgement from the related Issuing Insurance Company confirming that the records of the Issuing Insurance Company name the Securities Intermediary as the owner and beneficiary of the applicable Policy.

“Additional Policies” means Policies to be acquired by the Borrower with the proceeds of an Additional Policy Advance and/or to be pledged to the Administrative Agent for the benefit of the Lenders in connection with an Additional Policy Advance.

“Additional Policy Advance” shall mean an Advance other than the Initial Advance pursuant to which Additional Policies are pledged to the Administrative Agent under the Loan Agreement.

“Additional Policy Advance Amount” with respect to any Additional Policy Advance, shall mean the amount specified in the related Additional Policy Advance Acceptance.

“Additional Policy Advance Acceptance” has the meaning set forth in Section 2.3(c) of the Loan Agreement.

“Administrative Agent” means CLMG Corp., as Administrative Agent under the Loan Agreement.

“Administrative Agent’s Account” has the meaning set forth in Section 4.3 of the Loan Agreement.

“Administrative Agent Fee” shall mean, with respect to any Distribution Date, a fee in an amount equal to $6,250.

“Advance” means the Initial Advance, an Additional Policy Advance, a Protective Advance or an Ongoing Maintenance Advance, as applicable, and collectively, the “Advances”.

“Advance Date” shall mean any date on which an Advance is funded by the Lenders pursuant to the terms of the Loan Agreement, which shall be the Closing Date, any Subsequent Advance Date or the date the Lenders fund any Protective Advance in their sole discretion.

“Adverse Claim” means a Lien, security interest, pledge, charge or encumbrance, or similar right or claim of any Person, other than any Permitted Liens.

“Affected Party” means each Lender, any permitted assignee of any Lender, and any holder of a participation interest in the rights and obligations of any Lender, the Administrative Agent and any Affiliate of any of the foregoing.

“Affiliate” means, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person or (ii) is an officer or director of such Person. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power (a) to vote twenty percent (20%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such Person, or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. The word “Affiliated” has a correlative meaning.

“Aggregate NDB Limit” has the meaning set forth in Section 10.1(p) of the Loan Agreement.

“Aggregate Policy Limit” has the meaning set forth in Section 10.1(p) of the Loan Agreement.

“Aggregate Shortfall Amount Limit” shall mean an amount equal to twenty-five percent (25%) of the aggregate Initial Face Amount of all of the Policies that are or have at any time been Pledged Policies.

“Aggregate Participation Interest” shall mean the aggregate of all of the Participation Interests for all of the Pledged Policies.

“Alternative Information Notice” has the meaning set forth in Section 5.2(a) of the Loan Agreement.

“A.M. Best” means A.M. Best Company, Inc. and any successor or successors thereto.

“Amortization Shortfall Amount” shall mean, with respect to a Pledged Policy that has become a Shortfall Pledged Policy, the excess of (x) the aggregate of the amounts that would have been distributed to the Administrative Agent for the account of the Lenders on the next Distribution Date occurring after the date on which such Pledged Policy became a Shortfall

Pledged Policy had such Pledged Policy matured and had the related death benefit been timely paid in full by the related Issuing Insurance Company by deposit thereof into the Collection Account prior to the related Calculation Date, pursuant to clauses “Third”, “Fifth” and “Sixth” of Section 5.2(b) of the Loan Agreement or clauses “Third”, “Ninth” and “Eleventh” of Section 5.2(c) of the Loan Agreement, as applicable, as determined by the Administrative Agent on such Calculation Date, over (y) the aggregate of the amounts that will actually be distributed to the Administrative Agent for the account of the Lenders on such Distribution Date pursuant to such clauses “Third”, “Fifth” and “Sixth” of Section 5.2(b) of the Loan Agreement or clauses “Third”, “Ninth” and “Eleventh” of Section 5.2(c) of the Loan Agreement, as applicable, as determined by the Administrative Agent on the related Calculation Date.

“Annual Budget” has the meaning specified in Section 9.1(d)(vi) of the Loan Agreement.

“Annual NDB Limit” has the meaning set forth in Section 10.1(p) of the Loan Agreement.

“Annual Policy Limit” has the meaning set forth in Section 10.1(p) of the Loan Agreement.

“Anti-Money Laundering Laws” has the meaning set forth in Section 8.1(v) of the Loan Agreement.

“Applicable Law” means, as to any Person or any matter, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, in each case applicable to or binding upon such Person (or any of its property) or such matter, or to which such Person (or any of its property) or such matter is subject, including, without limitation, any laws relating to assignments of contracts, life settlements, viatical settlements, insurance, consumers and consumer protection, usury, truth-in-lending, fair credit reporting, equal credit opportunity, federal and state securities or “blue sky” laws, the Federal Trade Commission Act and ERISA, and in the case of Section 6.3 of the Loan Agreement, FATCA.

“Applicable Margin” means four percent (4.00%).

“Assignment and Assumption Agreement” has the meaning set forth in Section 13.4 of the Loan Agreement.

“Assignor” means OLIPP IV, LLC, a Delaware limited liability company.

“Assignor Contribution Agreement” means the Contribution Agreement, dated as of April 29, 2013, by and between the Assignor, as the transferor, and the Parent Pledgor, as the transferee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Available Amount” means, with respect to any Distribution Date, the amount on deposit in the Collection Account.

“AVS” means AVS Underwriting, LLC and its successors.

“Base Rate” means, for any date of determination, the sum of (i) the Federal Funds Rate on such date plus (ii) one half of one percent (0.5%).

“Blocked Person” has the meaning set forth in Section 8.1(v) of the Loan Agreement.

“Borrower” has the meaning set forth in the recitals to the Loan Agreement.

“Borrower Account” has the meaning set forth in Section 5.1(c) of the Loan Agreement.

“Borrower Failure Procedures” has the meaning set forth in Section 5.2(a) of the Loan Agreement.

“Borrower Interest Pledge Agreement” means the Membership Interest Pledge Agreement, dated as of April 29, 2013, made by the Parent Pledgor in favor of the Administrative Agent on behalf of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Borrower Organizational Documents” means the certificate of formation and the limited liability company agreement of the Borrower.

“Borrower Valuation” has the meaning set forth in Section 6.5 of the Loan Agreement.

“Borrowing Base” means, on any date of determination, the lesser of (A) the sum of all of the following amounts that have been funded or are to be funded through the succeeding Distribution Date (i) the Initial Advance and all Additional Policy Advances, plus (ii) one-hundred percent (100%) of the sum of the Ongoing Maintenance Costs, plus (iii) one-hundred percent (100%) of the Debt Service, plus (iv) one-hundred percent (100%) of any other Fees and Expense Deposits and other fees and expenses funded and to be funded as approved by the Required Lenders in their sole discretion, less (v) any Required Amortization previously distributed and to be distributed pursuant to the Priority of Payments on the immediately succeeding Distribution Date; (B) seventy-five percent (75%) of the Lender Valuation of the Pledged Policies; (C) fifty percent (50%) of the aggregate face amount of the Pledged Policies (other than the Excluded Policies); and (D) the Facility Limit.

“Borrowing Base Certificate” means a certificate in the form of Exhibit F to the Loan Agreement.

“Borrowing Request” has the meaning set forth in Section 2.2(a) of the Loan Agreement.

“Broker” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Business Day” means any day on which commercial banks in Las Vegas, Nevada, Wilmington, Delaware, and Birmingham, Michigan, are not authorized or required to be closed.

“Calculation Date” means (i) the tenth (10th) day following March 31, June 30, September 30 or December 30 of each year, as applicable, beginning in July 2013, or if such day is not a Business Day, then the succeeding Business Day, but (ii) from and after the occurrence and during the continuance of an uncured and unwaived Event of Default, the tenth (10th) of each calendar month that commences thereafter, but (iii) from and after any cure or waiver of any Event of Default, the meaning in clause (i).

“Calculation Date Report” has the meaning set forth in Section 5.2(b) of the Loan Agreement.

“Cash Flow Sweep Percentage” means, on any date of determination, one-hundred percent (100%), unless the Required Lenders acting in their sole and absolute discretion agree at any time and from time to time that such percentage shall be less than one-hundred percent (100%), in which case, the percentage designated in writing by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower.

“Change in Control” means a change resulting when (i) the Borrower or the Parent Pledgor, as applicable, merges or consolidates with any other Person or permits any other Person to become the successor to its business, and the Borrower or the Parent Pledgor, as applicable, is not the surviving entity after such merger, consolidation or succession, other than as expressly permitted by the Transaction Documents, (ii) the Borrower or the Parent Pledgor, as applicable, conveys, transfers or leases substantially all of its assets as an entirety to another Person, other than as expressly permitted by the Transaction Documents, (iii) any Person shall become the owner, directly or indirectly, beneficially or of record, of equity representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding equity of the Borrower or the Parent Pledgor or (iv) the Assignor merges or consolidates with any other Person that is not expressly permitted by Section 7.18 of the Assignor Contribution Agreement.

“Change Forms” means, with respect to any Policy, all documents required by the applicable Issuing Insurance Company to be executed by the Borrower (or the Securities Intermediary, as owner thereof for the benefit of the Borrower or the Administrative Agent as secured party pursuant to the Account Control Agreement) to effect change of ownership of and designation of a new owner and beneficiary under such Policy.

“Claims” has the meaning set forth in the Account Control Agreement.

“Closing Date” means April 29, 2013.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Collateral” has the meaning set forth in Section 2.6(a) of the Loan Agreement.

“Collateral Audit” has the meaning set forth in Section 9.1(i) in the Loan Agreement.

“Collateral Package” means all documents and information in the possession or under the control of the Borrower, the Assignor, the Parent Pledgor, Imperial or any Affiliate of any of them, related to the Pledged Policies, including but not limited to, all Policy files related to the purchase or acquisition thereof by any Affiliate of Imperial and the transfer thereof to the Borrower (which shall include the most recent Policy Illustrations, Life Expectancy estimates, the Physician Competency Statement and medical records available to the Borrower) and all documents set forth on Exhibit M to the Account Control Agreement.

“Collection Account” has the meaning set forth in Section 5.1(a) of the Loan Agreement.

“Collections” means, collectively, all payments made from and after the Closing Date to or for the account of or the benefit of the Borrower, Imperial, the Servicer, the Assignor, the Parent Pledgor or any Affiliate of any of them or their agents (including the Securities Intermediary) by or on behalf of the Issuing Insurance Companies or any other Person in respect of the Policies, including without limitation, all Liquidation Proceeds, all proceeds of Policy Loans or withdrawals of cash surrender value made or taken from and after the Closing Date and any proceeds of any other Collateral and sale of Pledged Policies (including Net Proceeds), whether in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

“Commitment” means, with respect to any Lender, the maximum amount that may be advanced by such Lender under the Loan Agreement as specified in Schedule 2.1(a) to the Loan Agreement as the same is amended pursuant to any Assignment and Assumption Agreement.

“Commitment Termination Date” means the earliest to occur of: (i) the Scheduled Commitment Termination Date, and (ii) the effective date on which the Lenders’ Commitment is terminated following the occurrence of an Event of Default not cured within any applicable cure period, as described in Section 10.2 of the Loan Agreement.

“Confidential Information” means (i) the terms and conditions of the Loan Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, including (a) any term sheets, loan applications or other documents related to the Loan Agreement or the Transaction Documents and (b) any copies of such documents or any portions thereof and (ii) any Non-Public Information.

“Cure Notice” means a written notice from the Required Lenders to the Borrower indicating that the Required Lenders are granting the Borrower a cure period not exceeding ninety (90) days in order to cure an occurrence that would otherwise constitute an Event of Default.

“Custodian” means Wilmington Trust, National Association, in its capacity as custodian under the Account Control Agreement.

“Custodial Package” shall mean with respect to a Policy, each of the documents set forth on Exhibit M to the Account Control Agreement.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Debt Service” means, on any date of determination, the sum of the accrued interest due on all outstanding Advances that do not directly reflect the Rate Floor.

“Default Rate” means, in the event that an Event of Default has occurred and is continuing, the interest rate per annum at which each Loan shall bear interest, equal to the sum of (i) the greater of (A) (1) LIBOR or, if LIBOR is unavailable, (2) the Base Rate and (B) one and a half percent (1.5%) plus (ii) six percent (6%).

“Determining Party” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Direct Assumption Policies” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Disclosing Party” has the meaning set forth in Section 13.12 of the Loan Agreement.

“Distribution Date” means the fifth day after each Calculation Date (or if such day is not a Business Day, the next succeeding Business Day), beginning in July, 2013.

“Dollar” and the sign “$” shall mean lawful money of the United States of America.

“Eligibility Criteria” with respect to any Policy, means the following criteria, which are to be satisfied or have been waived in writing by the Required Lenders in their sole and absolute discretion as of the Advance Date as of which such Policy becomes a Pledged Policy:

(A) Except if such Policy is set forth on Eligibility Criteria Clause (a) Schedule to the Loan Agreement, the Securities Intermediary is designated as the “owner” and “beneficiary” under the Policy by the Issuing Insurance Company.

(B) The Policy is (i) a single life or survivorship policy, (ii) a fixed or variable universal life, whole life, or convertible term (provided such Policy is converted to a “permanent” life insurance policy prior to becoming a Pledged Policy), (iii) denominated and payable in U.S. Dollars and (iv) issued by a U.S. domiciled insurance company.

(C) The Insured is a United States citizen or permanent resident alien currently residing in the United States as of the date the Policy was acquired by the Borrower, and has documented social security information and photographic identification.

(D) The Insured shall be an individual sixty (60) years old or older.

(E) The Policy shall be in full force.

(F) The Issuing Insurance Company shall (x) have at least one of, but no lower than any one of (i) a financial strength rating of “A-” from A.M. Best or (ii) a financial strength rating of less than “A-” from A.M. Best that is approved by the Required Lenders in their sole discretion or (y) be the Phoenix Life Insurance Company or the Conseco Life Insurance Company, or one of their respective affiliates.

(G) Except if such Policy is set forth on Eligibility Criteria Clause (g) Schedule to the Loan Agreement, medical underwriting as to Life Expectancy shall be conducted with respect to the Policy by at least two Pre-Approved Medical Underwriters whose LE Reports must not be dated more than twelve (12) months prior to the related Advance Date with respect to Policies to be pledged on such Advance Date, and in each case, must be based on medical records obtained from the Insured that are not older than twenty-four (24) months as of such Advance Date.

(H) Except if such Policy is set forth on Eligibility Criteria Clause (h) Schedule to the Loan Agreement, the Insured must have an average Life Expectancy of no more than two-hundred fifty-two (252) months.

(I) Except if such Policy is set forth on Eligibility Criteria Clause (i) Schedule to the Loan Agreement, the Policy covering the life of an individual Insured shall not have a face amount of less than $70,000 or greater than $10.0 million, except as otherwise approved in writing by the Required Lenders.

(J) The Policy is beyond any relevant policy or statutory contestability and suicide periods.

(K) There must not be any outstanding Policy Loans or Liens outstanding in respect of the Policy, except for Permitted Liens that will be fully reflected in the pricing analysis and calculation, nor any other pledge or assignment outstanding on the Policy.

(L) The life expectancy reflected in the LE Report used to determine the Lender Valuation with respect to the related Advance is not less than twenty-four (24) months from the date of such Advance.

(M) The Policy and the legal and beneficial interests in the death benefit (taking into account the portion of the death benefit payable to a Person other than the Securities Intermediary who is designated as the “beneficiary” under a Retained Death Benefit Policy and previously disclosed in writing to the Administrative Agent) shall be capable of being sold, transferred and conveyed to the Borrower and its successors, assigns and designees, and the seller thereof to the Borrower shall have the right to do so. Any tracking/servicing (subject to any statutory prohibition applicable to life settlement providers) and custodial rights shall be fully assignable and transferable to the Borrower and its successors, assigns and designees or as otherwise directed by the Borrower. Except with respect to HIPAA Authorizations relating to the Policies set forth on Eligibility Criteria Clause (m) Schedule to the Loan Agreement, the documents and agreements contained in the related Collateral Package and listed on Exhibit M to the Account Control Agreement do not contain language purporting to limit their assignability, and none of the Borrower, Parent Pledgor, any Affiliate of either of them, or any Affiliate of Imperial is a party to any agreement that limits their assignability, and all such documents are fully assignable and transferable to the Borrower and its successors, assigns and designees or as otherwise directed by the Borrower; provided that Borrower makes no representation or warrant concerning whether applicable state law or public policy limit the assignability of any HIPAA Authorization or power of attorney or the enforceability thereof upon assignment.

(N) The Insured’s primary diagnosis leading to the Life Expectancy evaluation(s) must not be HIV or AIDS.

(O) The Policy shall not be purchased from a seller to which applicable state laws prohibiting the purchase or the transfer of ownership from such seller apply at the time of such purchase or transfer of ownership.

(P) The Borrower shall reasonably believe based on its review of the related Collateral Package and the other information available to or known by the Borrower or any Affiliate thereof, that the original owner/beneficiary under the Policy shall have had an insurable interest at the time of the initial issuance of the Policy.

(Q) The Policy shall not have a death benefit that, by the terms of the Policy, will decrease over time or from time to time, unless such decrease is scheduled and can be incorporated and fully reflected in the pricing of the Policy, and where the Policy shall contain no provisions limiting the future realization of the net death benefit, other than non-payment of premiums or the Insured reaching a certain age.

(R) The sale of the Policy from the Original Owner thereof complied with all Applicable Law.

(S) The transfer of the Policy is not subject to the payment of United States state sales taxes or any other taxes payable by the Borrower.

(T) The face amount of the Policy does not exceed five percent (5%) of the aggregate face amount of all Pledged Policies.

(U) The Rescission Period with respect to such Policy shall have expired.

(V) The Policy is not subject to any Applicable Law that makes unlawful the sale, transfer or assignment of such Policy.

(W) With respect to such Policy, the Borrower is not aware of any agreements, documents, assignments or instruments related to such Policy except for those agreements, documents, assignments and instruments that constitute and were included in the related Collateral Package that was delivered to the Administrative Agent.

(X) The related Collateral Package delivered to the Administrative Agent by or on behalf of the Borrower contain, at the very least, the documents set forth in Exhibit M to the Account Control Agreement.

“Eligible Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as the senior securities of such depository institution shall have a credit rating from each of Moody’s and S&P in one of its generic credit rating categories no lower than “A-” or “A3”, as the case may be.

“Eligible Institution” means a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (a) which has both (x) a long-term unsecured senior debt rating of not less than “A” by S&P and “A2” by Moody’s, and (y) a short-term unsecured senior debt rating rated in the highest rating category by S&P and Moody’s and (b) whose deposits are insured by the Federal Deposit Insurance Corporation.

“Eligible Policy” means a Policy that, as of the Advance Date as of which such Policy first becomes a Pledged Policy, satisfies all of the Eligibility Criteria that have not been waived in writing by the Required Lenders.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, 29 U.S.C. §1001 et seq., as amended from time to time and the regulations promulgated thereunder.

“Escrow Account” has the meaning set forth in Section 5.1(d) of the Loan Agreement.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:

(A) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, examinership or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, examiner, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up, examinership or composition or adjustment of debts and such case or proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(B) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

“Event of Default” has the meaning set forth in Section 10.1 of the Loan Agreement.

“Excluded Policy” means (i) any Policy pledged under the Loan Agreement for which no written acknowledgement of a collateral assignment was received by the Administrative Agent or the Securities Intermediary from the related Issuing Insurance Company within sixty (60) calendar days of the Advance Date as of which such Policy became a Pledged Policy, (ii) any Policy set forth on Eligibility Criteria Clause (a) Schedule to the Loan Agreement, (iii) any Policy pledged under the Loan Agreement in respect of which the Insurance Consultant is not authorized to, or is not accepted by the related Issuing Insurance Company to, communicate and receive verifications of coverage and obtain other information from such Issuing Insurance Company and (iv) any Policy set forth on Schedule 7.1(f) to the Loan Agreement. With respect to any Policy described in clause (i) of the immediately preceding sentence, if such written acknowledgement of a collateral assignment is received by the Administrative Agent or the Securities Intermediary after such date, such Policy shall cease to be an Excluded Policy on the date of such receipt. With respect to any Policy described in clause (ii) of the first sentence of this definition, such Policy shall cease to be an Excluded Policy on the date the Administrative Agent receives written confirmation from the Securities Intermediary that the Securities Intermediary is designated as the “owner” and “beneficiary” under such Policy by the related Issuing Insurance Company. With respect to any Policy described in clause (iii) of the first sentence of this definition, if the Insurance Consultant becomes authorized to, or becomes accepted by the related Issuing Insurance Company to, communicate and receive verifications of coverage and obtain other information from such Issuing Insurance Company, such Policy shall cease to be an Excluded Policy on the date of such authorization or acceptance. With respect to any Policy described in clause (iv) of the first sentence of this definition, such Policy shall cease to be an Excluded Policy on the date the Custodian receives an original or a copy from the related Issuing Insurance Company of such Policy.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or required to be withheld or deducted from a payment to a Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in Lender Notes issued pursuant to the Loan Agreement pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Lender Notes (other than pursuant to an assignment request by the Borrower under Section 6.4) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 6.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 6.3 and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Expense Deposit” means, with respect to each Borrowing Request related to a proposed Additional Policy Advance, an amount required to reimburse the Administrative Agent and the Lenders for third-party out-of-pocket expenses incurred in connection with the review and evaluation of the Additional Policies identified in such Borrowing Request, as determined by the Administrative Agent in its reasonable discretion.

“Expenses” means (i) Servicing Fees and costs and other amounts reimbursable to the Servicer pursuant to the Servicing Agreement, (ii) payments to the Custodian and Securities Intermediary, as applicable, of their accrued fees and reimbursable expenses related to the Pledged Policies, the Accounts or the Borrower Account, (iii) Expense Deposits, (iv) the reasonable administrative expenses of the Borrower related to the Pledged Policies or general operations of the Borrower including Collateral Audits and maintenance of the Collateral, in an amount not to exceed $15,000 per annum or a greater amount approved by the Required Lenders in their sole discretion, (v) Portfolio Manager Fees and (vi) Administrative Agent Fees. The Expenses to be funded during 2013 shall be approved by the Required Lenders as of the Closing Date. The Expenses to be funded during any succeeding calendar year shall be approved by the Required Lenders in their sole and absolute discretion upon review of the Annual Budget for such succeeding calendar year as contemplated by Section 9.1(d)(vi) of the Loan Agreement, which amounts, if comprising amounts described in the preceding clauses (iii) and (v) may be less than (or greater than) such amounts approved, in any preceding calendar year, in the Required Lenders’ sole and absolute discretion.

“Facility Limit” means $300,000,000; provided, however, that on April 29, 2018 and on each anniversary thereafter, such amount shall be reduced by an amount up to the lesser of (i) the sum of (a) $25,000,000 plus (b) the aggregate of the Facility Limit Shortfall Amounts not previously applied to reduce the Facility Limit, if any and (ii) an amount which would cause the then Facility Limit to equal the product of (A) 1.3 and (B) the highest aggregate principal balance of Advances (excluding Protective Advances) that were outstanding during the twelve month period immediately preceding such anniversary.

“Facility Limit Shortfall Amount” shall mean with respect to each date on which the Facility Limit is required to be reduced pursuant to the definition thereof, the excess, if any, of the $25,000,000 that constitutes the additional reduction to be applied on such date pursuant to clause (i)(a) of the definition thereof, over the amount of the actual reduction applied to such additional reduction.

“Fasano” means Fasano Associates, Inc. and its successors.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of the Loan Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fee Letter” means that certain Fee and Indemnification Agreement, dated as of April 29, 2013, among the Borrower, Imperial Holdings Inc. and Wilmington Trust, N.A., setting forth, among other things, the fees of the Securities Intermediary and the Custodian.

“Fees” means, (i) in relation to the Initial Advance, the Up-Front Fee and, (ii) in relation to any Advance other than the Initial Advance, any fee payable to a broker or other third party in relation to the acquisition of an Additional Policy or other transaction contemplated by the Loan Agreement, and in each case, the payment of which has been approved by the Required Lenders in their sole discretion.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it plus 0.75%.

“Foreign Lender” means a Lender that is not a U.S. Person.

“FTP Site” shall have the meaning set forth in Annex 1 to the Servicing Agreement.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Imperial” means Imperial Holdings Inc., a Florida corporation, and its successors.

“Indemnified Amounts” has the meaning set forth in Section 11.1 of the Loan Agreement.

“Indemnified Bank Person” has the meaning set forth in the Account Control Agreement.

“Indemnified Party” has the meaning set forth in Section 11.1 of the Loan Agreement.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower and (b) to the extent not otherwise described in (a), Other Taxes.

“Independent Manager” has the meaning set forth in Section 9.1(f)(ii) of the Loan Agreement.

“Initial Advance” means an Advance in an amount equal to the sum of (i) for any Subject Policies set forth on the Initial Advance Lexington Schedule to the Loan Agreement, the lesser of (A) fifty percent (50%) of the Purchase Price and (B) fifty percent (50%) of the market value of such Subject Policies as determined by the Required Lenders in their sole discretion, plus (ii) for any Subject Policies not set forth on the Initial Advance Lexington Schedule to the Loan Agreement, fifty percent (50%) of the market value for such Subject Policies as determined by the Required Lenders in their sole discretion, plus (iii) the Up-Front Fee, plus (iv) the Initial Expense Deposit plus (v) certain fees and expenses of the Borrower, including reasonable attorneys’ fees, as approved by the Required Lenders in their sole discretion.

“Initial Advance Acceptance” has the meaning set forth in Section 2.3(a) of the Loan Agreement.

“Initial Expense Deposit” means $3,000,000.

“Initial Face Amount” shall mean, with respect to each Policy that is or has ever been a Pledged Policy, the face amount of such Policy as of the date such Policy became a Pledged Policy.

“Initial Lender” has the meaning set forth in the recitals to the Loan Agreement.

“Initial Policy Purchaser” means, with respect to any Policy, any Person who purchased the Policy from the Original Owner.

“Insurance Consultant” means D3G Capital Management, LLC, a Texas limited liability company.

“Insured” means a natural person who is named as the insured on a Policy.

“Interest Payment Date” with respect to any Advance, means the first Distribution Date occurring after the initial funding of such Advance, and each subsequent Distribution Date thereafter.

“Interest Period” means with respect to each Advance and each Interest Payment Date, (i) the period from and including the date such Advance is funded, to but excluding the immediately succeeding Distribution Date, and, thereafter, (ii) the period from and including the most recent preceding Distribution Date to but excluding the succeeding Distribution Date;

provided, however, that for the last Interest Period that commences before the Maturity Date and so would otherwise end on a date occurring after the Maturity Date, such Interest Period shall end on and include the Maturity Date.

“Investment” means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

“Issuing Insurance Company” means with respect to any Policy, the insurance company that is obligated to pay the related benefit upon the death of the related Insured by the terms of such Policy (or the successor to such obligation).

“Joint Policy” means a Policy with more than one Insured that pays upon the death of the last Insured to die. Unless the context otherwise requires, joint Insureds of a Joint Policy shall collectively count, as applicable, as a “separate individual,” as a “single insured” or as an “insured person”.

“Lapsed/Grace Policy” has the meaning set forth in Section 10.1(p) of the Loan Agreement.

“Lender” means each of the financial institutions party to the Loan Agreement as lender thereunder.

“Lender’s Commitment” means, with respect to a Lender, the Commitment for such Lender as set forth on Schedule 2.1(a) of the Loan Agreement or in the Assignment and Assumption Agreement pursuant to which such Lender becomes a party to the Loan Agreement.

“Lender Default” means with respect to a Lender, the failure of such Lender to make any Advance it is obligated to make under the Loan Agreement, which failure continues for thirty (30) Business Days after the date on which such Lender receives written notice of such failure from the Borrower.

“Lender Note” and “Lender Notes” each has the meaning set forth in Section 2.5 of the Loan Agreement.

“Lender Valuation” means, on any date of determination, the value of the Pledged Policies (other than the Excluded Policies) as determined by the Required Lenders in their reasonable discretion. For purposes of this definition, but without limitation as to what other methodology and assumptions might be reasonable, similar methodology and assumptions utilized by the Required Lenders in valuing the Pledged Policies related to the Initial Advance shall be deemed to be reasonable. In valuing each such Pledged Policy, the Required Lenders: (i) utilized reasonable actuarial practices on a probabilistic basis and took into consideration other means of valuing life insurance policies including available market comparisons, (ii) determined which Select Composite Valuation Basic Table to use for the related Insured, (iii) used their reasonable judgment to optimize premiums, (iv) generally utilized at least two (2) LE Reports to determine the life expectancy of the related Insured, however, depending on such Pledged Policy, the Required Lenders could have utilized only one of the two LE Reports supplied by the Borrower, the Required Lenders could have combined the two supplied LE Reports in a manner determined in the Required Lenders’ sole and absolute discretion or the Required Lenders could have adjusted an individual LE Report based upon the Required Lenders’ review of such LE Reports or a review conducted by a third-party approved by the Required Lenders of such LE Reports and (v) based the discount rate of such Pledged Policy on market based conditions, with upward and downward adjustments in such discount rate to account for such Pledged Policy’s individual characteristics, including, without limitation, whether such Pledged Policy had a return of premium rider, the applicable maturity date, the face value of such Pledged Policy, the life expectancy of the related Insured, any information related to the origination of such Pledged Policy (such as whether such Pledged Policy was premium financed or originated pursuant to a “beneficial interest” program), the completeness of the related Collateral Package, the shape of the COI curve, the identity of the related Issuing Insurance Company and other factors identified and weighed by the Required Lenders in their reasonable judgment. The Borrower hereby acknowledges that the foregoing methodology is likely to change over time to account for market conditions and the Required Lenders’ experience in the life settlement marketplace and that any such changes to the methodology shall be in the Required Lenders’ reasonable judgment.

“LIBOR” means, for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the British Bankers Association LIBOR Rate

(“BBA LIBOR”) by Bloomberg, Reuters or other commercially available source providing quotations of BBA LIBOR, as designated by the Administrative Agent from time to time, at approximately 11:00 A.M. (London time) on the Rate Calculation Date for such Interest Period, as the London interbank offered rate for deposits in Dollars for a 12-month period.

“Lien” shall mean any mortgage, pledge, assignment, lien, security interest or other charge or encumbrance of any kind, including the retained security title of a conditional vendor or a lessor.

“Life Expectancy” means (A) with respect to any Policy, the average of two separate life expectancies of the related Insured, stated in months, provided by two separate Pre-Approved Medical Underwriters to achieve fifty (50%) percentile cumulative mortalities for such Insured and, if not provided, by applying the provided life expectancy in months to the mortality table selected by the Required Lenders to calculate a 50th percentile cumulative mortality schedule for such Insured; and (B) with respect to any Policy that is a Joint Policy means the joint life expectancy of the related Insureds in months provided by two (2) Pre-Approved Medical Underwriters to achieve a 50th percentile cumulative mortality for such Insureds and calculated in the Pricing Model by applying the weighted average of the cumulative mortality schedules provided for the two (2) joint life expectancies by the Pre-Approved Medical Underwriters and, if not provided, by applying the provided life expectancy in months to the mortality table selected by the Required Lenders to calculate a 50th percentile cumulative mortality for such Insureds.

“Life Expectancy Date” means, with respect to any Policy, the last day of the last month of the Life Expectancy for such Policy.

“Life Expectancy Report” or “LE Report” means, with respect to a Policy, an assessment by a Pre-Approved Medical Underwriter in a written statement dated within one-hundred eighty (180) days prior to the Advance Date on which such Policy became or is proposed to become a Pledged Policy, with respect to the Life Expectancy of the related Insured.

“Liquidated Policy” means any Pledged Policy that has been liquidated as a result of the death of the related Insured.

“Liquidation Proceeds” means any and all proceeds realized from Liquidated Policies.

“Loan Agreement” means the Loan and Security Agreement, dated as of the Closing Date among the Borrower, the Servicer, the Portfolio Manager, the Lenders party thereto and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“LTV” means, on any date of determination, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all outstanding Advances, and the denominator of which is the Lender Valuation of the Pledged Policies (other than any Excluded Policies), as determined by the Required Lenders in their sole discretion.

“Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on:

(A) the business, assets, financial condition or operations of the Borrower, the Assignor or the Parent Pledgor or any of the Collateral;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B) the ability of the Borrower, the Assignor or the Parent Pledgor to perform its respective obligations under any Transaction Document to which such Person is a party;

(C) the validity or enforceability against the Borrower, the Assignor or the Parent Pledgor of any Transaction Document to which such Person is a party;

(D) the status, existence, perfection or priority of the Administrative Agent’s (for the benefit of the Secured Parties) security interest in any of the Collateral or in any of the Pledged Interests; or

(E) the Lender Valuation or the aggregate amount of Net Death Benefits of the Pledged Policies or the validity, enforceability or collectability of a material number of Pledged Policies.

[*]

“Maturity Date” means April 29, 2028.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Net Death Benefit” means, with respect to a Policy, the amount projected to be paid by the Issuing Insurance Company to the Borrower or the Securities Intermediary on its behalf as a result of the death of the related Insured.

“Net Proceeds” shall mean, with respect to a sale of the Collateral pursuant to Section 2.7 of the Loan Agreement, all proceeds of such sale net of the lesser of (x) reasonable third-party out-of-pocket expenses incurred by the Borrower which have been approved by the Administrative Agent in its sole and absolute discretion and (y) the greater of (i) $20,000 and (ii) one percent (1.00%) of the face amount of the Pledged Policies sold in such sale.

“Non-Determining Party” has the meaning set forth in Section 2.7(b) of the Loan Agreement.

“Non-Public Information” means any and all medical, health, financial and personally identifiable information about an Insured, a Policy seller, a Policy Beneficiary or any spouse or other individual closely related by blood or law to any such Person, including name, street or mailing address, e-mail address, telephone or other contact information, employer, social security or tax identification number, date of birth, driver’s license number, photograph or documentation of identity or residency (whether independently disclosed or contained in any disclosed document such as a Policy, life expectancy evaluation, life insurance application or viatical or life settlement application or agreement).

“Obligations” means all obligations (monetary or otherwise) of the Borrower to the Lenders or the Administrative Agent and their respective successors, permitted transferees and assigns arising under or in connection with the Loan Agreement, the Lender Notes and each other Transaction Document, in each case however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, including, without limitation, the obligation of the Borrower to pay the Aggregate Participation Interest.

“OFAC” has the meaning set forth in Section 8.1(u) of the Loan Agreement.

“OFAC Listed Person” has the meaning set forth in Section 8.1(u) of the Loan Agreement.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Ongoing Maintenance Advance” shall mean an Advance made after the date of the making of the Initial Advance, the proceeds of which are used solely to pay amounts permitted pursuant to Section 2.8(a)(ii) of the Loan Agreement.

“Ongoing Maintenance Costs” means (i) the scheduled Premiums on the Pledged Policies (other than Excluded Policies) as set forth on the related Servicer Report and set forth in the related Annual Budget which has been approved by the Required Lenders pursuant to Section 9.1(d)(vi) of the Loan Agreement, as adjusted by the Administrative Agent to reflect any maturities or sales of Pledged Policies and any Advances and (ii) the Expenses of the Borrower.

“Ongoing Maintenance Costs Reimbursable Amount” shall mean as of any date of determination after the occurrence of a Lender Default, the aggregate amount of Ongoing Maintenance Costs the Borrower has actually paid after the occurrence of such Lender Default and would not have otherwise had to pay had such Lender Default not occurred, plus interest thereon at a rate equal to the Default Rate.

“Original Owner” means, with respect to a Policy, the Person to which the Policy was initially issued and who was listed as owner on the initial declarations page of such Policy or the policy application, as applicable.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, the Loan Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

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“Parent Pledgor” means Markley Asset Portfolio, LLC, a Delaware limited liability company.

“Parent Pledgor Contribution Agreement” means the Contribution Agreement, dated as of April 29, 2013, by and between the Parent Pledgor, as the transferor, and the Borrower, as the transferee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Partial Repayment Date” shall mean the date on which all Obligations have been paid in full in cash by the Borrower (other than the Aggregate Participation Interest, any Administrative Agent Fees due and payable after such date and any Protective Advances made after such date, and including, for the avoidance of doubt, the Amortization Shortfall Amounts for all of the Shortfall Pledged Policies that remain unpaid) and all Commitments have been terminated.

“Participation Interest Account” means an account to be designated in writing from time to time by the Initial Lender to the Borrower.

“Participation Interest” shall mean with respect to each Pledged Policy, the right of the Lenders to receive the Participation Interest Percentage of the portion of Collections (including Available Amounts), prior to the deduction of any Amortization Shortfall Amounts and Participation Interest Shortfall Amounts, distributable pursuant to (i) clause “Eighth” of Section 5.2(b) of the Loan Agreement, (ii) clause “Tenth” of Section 5.2(b) of the Loan Agreement, (iii) clause “Eleventh” of Section 5.2(b) of the Loan Agreement, (iv) clause “Eleventh” of Section 5.2(c) of the Loan Agreement, (v) clause “Fourteenth” of Section 5.2(c) of the Loan Agreement, (vi) clause “Fifteenth” of Section 5.2(c) of the Loan Agreement, (vii) Clause “Ninth” of Section 5.2(e) of the Loan Agreement, (viii) Clause “Tenth” of Section 5.2(e) of the Loan Agreement and/or (ix) Section 10.2(c) of the Loan Agreement, as applicable.

“Participation Interest Percentage” shall initially equal fifty percent (50%). Such percentage shall be reduced once by three percent (3.00%) for each calendar quarter which is one of the first sixteen (16) calendar quarters occurring after the Closing Date in which one or more Lender Defaults has initially occurred and no other Lender made the Advances that the applicable Lenders which caused such Lender Default(s) were obligated to make; provided that such percentage shall not be reduced with respect to any such calendar quarter if any Lender or Lenders make additional Advances within twelve (12) months of the end of such calendar quarter, in an amount which equals or exceeds the amount of the Advances that the Lenders that caused the related Lender Default(s) to initially occur in such calendar quarter failed to advance.

“Participation Interest Shortfall Amount” shall mean, with respect to a Pledged Policy that has become a Shortfall Pledged Policy, the excess of (x) the aggregate of the amounts that would have been distributed to the Participation Interest Account on the next Distribution Date occurring after the date on which such Pledged Policy became a Shortfall Pledged Policy, had such Pledged Policy matured and had the related death benefit been paid in full by the related Issuing Insurance Company, by deposit thereof into the Collection Account prior to the related

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Calculation Date pursuant to clause “Eleventh” of Section 5.2(b) of the Loan Agreement, clause “Fifteenth” of Section 5.2(c) of the Loan Agreement or clause “Tenth” of Section 5.2(e) of the Loan Agreement, as applicable, as determined by the Administrative Agent on such Calculation Date, over (y) the aggregate of the amounts that will actually be distributed to the Participation Interest Account on such Distribution Date pursuant to clause “Eleventh” of Section 5.2(b) of the Loan Agreement, clause “Fifteenth” of Section 5.2(c) of the Loan Agreement or clause “Tenth” of Section 5.2(e) of the Loan Agreement, as applicable, but not taking into account any amounts that will actually be distributed pursuant to clause (ii) thereof which relate to such Shortfall Pledged Policy, as determined by the Administrative Agent on the related Calculation Date.

“Payment Account” has the meaning set forth in Section 5.1(b) of the Loan Agreement.

“Payment Instructions” has the meaning set forth in Section 5.2(b) of the Loan Agreement.

“Payoff Notice” has the meaning set forth in Section 6.5 of the Loan Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Permitted Sale Cashflow Date” shall mean the date on which (i) the sum of (a) the aggregate face amount of all Pledged Policies which were sold pursuant to Section 2.7(a) of the Loan Agreement (other than Pledged Policies sold pursuant to clause (iv) of the first sentence of Section 2.7(a) of the Loan Agreement) and (b) the aggregate face amount of all Pledged Policies which were sold pursuant to Section 2.7(b) of the Loan Agreement and in respect of which the Determining Party was the Borrower or the Portfolio Manager (other than Direct Assumption Policies) exceeds ten percent (10%) of the aggregate face amount of all the Pledged Policies as of the Closing Date, or (ii) the sum of (a) the Lender Valuation of all Pledged Policies which were sold pursuant to Section 2.7(a) of the Loan Agreement (other than Pledged Policies sold pursuant to clause (iv) of the first sentence of Section 2.7(a) of the Loan Agreement) as of their respective sale dates and (b) the Lender Valuation of all Pledged Policies which were sold pursuant to Section 2.7(b) of the Loan Agreement and in respect of which the Determining Party was the Borrower or the Portfolio Manager (other than Direct Assumption Policies) exceeds ten percent (10%) of the Lender Valuation as of the Closing Date or (iii) the sum of (a) the aggregate number of all Pledged Policies which were sold pursuant to Section 2.7(a) of the Loan Agreement (other than Pledged Policies sold pursuant to clause (iv) of the first sentence of Section 2.7(a) of the Loan Agreement) and (b) the aggregate number of all Pledged Policies which were sold pursuant to Section 2.7(b) of the Loan Agreement and in respect of which the Determining Party was the Borrower or the Portfolio Manager (other than Direct Assumption Policies) exceeds ten percent (10%) of the aggregate number of all Pledged Policies as of the Closing Date.

“Permitted Investment” means, at any time:

(A) marketable obligations issued by or the full and timely payment of which is directly and fully guaranteed or insured by the United States government or any other government with an equivalent rating, or any agency or instrumentality thereof when

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such marketable obligations are backed by the full faith and credit of the United States government or such other equivalently rated government, as the case may be, but excluding any securities which are derivatives of such obligations; and

(B) time deposits, bankers’ acceptances and certificates of deposit of any domestic commercial bank or any United States branch or agency of a foreign commercial bank which (i) has capital, surplus and undivided profits in excess of $100,000,000 and which has a commercial paper or certificate of deposit rating in the highest rating category by Moody’s and in one of the two highest rating categories by S&P or (ii) is set forth in a list (which may be updated from time to time) approved in writing by the Required Lenders.

“Permitted Lien” with respect to any Pledged Policy or Subject Policy means a Lien, security interest, pledge, charge or encumbrance, or similar right or claim (i) in favor of the Administrative Agent pursuant to the Transaction Documents, or (ii) in the case of a Retained Death Benefit Policy, in favor of an original owner, insured or seller or any family member of any of the foregoing of a Pledged Policy or Subject Policy but only to the extent of the portion of the death benefit thereof retained by or in favor of such Person.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

“Physician’s Competency Statement” means, with respect to an Insured, a letter issued by such Insured’s attending physician confirming that such Insured is mentally competent as of the date of such letter.

“Pledged Interests” means, collectively, the ownership interests in the Borrower pledged to the Administrative Agent by the Parent Pledgor pursuant to the Borrower Interest Pledge Agreement.

“Pledged Policy” means each Policy pledged to secure Advances under the Loan Agreement that is not a Policy that has been sold or abandoned as contemplated by Section 2.7 of the Loan Agreement or been released from the Lien of the Administrative Agent pursuant to Section 2.6 of the Loan Agreement.

“Policy” means any life insurance policy.

“Policy Account” shall have the meaning set forth in the Account Control Agreement.

“Policy Illustration” means, with respect to any Policy, a level premium, policy values and Net Death Benefit projection produced by the Issuing Insurance Company or an agent of the Issuing Insurance Company, using the Issuing Insurance Company’s current/non-guaranteed values (with a non-guaranteed interest crediting rate not to exceed two-hundred (200) basis points over the guaranteed rate) sufficient to carry such Policy to its Policy Maturity Date, which Policy Illustration is not dated more than three hundred sixty-five (365) days prior to the applicable Advance Date.

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“Policy Loan” means with respect to a Policy, an outstanding loan secured thereby or that has setoff rights with respect thereto.

“Policy Maturity Date” means, with respect to a Policy, the date specified in the Policy, including any extensions thereto available and exercised under the terms of the Policy, on which coverage offered under the Policy terminates.

“Portfolio Manager” means Imperial Finance & Trading, LLC, acting as Portfolio Manager, or any successor Portfolio Manager.

“Portfolio Manager Fee” shall mean, with respect to each Distribution Date, a fee in an amount equal to $300 for each Policy that was a Pledged Policy during the immediately preceding calendar quarter.

“Portfolio Manager Indemnified Amounts” has the meaning set forth in Section 11.2 of the Loan Agreement.

“Pre-Approved Medical Underwriters” means any two (2) of Fasano, AVS or 21st Services.

“Premium” means, with respect to any Pledged Policy, as indicated by the context, any past due premium with respect thereto, or any scheduled premium.

“Priority of Payments” means the priority of payments set forth in Section 5.2 of the Loan Agreement.

“Proposed Additional Policy Advance” has the meaning set forth in Section 2.3(c) of the Loan Agreement.

“Proposed Additional Policy Advance Notice” has the meaning set forth in Section 2.3(c) of the Loan Agreement.

“Proposed Initial Advance” has the meaning set forth in Section 2.3(a) of the Loan Agreement.

“Proposed Initial Advance Notice” has the meaning set forth in Section 2.3(a) of the Loan Agreement.

“Proposed Sale Agreement” has the meaning set forth in Section 2.7(a)(ii) of the Loan Agreement.

“Protective Advances” has the meaning set forth in Section 2.1(e) of the Loan Agreement.

“Publicly Traded Company” means a Person whose securities are listed on a national securities exchange or quoted on an automated quotation system in the United States of America and any wholly-owned subsidiary of such a Person.

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“Purchase Price” means $37,260,895.

“Rate Calculation Date” for any Interest Period, means the last Business Day of the preceding calendar year.

“Rate Floor” has the meaning set forth in Section 3.1 of the Loan Agreement.

“Receiving Party” has the meaning set forth in Section 13.12 of the Loan Agreement.

“Recovered Pledged Policy” has the meaning set forth in Section 5.2(f) of the Loan Agreement.

“Recipient” means the Administrative Agent or a Lender, as applicable.

“Regulatory Change” means, relative to any Affected Party:

(A) any change in (or the adoption, implementation, change in the phase-in or commencement of effectiveness of) any: (i) United States Federal or state law or foreign law applicable to such Affected Party, (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or government authority charged with the interpretation or administration of any law referred to in clause (a)(i), or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party, or (iii) GAAP or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above;

(B) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above; or

(C) the issuance, publication or release of any regulation, interpretation, directive, requirement or request of a type described in clause (a)(ii) above to the effect that the obligations of any Lender hereunder are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Lender or any related Affected Party.

For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board (including, without limitation, Interpretation No. 46: Consolidation of Variable Interest Entities) shall constitute a Regulatory Change, regardless of whether it occurred before or after the date hereof.

“Representatives” has the meaning set forth in Section 13.12 of the Loan Agreement.

“Required Amortization” means, with respect to any Distribution Date, the product of (i) the Cash Flow Sweep Percentage and (ii) the Available Amount.

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“Required Lenders” means Lenders holding more than fifty percent (50%) of the aggregate Commitments.

“Rescission Period” means, with respect to any Policy, the contractual or statutory period during which the related Original Owner or any other Person can rescind the sale of such Policy to the Initial Purchaser.

“Retained Death Benefit Policy” means a Policy in which a Person in addition to the Securities Intermediary is designated as the “beneficiary” under the Policy by the related Issuing Insurance Company.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.

“Sale Price” has the meaning set forth in Section 2.7(a)(ii) of the Loan Agreement.

“Scheduled Commitment Termination Date” means April 29, 2028, as such date may be extended pursuant to the written consent of the Borrower and the Lenders.

“Secured Parties” means each Lender, the Administrative Agent and the Affected Parties.

“Securities Intermediary” means Wilmington Trust, National Association, in its capacity as securities intermediary under the Account Control Agreement.

“Servicer” means Imperial Finance & Trading, LLC, acting as Servicer, or any Successor Servicer.

“Servicer Report” has the meaning set forth in the Servicing Agreement.

“Servicer Report Date” means the date the Servicer Report is to be delivered pursuant to the terms of the Servicing Agreement.

“Servicer Termination Event” has the meaning set forth in the Servicing Agreement.

“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Servicer, the Administrative Agent, and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

“Servicing Fee” has the meaning set forth in the Servicing Agreement.

“Shortfall Exclusion Election” has the meaning set forth in Section 5.4 of the Loan Agreement.

“Shortfall Pledged Policy” means, subject to Section 5.4 of the Loan Agreement, a Pledged Policy in respect of which the related Issuing Insurance Company has successfully challenged or rescinded (or prevailed in any similar action or arbitration or a settlement of any such action was consummated) such Pledged Policy and the result of such challenge or rescission

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(or such similar action, arbitration or settlement) was that such Issuing Insurance Company either (a) paid an amount less than the face amount of such Pledged Policy plus any applicable statutory interest or (b) did not pay any portion of the related death benefit to the Securities Intermediary for deposit into the Collection Account. For avoidance of doubt, any Pledged Policy in respect of which an Issuing Insurance Company obtains a favorable judgment or verdict in a challenge or rescission action (or any similar action, including, without limitation, in an arbitration proceeding), shall be deemed to be a Shortfall Pledged Policy regardless of whether any appeal is pending, possible or planned. For purposes of clarity, and not by way of limitation, if a Pledged Policy becomes a Shortfall Pledged Policy as a result of a legal proceeding or arbitration proceeding, such Pledged Policy shall be deemed to become a Shortfall Pledged Policy on the date a judgment, verdict or ruling is rendered, or in the case of a settlement of any challenge or rescission action, on the date of execution of any settlement agreement or similar agreement, and otherwise, on the date designated by the Required Lenders in their discretion exercised in a commercially reasonable manner.

“Solvent” means with respect to any Person, that as of the date of determination (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability) of such Person and (z) not less than the amount that will be required to pay the reasonably projected liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under Applicable Laws relating to fraudulent transfers and conveyances.

“Subject Policy” means, with respect to an Advance, a Policy proposed to be pledged by the Borrower in connection with such Advance.

“Subsequent Advance Acceptance” shall have the meaning specified in Section 2.3(b) of the Loan Agreement.

“Subsequent Advance Date” with respect to any Advance other than the Initial Advance, shall mean the date that such Advance is made pursuant to and in accordance with the Loan Agreement.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power (other than securities or other ownership interests having such power only by reason of the happening of a contingency which has not occurred) to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

“Successor Servicer” has the meaning set forth in the Servicing Agreement.

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“Tax” or “Taxes” means any and all fees (including documentation, recording, license and registration fees), taxes (including net income, gross income, franchise, value added, ad valorem, sales, use, property (personal and real, tangible and intangible) and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, together with any and all penalties, fines, additions to tax and interest thereon, imposed by any Governmental Authority.

“Total Investment” means $76,120,000.

“Transaction Documents” means the Loan Agreement, the Servicing Agreement, the Assignor Contribution Agreement, the Parent Pledgor Contribution Agreement, the Borrower Interest Pledge Agreement, the Account Control Agreement, the Fee Letter, the Lender Notes, the UCC financing statements filed in connection with any of the foregoing, and in each case any other agreements, instruments, certificates or documents delivered or contemplated to be delivered thereunder or in connection therewith, as any of the foregoing may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the Loan Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“Unmatured Event of Default” shall mean any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

“Up-Front Fee” means $4,000,000.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 6.3(f)(ii)(B)(iii) of the Loan Agreement.

“Withholding Agent” means the Securities Intermediary.

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